UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

TAYLOR CAPITAL GROUP, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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TAYLOR CAPITAL GROUP, INC.

9550 West Higgins Road

Rosemont, Illinois 60018

(847) 653-7978

Dear Stockholder:

You are cordially invited to attend the 2012 Annual Meeting of Stockholders (the “Annual Meeting”) of Taylor Capital Group, Inc., a Delaware corporation (the “Company”), to be held at 9:00 a.m., central time, on May 31, 2012, on the ninth floor of our executive offices located at 9550 West Higgins Road, Rosemont, Illinois 60018.

At the Annual Meeting, stockholders will be electing all 15 members of our Board of Directors and will consider an advisory vote to approve executive compensation. In addition, stockholders will be asked to approve the amendment and restatement of the Company’s existing certificate of incorporation and by-laws in order to eliminate certain provisions that are no longer necessary, primarily as a result of the various capital-raising and restructuring transactions we completed during the past two years. The proposed amendments to our certificate of incorporation and by-laws will simplify these basic governance documents, as well as update and conform them to the Company’s current capital and governance structure.

Regardless of your plans for attending in person, it is very important that your shares be represented at the Annual Meeting. On behalf of our Board of Directors, I encourage you to read the attached Notice of Annual Meeting of Stockholders and the accompanying proxy statement and to vote your shares promptly. To ensure that your shares are represented at the Annual Meeting whether or not you plan to attend in person, we urge you to submit a proxy with your voting instructions by telephone, by the Internet or by signing, dating and mailing your proxy card in accordance with the instructions provided on it.

We look forward to seeing you at the Annual Meeting.

Sincerely,

Mark A. Hoppe

Chief Executive Officer and President

Rosemont, Illinois

April 26, 2012

TAYLOR CAPITAL GROUP, INC.

9550 West Higgins Road

Rosemont, Illinois 60018

(847) 653-7978

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

The 2012 Annual Meeting of Stockholders (the “Annual Meeting”) of Taylor Capital Group, Inc., a Delaware corporation (the “Company”), will be held on the ninth floor of our executive offices located at 9550 West Higgins Road, Rosemont, Illinois 60018 on May 31, 2012, at 9:00 a.m., central time, for the following purposes:

1.    To elect 15 directors to our Board of Directors to serve for a term of 1 year and until their respective successors are elected and qualified;

2.    To vote on a non-binding advisory resolution approving the executive compensation described in the accompanying proxy statement;

3.    To approve the amendment and restatement of the Company’s Third Amended and Restated Certificate of Incorporation (the “Existing Certificate”) as the Fourth Amended and Restated Certificate of Incorporation (the “New Certificate”) in order to conform its provisions to the Company’s current capital and governance structure and to eliminate several provisions that are no longer necessary;

4.    To approve, in addition to the other changes to the Existing Certificate reflected in the proposed New Certificate, the elimination from Article SEVENTH of a provision that previously protected certain negotiated board of directors nomination rights held by two groups of stockholders (the “Special Nominating Rights”);

5.    To approve the amendment and restatement of the Company’s Third Amended and Restated By-laws (the “Existing By-laws”) as the Fourth Amended and Restated By-laws (the “New By-laws”) in order to conform their provisions to the Company’s current governance structure and to eliminate several provisions that are no longer necessary;

6.    To approve, in addition to the other changes to the Existing By-laws reflected in the proposed New By-laws, the elimination of the Special Nominating Rights from Section 2.9 thereof; and

7.    To consider and act upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

The Board of Directors has fixed the close of business on April 13, 2012 as the record date for determining stockholders entitled to notice of, and to vote at, the Annual Meeting. Ten days prior to the Annual Meeting, a list of all stockholders entitled to vote at the Annual Meeting will be open to examination by any stockholder for any purpose relevant to the Annual Meeting, during ordinary business hours, at our office in Rosemont, Illinois.

Your vote is important. We encourage you to submit a proxy with your voting instructions as promptly as possible, whether or not you intend to attend the Annual Meeting in person. You may submit your proxy with your voting instructions by using a toll-free telephone number (within the U.S. or Canada) or the Internet. Instructions for using these convenient services are set forth on the enclosed proxy card. Of course, you also may submit a proxy containing your voting instructions by completing, signing, dating and returning the enclosed proxy card in the enclosed postage-paid reply envelope.

By Order of the Board of Directors,

Brian T. Black

General Counsel and Corporate Secretary

Rosemont, Illinois

April 26, 2012

TAYLOR CAPITAL GROUP, INC.

9550 West Higgins Road

Rosemont, Illinois 60018

(847) 653-7978

PROXY STATEMENT

For the Annual Meeting of Stockholders

to Be Held on May 31, 2012

Our Board of Directors is soliciting proxies to be voted at the Annual Meeting of Stockholders on May 31, 2012 at 9:00 a.m., central time, and at any adjournments or postponements thereof (the “Annual Meeting”), for the purposes described in the attached Notice of Annual Meeting of Stockholders. The notice, this proxy statement and the enclosed form of proxy are first being sent to stockholders on or about April 26, 2012. As used in this proxy statement, the terms “the Company,” “we,” “us” and “our” refer to Taylor Capital Group, Inc.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL STOCKHOLDERS’ MEETING TO BE HELD ON MAY 31, 2012

The Company’s proxy statement for the Annual Meeting of

Stockholders to be held on May 31, 2012, other proxy materials and its Annual Report on Form 10-K for the year ended December 31, 2011 are available at:

http://www.taylorcapitalgroup.com

Appendices

Appendix A –	Form of Proposed Fourth Amended and Restated Certificate of Incorporation
Appendix B –	Form of Proposed Fourth Amended and Restated By-laws

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

AND THE ANNUAL MEETING

The following questions and answers briefly discuss some commonly asked questions about these proxy materials and the Annual Meeting. You should read carefully this entire proxy statement before deciding how to vote your shares at the Annual Meeting.

Q:	Why am I receiving these materials?

A:	Our Board of Directors is providing these proxy materials to you in connection with the Annual Meeting. Stockholders of record of our common stock as of the close of business on April 13, 2012 (the “Record Date”) are invited to attend the Annual Meeting. You are entitled to, and are requested to, vote on each of the proposals described in this proxy statement.

Q:	Who is soliciting my vote pursuant to this proxy statement?

A:	Our Board of Directors is soliciting your vote at the Annual Meeting. In addition to soliciting by mail, certain of our officers and employees may solicit, or be deemed to be soliciting, your vote. The Company has also retained the services of Georgeson, Inc. (“Georgeson”), a professional proxy solicitation firm, to aid in the solicitation of proxies. Georgeson may solicit proxies in person, by mail, by telephone and by electronic communications.

Q:	When and where is the Annual Meeting?

A:	The Annual Meeting will be held at 9:00 a.m., central time, on May 31, 2012, on the ninth floor of our executive offices located at 9550 West Higgins Road, Rosemont, Illinois 60018. You may obtain directions to the meeting location so that you may vote in person by calling our executive offices at (847) 653-7978.

Q:	Who is entitled to vote?

A:	Stockholders of record of our common stock at the close of business on the Record Date will be entitled to vote at the Annual Meeting. Each share of our common stock is entitled to one vote on each proposal at the Annual Meeting. At the close of business on the Record Date, there were 28,421,873 shares of our common stock outstanding and entitled to vote at the Annual Meeting.

Q:	What is a quorum?

A:	The presence at the Annual Meeting, in person or by proxy, of holders of 35% of our issued and outstanding shares of stock entitled to vote as of the Record Date is considered a quorum for the transaction of business. If you submit a properly completed proxy or if you appear at the Annual Meeting to vote in person, your shares of common stock will be considered part of the quorum. Abstentions will be counted as present to determine if a quorum for the transaction of business is present. Broker non-votes will not count for purposes of a quorum as they are not entitled to vote on any matter to be considered at the Annual Meeting. Once a quorum is present, voting on specific proposals may proceed. In the absence of a quorum, the Annual Meeting may be adjourned or postponed.

Q:	What matters will be voted on at the Annual Meeting?

A:	You are being asked to vote on:

•	the election of all 15 directors of the Company for a one-year term;

•	a non-binding advisory proposal to approve the compensation of our named executive officers (referred to as a “say-on-pay” proposal);

•

the amendment and restatement of the Company’s Third Amended and Restated Certificate of Incorporation (the “Existing Certificate”) as the Fourth Amended and Restated Certificate of Incorporation (the “New Certificate”) in order to conform its provisions to the Company’s current capital and governance structure and to eliminate several provisions that are no longer necessary;

•

the elimination from Article Seventh of the Existing Certificate of a provision that previously protected certain negotiated board of directors nomination rights held by two groups of stockholders (the “Special Nominating Rights”), in addition to the other changes to the Existing Certificate reflected in the New Certificate;

•

the amendment and reinstatement of the Company’s Third Amended and Restated By-laws (the “Existing By-laws”) as the Fourth Amended and Restated By-laws (the “New By-laws”) in order to conform their provisions to the Company’s current governance structure and to eliminate several provisions that are no longer necessary; and

•	the elimination of the Special Nominating Rights from Section 2.9 of the Existing By-laws, in addition to the other changes to the Existing By-laws reflected in the New By-laws.

Q:	How does our Board of Directors recommend that I vote?

A:	Our Board of Directors recommends that you vote “For” each director nominee and “For” each of the other proposals described in this proxy statement.

Q:	What vote is required to approve each proposal?

A:	A stockholder may, with respect to the election of directors:

•	vote for the election of all named director nominees;

•	withhold authority to vote for all named director nominees; or

•	withhold authority to vote with respect to any nominee

by so indicating in the appropriate space on the proxy card. You will not be permitted to cumulate your votes in the election of directors. Directors will be elected by a plurality of the shares present in person or represented by proxy and entitled to vote in the election of such directors, and the 15 individuals receiving the highest number of votes “For” their election will be elected as directors of the Company. As a result, withholding your authority to vote for any nominee, abstentions and broker non-votes will not affect the outcome of the elections.

Approval of the say-on-pay proposal (Proposal 2) and, generally speaking, any other business (other than Proposals 3, 4, 5 and 6) that may properly come before the Annual Meeting (or any adjournments or postponements thereof) will require the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote thereon. As a result, abstentions will count as a vote “Against,” and broker non-votes will have no effect on, these proposals. Because your vote on executive compensation under Proposal 2 is advisory, it will not be binding upon the Company or our Board of Directors. However, the Compensation Committee of our Board of Directors will take into account the outcome of the vote when considering future executive compensation programs.

Approval of the New Certificate (Proposal 3) and the New By-laws (Proposal 5) will require the affirmative vote of a majority of our outstanding shares entitled to vote thereon. Proposals 4 and 6 will require the affirmative vote of 85% of our outstanding shares entitled to vote thereon. Accordingly, abstentions and broker non-votes will have the same legal effect as a vote “Against” these matters.

Q:	Have any holders of significant amounts of our common stock indicated how they intend to vote on the proposals?

A:	As of the Record Date, members of the Taylor family, including Bruce W. Taylor and Jeffrey W. Taylor, each of whom serves as a member of our Board of Directors, beneficially owned approximately 18.7% of the aggregate voting power of our common stock. As described in greater detail in Proposal 6, the members of the Taylor family have entered into an agreement with the Company to vote in favor of each of Proposal 3, Proposal 4, Proposal 5 and Proposal 6.

Q:	How may I cast my vote?

A:	If you are the stockholder of record, you may vote by one of the following four methods (as instructed on the accompanying proxy card):

•	in person at the Annual Meeting;

•	by the Internet;

•	by telephone; or

•	by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope.

The telephone and Internet voting procedures have been set up for your convenience. We encourage you to help us save additional corporate expense by submitting your vote by telephone or by the Internet. The procedures have been designed to authenticate your identity, to allow you to give voting instructions, and to confirm that those instructions have been recorded properly. Further information regarding voting by telephone or by the Internet is below in the response to the question “How may I cast my vote by the Internet or by telephone?”

Whichever method you use, the persons named as proxies on the proxy card will vote the shares of which you are the stockholder of record in accordance with your instructions. If you submit a proxy card (or submit your vote by Internet or telephone) without giving specific voting instructions, the proxies will vote the shares as recommended by our Board of Directors.

If you hold your shares in “street name” (through a broker, bank or other nominee), that institution will instruct you as to how your shares may be voted by proxy. See “How do I vote if I am not a stockholder of record and what are broker non-votes?” below for further information.

Q:	When should I send in my proxy card?

A:	If you vote by completing, dating and returning your proxy card by mail, you should send in your proxy card as soon as possible so that your shares will be voted at the Annual Meeting.

Q:	How may I cast my vote by the Internet or by telephone?

A:	Voting by the Internet. If you are a stockholder of record, you may use the Internet to transmit your vote up until 1:00 a.m., central time, on May 31, 2012. Visit the website address provided on the proxy card, have your proxy card available when you access the website, and follow the instructions on the card to obtain your records and to create an electronic voting instruction form.

Voting by telephone.    If you are a stockholder of record, you may call the telephone number indicated on the proxy card and use any touch-tone telephone to transmit your vote up until 1:00 a.m., central time, on May 31, 2012. Have your proxy card available when you call and then follow the instructions provided.

Q:	How do I vote if I am not a stockholder of record and what are broker non-votes?

A:	If you own your shares in “street name” (through a brokerage account or other nominee), you must provide instructions to the broker or nominee as to how your shares should be voted. Your broker or nominee will usually provide you with the appropriate instruction forms at the time you receive this proxy statement. If you own your shares in this manner, you cannot vote in person at the Annual Meeting unless you receive a proxy to do so from the broker or the nominee and you bring the proxy to the Annual Meeting. Under the rules of the New York Stock Exchange (“NYSE”), member brokers who hold shares in street name for their customers which are the beneficial owners of those shares have the authority to vote only on certain “routine” items in the event that they have not received instructions from beneficial owners. Under NYSE rules, when a proposal is not a “routine” matter and a member broker has not received voting instructions from the beneficial owner of the shares with respect to that proposal, the brokerage firm may not vote the shares on that proposal because it does not have discretionary authority to vote those shares on that matter. A “broker non-vote” is submitted when a broker returns a proxy card and indicates that, with respect to particular matters, it is not voting a specified number of shares on that matter, as it has not received voting instructions with respect to those shares from the beneficial owner and does not have discretionary authority to vote those shares on such matters. Even though our shares are listed on The Nasdaq Global Select Market and not the NYSE, because NYSE member brokers hold outstanding shares of our common stock, these rules will affect the voting of shares with respect to the matters to be considered at the Annual Meeting described in this proxy statement.

Certain of the proposals described in this proxy statement are considered “non-routine” matters on which member brokers will not have discretionary authority to vote. It is therefore very important that you provide directions to your broker as to how you want your shares voted on all matters to be brought before the meeting. You should do this by carefully following the instructions your broker gives you concerning its procedures. This ensures that your shares will be voted at the meeting.

Q:	How may I revoke or change my vote?

A:	If you are a stockholder of record, you may revoke your proxy before it is voted at the Annual Meeting by:

•	voting again by telephone or Internet prior to 1:00 a.m., central time, on May 31, 2012;

•	submitting a later-dated properly completed proxy card;

•	delivering written notice to our Office of the Corporate Secretary prior to 5:00 p.m., central time, on May 30, 2012, stating that you are revoking your proxy; or

•	attending the Annual Meeting and voting your shares in person (but please note that attendance at the Annual Meeting will not, by itself, revoke your proxy).

If your shares are held in street name and you have instructed a broker, bank or other nominee to vote your shares of our common stock, you may revoke those instructions by following the directions received from your broker, bank or other nominee to change those instructions.

Q:	Are stockholders entitled to appraisal rights?

A:	No. No holder of any class or series of our capital stock (including our common stock) is entitled to appraisal rights under the General Corporation Law of the State of Delaware (the “DGCL”) in connection with any of the proposals described in this proxy statement.

Q:	Who is paying for the costs of this proxy solicitation?

A:	We will bear the cost of preparing, printing and mailing the materials in connection with this solicitation of proxies. In addition to mailing these materials, our officers and other employees may, without being additionally compensated, solicit proxies personally and by mail, telephone, facsimile or electronic communication. We will reimburse banks and brokers for their reasonable out-of-pocket expenses related to forwarding proxy materials to beneficial owners of stock or otherwise in connection with this solicitation. In addition, we have retained Georgeson to assist in the solicitation of proxies from brokers, banks, other nominee and institutional holders, other registered holders and non-objecting beneficial owners of shares held in brokerage accounts. Georgeson will be paid a customary fee for its services, estimated at approximately $20,000, plus reasonable out-of-pocket expenses incurred in the process of soliciting proxies.

Q:	What happens if the Annual Meeting is postponed or adjourned?

A:	Your proxy will generally still be effective for up to 3 years and may be voted at the Annual Meeting when it is reconvened. You will still be able to change or revoke your proxy until it is voted at the reconvened Annual Meeting.

Q:	What should I do if I receive more than one set of voting materials?

A:	You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return (or vote by the Internet or telephone with respect to) each proxy card and voting instruction card that you receive.

Q:	What should I do if I have questions?

A:	If you have more questions about the Annual Meeting, the proposals or this proxy statement, or would like additional copies of this proxy statement or the proxy card, you should contact our Office of the Corporate Secretary at (847) 653-7978.

PROPOSAL 1:

ELECTION OF DIRECTORS

General

Our Board of Directors currently consists of 15 persons. Pursuant to Article FIFTH of our Existing Certificate, each of the members of our Board of Directors shall be elected for a one-year term.

Upon the recommendation of the Corporate Governance and Nominating Committee of our Board of Directors, each of Bruce W. Taylor, Mark A. Hoppe, Ronald L. Bliwas, Ronald Emanuel, C. Bryan Daniels, M. Hill Hammock, Elzie L. Higginbottom, Michael H. Moskow, Louise O’Sullivan, Shepherd G. Pryor, IV, Melvin E. Pearl, Harrison I. Steans, Jennifer W. Steans, Jeffrey W. Taylor and Richard W. Tinberg has been nominated by our Board of Directors as a director to be elected at the Annual Meeting. Each of the nominees, if elected, will serve for one year until the 2013 Annual Meeting of Stockholders and until his or her successor has been elected and qualified.

Our Board of Directors has determined, in its business judgment, that each of Ronald L. Bliwas, C. Bryan Daniels, Ronald Emanuel, M. Hill Hammock, Elzie L. Higginbottom, Michael H. Moskow, Louise O’Sullivan, Shepherd G. Pryor, IV, Melvin E. Pearl and Richard W. Tinberg meet the independence standards set forth in the corporate governance listing requirements applicable to companies whose securities are listed on The Nasdaq Global Select Market.

Section 2.9 of our Existing By-laws provides that as long as the Taylor Family (as defined therein) beneficially owns in the aggregate 25% or more of the total voting power of the outstanding stock entitled to vote generally in the election of directors, the Taylor Family will be entitled to nominate up to 3 candidates for election to our Board of Directors at any annual meeting of our stockholders. If the Taylor Family owns in the aggregate 15% or more, but less than 25%, of the total voting power of the outstanding stock entitled to vote generally in the election of directors, the Taylor Family will be entitled to nominate up to 2 candidates for election to our Board of Directors at any annual meeting of our stockholders. As of the Record Date, members of the Taylor Family owned 5,340,933 shares of our common stock, representing, in the aggregate, approximately 18.7% of the total voting power of all outstanding shares of all classes of capital stock entitled to vote at the Annual Meeting. However, the Taylor Family did not exercise its right to nominate candidates for election to our Board of Directors at our 2012 Annual Meeting. Additionally, as further described in Proposal 6, in April 2012, the Taylor Family agreed to relinquish its nomination rights, and Proposal 6 in this proxy statement is a request that stockholders approve the elimination of these provisions from our Existing By-laws.

If, at the time of the Annual Meeting, any nominee is unable or declines to serve, the persons named in the proxy will vote for such substitute nominee as our Board of Directors recommends, or vote to allow the vacancy to remain open until filled by our Board of Directors, as our Board of Directors recommends. Our Board of Directors has no reason to believe that any nominee will be unable or decline to serve as a director, if elected.

Nominees for Election

Set forth below is information concerning the nominees for election, including their age, year first elected or appointed as a director, position with the company, qualifications to serve on the Board and business experience. Unless otherwise specified, each position currently held by a nominee has been held for at least five years. Additionally, there are no arrangements or understandings between any of the nominees or our directors and executive officers and any other person pursuant to which any of our nominees, directors or executive officers have been selected for their respective positions. Further, except as noted below, no nominee, member of the board of directors or executive officer is related to any other nominee, member of the board of directors or executive officer, and no nominee or director has been a director of another “public corporation” (i.e., subject to the reporting requirements of the Exchange Act) or of any investment company within the past five years.

Name	Age	Position With Company
Bruce W. Taylor	56	Chairman and Director
Mark A. Hoppe	58	Chief Executive Officer, President and Director
Harrison I. Steans	76	Director
Ronald L. Bliwas	69	Director
C. Bryan Daniels	53	Director
Ronald Emanuel	65	Director
M. Hill Hammock	66	Director
Elzie L. Higginbottom	70	Director
Michael H. Moskow	74	Director
Louise O’Sullivan	66	Director
Melvin E. Pearl	76	Director
Shepherd G. Pryor, IV	65	Director
Jennifer W. Steans	48	Director
Jeffrey W. Taylor	59	Vice Chairman and Director
Richard W. Tinberg	61	Director

Bruce W. Taylor has served as our Chairman since November 2006, has been a director of the Company since its inception in 1997 and served as a member of our Executive Committee from the committee’s formation in September 2008 until its termination on December 31, 2011. He also served as our Chief Executive Officer from November 2006 until March 2010 and President from 1997 until January 2008. In addition, Mr. Taylor is the Chairman of Cole Taylor Bank, a wholly-owned subsidiary of the Company (the “Bank”), and served as the Bank’s President and Chief Executive Officer from 1994 until January 2008. He also served as Chief Financial Officer of the Company and the Bank from March 2004 through December 2004. Mr. Taylor served as a director of Cole Taylor Financial Group (“CTFG”) from its inception in 1984 until 1997. From 1994 until 1997, Mr. Taylor served as President of CTFG in addition to President and Chief Executive Officer of the Bank. From 1991 until February 1994, Mr. Taylor served as Vice Chairman of CTFG and President and Chief Operating Officer of the Bank. Mr. Taylor is a member of the World Presidents’ Organization, Governing Commission of the Hillels of Illinois, Board of Governers of the Metropolitan Planning Council, Midwest trustee of the Boys and Girls Clubs of America and is a director of MTL Insurance Company, a life insurance and annuity company located in Oak Brook, Illinois. He is also a past chairman of the Board of the Chicago Center for Family Health and the Illinois Bankers Association. Mr. Taylor is the brother of Jeffrey W. Taylor.

Mark A. Hoppe was appointed Chief Executive Officer of the Company on March 31, 2010. He has served as President and a director of the Company and the President, Chief Executive Officer and director of the Bank, since February 2008, and was a member of our Executive Committee from the committee’s formation in September 2008 until its termination on December 31, 2011. Prior to joining the Company, Mr. Hoppe served in a variety of different management positions since 1981 with

LaSalle Bank, N.A., a bank headquartered in Chicago, Illinois, including as its Executive Vice President from 1994 to 2001. He also served as an Executive Vice President of LaSalle Bank Midwest, N.A., a wholly-owned subsidiary bank of LaSalle Bank headquartered in Troy, Michigan, from 2001 to 2005, and as its Chief Executive Officer from 2005 to 2007. Mr. Hoppe also served as the Vice Chairman of LaSalle National Leasing Corporation, a full-service leasing company based in Towson, Maryland, that specializes in equipment financing solutions for commercial companies and municipalities, from its inception in 1996 to 2007.

Harrison I. Steans has served as a director of the Company and was Chairman of our Executive Committee from the committee’s formation in September 2008 until its termination on December 31, 2011. Mr. Steans is the Chairman of the Executive Committee of Financial Investments Corporation (“FIC”) and Chairman of the Steans Family Foundation. From 1967 through 1988, Mr. Steans was Chairman of NBD Illinois, Inc. and its predecessor institutions. During his tenure there, the organization grew from a single $40 million bank to a six-bank holding company with assets exceeding $1.8 billion. In 1987, the bank holding company was sold to NBD Corporation, now part of the J.P. Morgan Chase organization. From 1973 through 1978, he was also Chairman of LaSalle National Bank. Mr. Steans’ business affiliations include service as a director of MCS Holdings, LLC, Provest Holdings, LLC, Elektra Holding Company, LLC, Boulevard Healthcare, LLC, and USAmeribancorp, Inc., a privately held Tampa Bay area middle-market bank. He serves on the Advisory Board of Siena Capital and Willis, Stein & Partners. Mr. Steans’ affiliations with nonprofit organizations include serving as Life Trustee of DePaul University, Highland Park Hospital, and Ravinia Festival. In addition, he serves as trustee of the Civic Committee of the Commercial Club, the Carnegie Council on Ethics and International Affairs, the Chicago Humanities Festival, Renaissance Schools Fund, Harris Theatre of Music and Dance, The Ounce of Prevention Fund and the Chicago Botanic Gardens. Mr. Steans graduated cum laude from Princeton University in 1957 with a B.A. degree in economics. Mr. Steans is the father of Jennifer W. Steans.

Ronald L. Bliwas has served as a director of the Company since April 2004, and as a member of the Corporate Governance and Nominating Committee since November 2004. Mr. Bliwas is the Chairman of A. Eicoff & Company, a leading Chicago advertising agency that specializes in broadcast advertising and is a division of Ogilvy & Mather. Mr. Bliwas is a past director of the University of Arizona National Board of Advisors, the Friends of Prentice Women’s Hospital & Maternity Center of Northwestern Memorial Hospital Foundation and the Illinois Institute of Technology Board of Directors. He is currently on the advisory board of Gold Eagle Company, a privately-held manufacturer of engine performance and maintenance chemicals based in Chicago, Illinois. Mr. Bliwas was formerly a member of the Board of Directors of the Direct Marketing Association, having served as Chairman in 2004 and 2005, and was elected to the DMA Hall of Fame in 2007.

C. Bryan Daniels is the co-founder and principal of Prairie Capital Mezzanine Funds, L.P., Prairie Capital II, L.P., Prairie Capital III, L.P., Prairie Capital III QP, L.P., Prairie Capital IV, L.P., Prairie Capital IV QP, L.P., Prairie Capital V, L.P. and Prairie Capital V QP, L.P. Prairie Capital is a private equity firm focused on the lower-end of the middle market. Mr. Daniels has served as a director of the Bank since January 2009. He also serves as a director on the boards of the Chicago Deferred Exchange Company, Creditors Interchange Agency, Inc., Navman Wireless Holdings, L.P., ProVest Holdings, LLC, R3 Education, Inc., Security Technologies, Inc., Titanium Solutions, Captek Softgel International, Inc. and PBE Holdings LLC. Mr. Daniels is also a member of the Visiting Committee of the Physical Science Department of the University of Chicago and a member of the board of directors for the radio station WBEZ—Chicago Public Radio.

Ronald Emanuel has served as a director of the Company since its inception in 1997 and a director of our Bank since 1984. In addition, Mr. Emanuel has served as a member of the Audit and Risk Committee (including the prior joint committee for the Company and the Bank) since 1997 and as a member of the Corporate Governance and Nominating Committee since January 2006. From 2002 until 2009, Mr. Emanuel had been President of ATI Carriage House, Inc., and since 2010, Mr. Emanuel has been President of ATI Capital, an investment company and the successor of ATI Carriage House, Inc.

M. Hill Hammock has served as a director of the Company since August 2008, as a member of the Compensation Committee since March 2009 and as a member of the Audit and Risk Committee since November 2009. Mr. Hammock served as the Chief Administrative Officer of the Chicago Public Schools from 2007 to 2009 and also served as Vice Chairman and Chief Operating Officer of LaSalle Bank, N.A. from 1997 to 2006. Mr. Hammock is a former member of the PricewaterhouseCoopers National Advisory Council and is Chairman of the Chicago Deferred Exchange Company, a provider of Section 1031 exchange services. Mr. Hammock is a member of the Commercial Club of Chicago and Metropolis 2020. Mr. Hammock is Past Chair of the Chicago Shakespeare Theater, the Metropolitan Planning Council of Chicago, and the Chicago Historical Museum. Mr. Hammock is also a member of the Visiting Committee for the University of Chicago Harris School of Public Policy and a member of the Economic Club of Chicago. Mr. Hammock is Past President of the Bankers Club of Chicago, the University of Illinois at Chicago Business Advisory Council, and Leadership Greater Chicago. Mr. Hammock earned his MBA from the University of Chicago’s Graduate School of Business and his bachelor’s degree in applied mathematics from Georgia Tech.

Elzie L. Higginbottom has served as a director of the Company since October 2010 and a director of our Bank since 1995. Mr. Higginbottom is the President and Founder of East Lake Management and Development Corp. As a principal of East Lake, Mr. Higginbottom is involved in real estate financing, development and management of single, multifamily and commercial real estate. Mr. Higginbottom is also a member of the Cook County Housing Authority Board, former trustee of the University of Wisconsin Athletic Board and former Co-Chairman of the Governor’s Workforce Investment Board. Mr. Higginbottom is a graduate of the University of Wisconsin with a major in economics.

Michael H. Moskow has served as a director of the Company since November 2008, on the Nominating and Corporate Governance Committee since November 2009, and as Chairman of the Nominating and Corporate Governance Committee and as lead director in connection with meetings of the Independent Directors since November 2009. Mr. Moskow is the Vice Chairman and Senior Fellow on the Global Economy at the Chicago Council on Global Affairs. Mr. Moskow served as President and Chief Executive Officer of the Federal Reserve Bank of Chicago from 1994 to 2007. In that capacity, he was a member of the Federal Open Market Committee, the Federal Reserve System’s most important monetary policymaking body. Mr. Moskow is a member of several boards of directors, including Commonwealth Edison (a subsidiary of Exelon), Discover Financial Services, and Northern Funds/Northern Institutional Funds. Mr. Moskow is also Chairman of the Board of Directors, Japan America Society of Chicago and serves on the Boards of Directors of the Civic Consulting Alliance, Metropolis Strategies, Illinois Council on Economic Education, National Futures Association, World Business Chicago, Chicagoland Chamber of Commerce and National Bureau of Economic Research. He also serves on the following Advisory Boards: Dean’s Advisory Board, Northwestern University Kellogg Graduate School of Management; The Edgewater Funds Advisory Board; BCA Research, Inc. Advisory Board; The CME Group’s Competitive Markets Advisory Council and Promontory Financial Group.

Louise O’Sullivan has served as a director of the Company since December 2004 and has been a member of the Compensation Committee since July 2006. Ms. O’Sullivan founded Prime Advantage in 1998, following more than 20 years of successful leadership experience in industrial manufacturing. Prime Advantage is a privately-held manufacturers’ buying consortium that leverages a large, unified network of original equipment manufacturers. Previously, she was President of the Groen Company (a subsidiary of the Dover Corporation), a major manufacturer of commercial food service and industrial processing equipment. Ms. O’Sullivan serves as a director emeritus on the University of Chicago’s Graduate School of Business Entrepreneurial Advisory Board.

Melvin E. Pearl has served as a director of the Company since its inception in 1997, as Chairman of the Compensation Committee since 1997, and as a member of the Corporate Governance and Nominating Committee since November 2004. Mr. Pearl was formerly a director of CTFG from its inception in 1984 until February 1997. Mr. Pearl was a Partner with the law firm of Katten Muchin Rosenman LLP from 1974 until his retirement in 2004, and he is now “of counsel” to that firm.

Shepherd G. Pryor, IV has served as a director of the Company and a member of the Audit and Risk Committee since September 2003, as Chairman of the Corporate Governance and Nominating Committee from November 2004 to November 2009 and as Chairman of the Audit and Risk Committee since November 2009. Mr. Pryor acted as lead director in connection with meetings of the Independent Directors from September 2004 to November 2009. He has served on the Board of Directors of Hartford Computer Group, a provider of computer repair services, since 2010 and the Board of Directors of Joway Health Industries Group, Inc. and its Audit Committee since 2011. Mr. Pryor has worked on four continents as an independent management consultant with his own firm, Shepherd G. Pryor, IV Management Consulting, since 1991, and has provided services to boards of directors through Board Resources, a division of TeamWork Technologies, since 2002. He has served as a member of the Board of Directors since 2008 of Ulteig Engineers, Inc., Chairman of its Compensation Committee since 2008 and Chairman of the Board since 2011. In the past, Mr. Pryor served as lead director on the board of Archibald Candy Corporation, a manufacturer and retailer, from 2002 until 2006, and on the board of HCI Direct, Inc. from 2002 until its sale in 2007. Mr. Pryor also served on the board of directors of Petrolane, Inc., a propane distributor and retailer from 1992, until its sale to Amerigas in 1995. Mr. Pryor was employed in the banking industry from 1971 to 1991, including at The First National Bank of Chicago from 1971 to 1977, and as SVP-Deputy Group Head for Corporate Banking at Wells Fargo Bank, N.A. from 1977 to 1991. Mr. Pryor is a member of the National Association of Corporate Directors (NACD), designated as a Board Leadership Fellow, and a former NASD arbitrator. Mr. Pryor is a founding board member and former president of the Music Arts School in Highland Park, Illinois and a senior founding member of Resurrection Home Health Foundation. In addition, Mr. Pryor is a visiting professor at Keller Graduate School of Management.

Jennifer W. Steans has served as a director of the Company since September 2008. Ms. Steans is the President of FIC. From 1989 through 1992, Ms. Steans served as a consultant for the management consulting arm of Deloitte & Touche. Ms. Steans then served as Treasurer of Prime Graphics, Inc., until founding FIC in 1994. Ms. Steans is the current Chairman of USAmeribancorp, Inc., a privately held Tampa Bay area middle-market bank, and Mortgage Contracting Services, LLC. Her other current business affiliations include service as a director of Boulevard Healthcare, LLC, Provest Holdings, LLC and Electra Holdings, Co. In addition, she serves as an Advisory Board Member of Resource Land Fund III, LP and Siena Capital Partners. Ms. Steans’ affiliations with non-profit organizations include serving as trustee of The Eleanor Foundation, City Year Chicago, Ravinia Festival, The Steans Family Foundation, and Northwestern University. Ms. Steans received a BA from Davidson College and an MBA from The Kellogg School of Management at Northwestern University. Ms. Steans is the daughter of Harrison I. Steans.

Jeffrey W. Taylor has served as a director of the Company since its inception in 1997 and as our Vice Chairman since September 2008. Mr. Taylor has served as a member of the board of directors of the Bank and as a consultant to the Bank from September 2008 through January 2010. Mr. Taylor also served as our Executive Managing Director, Market Development and New Ventures, from November 2006 until September 2008. Mr. Taylor served as our Chairman of the Board and Chief Executive Officer from our inception in 1997 to November 2006. Mr. Taylor also served as Chairman of the Bank from 1994 until 2006. Mr. Taylor served as a director of CTFG from its inception in 1984 until February 1997. From February 1994 until February 1997, Mr. Taylor served as Chairman and Chief Executive Officer of CTFG. From 1990 to February 1994, Mr. Taylor served as Vice Chairman of CTFG and Chairman and Chief Executive Officer of the Bank. Mr. Taylor served as Vice Chairman of Banking Strategy from April 1990 until the end of 1990. Mr. Taylor is Chairman of Commercial Corp. Finance in Chicago, Illinois. Mr. Taylor is a member of the Loyola Family Business Center Peer Advisory Group. Mr. Taylor is Chairman of the North Shore Center for the Performing Arts Foundation Board. He is on the Law Board of the Northwestern University School of Law. He is also a member of the Board of Directors and Chairman of the Audit Committee of Chicago Freight Car Leasing Co. Mr. Taylor is a Principal Advisor at Sucsy Fisher & Company, a consultant to Franklin Capital Network and a Business Development Executive for Rose Paving Co. in Bridgeview, Illinois. Mr. Taylor is the brother of Bruce W. Taylor.

Richard W. Tinberg has served as a director of the Company since its inception in 1997. He served as Chairman of our Audit and Risk Committee (including the prior joint committee for the Company and the Bank) from 1997 to November 2009, and also served as a member of the Compensation Committee from 1997 to March 2009. Mr. Tinberg was formerly a director of CTFG from 1995 until February 1997. Since 1985, Mr. Tinberg has been the President and Chief Executive Officer of The Bradford Exchange, a group of organizations engaged in the development and marketing of collectibles, gifts, jewelry, direct to consumer checks, and home decor items. In 2008, Mr. Tinberg assumed the role of Executive Chairman of the Board of Directors of The Bradford Exchange. Mr. Tinberg has also served as the President and Chief Executive Officer of Hammacher Schlemmer & Company, which specializes in the marketing of innovative products and gifts, since 1982. Mr. Tinberg earned a BS from Colorado State University and an MBA with distinction from The Kellogg School of Management at Northwestern University.

Our Board of Directors recommends that you vote FOR each of the director nominees.

Executive Committee

From September 2008 until December 31, 2011, our corporate governance structure included an Executive Committee consisting of three members of our Board of Directors: Mr. Bruce Taylor and Messrs. Hoppe and Steans. During that period, our Executive Committee and Board of Directors oversaw the management and direction of the Company. Although our former Executive Committee structure did not take away any responsibilities of the Board of Directors, by requiring the separate approval of the Executive Committee with respect to certain major corporate activities such as mergers, significant acquisitions or dispositions, and certain equity issuances by the Company and its affiliates, the Executive Committee was intended to ensure corporate continuity and provide a second level of corporate oversight. In late 2011, our Board of Directors, after careful consideration and upon the recommendation of the Executive Committee, recommended to our stockholders that the Existing Certificate be amended to eliminate the Executive Committee from our corporate governance structure as of December 31, 2011, which proposal was approved on December 27, 2011.

Board Leadership Structure

Since March 31, 2010, we have separated the role of Chief Executive Officer from the role of Chairman of the Board of Directors. Mr. Hoppe currently serves as our Chief Executive Officer and President, and Mr. Bruce Taylor currently serves as our Chairman of the Board of Directors. We believe this is the most appropriate structure for our Board at this time. The Chairman provides leadership to the Board and works with the Board to define its structure and activities in the fulfillment of its responsibilities. The Chairman sets the Board agendas with Board and management input, facilitates communication among directors, works with the Chief Executive Officer to provide an appropriate information flow between management and the Board and presides at meetings of the Board and stockholders. With the Chairman’s assumption of these duties, the Chief Executive Officer may place a greater focus on our strategic and operational activities. We also believe our Board feels a greater sense of involvement and brings a wider source of perspective as a result of this structure, from which we benefit.

Risk Oversight

Management is responsible for assessing and managing the risks faced by the Company, and the Board of Directors is responsible for overseeing management in this effort. Throughout the year, management, including our Chief Executive Officer, discusses with the Board of Directors various regulatory, strategic, operational, credit, market, liquidity, reputational and legal risks faced by the Company. In addition, the Board of Directors has allocated certain oversight responsibilities related to financial risk (such as internal controls regarding finance and accounting compliance) to the Audit and Risk Committee and certain oversight responsibilities related to compensation policies to the Compensation Committee.

Board Committees

Our Board of Directors has established three standing committees: an Audit and Risk Committee, a Compensation Committee and a Corporate Governance and Nominating Committee. Each of these committees operates pursuant to a written charter, copies of which are available on our website at www.taylorcapitalgroup.com under the caption “Governance Documents,” or to any person without charge, upon written request. Requests for copies of these documents should be made in writing to Taylor Capital Group, Inc., Attention: Office of the Corporate Secretary, 9550 West Higgins Road, Rosemont, Illinois 60018.

The Audit and Risk Committee.    The Audit and Risk Committee of our Board consists of Messrs. Pryor (Chairman), Emanuel and Hammock. During 2011, the Audit and Risk Committee met 13 times. The Audit and Risk Committee’s primary duties and responsibilities include: (1) the appointment, compensation and oversight of our independent registered public accounting firm; (2) monitoring the integrity of our financial reporting process and systems of internal controls regarding finance, accounting and legal compliance; (3) monitoring the independence and performance of our independent registered public accounting firm and internal audit department; (4) acting as an oversight committee on audit, control and risk-management matters; (5) assisting the Board of Directors in the coordination of risk oversight activities between the Board of Directors and its standing committees; (6) providing an avenue of communication among the internal audit department, independent registered public accounting firm, management and the Board of Directors; (7) encouraging management to take an efficient, effective and timely approach toward resolving matters that require attention as determined by the Audit and Risk Committee; and (8) maintaining minutes of meetings, reporting the substance of the meetings and making appropriate recommendations to the Board of Directors as necessary.

Our Board of Directors has determined, in its business judgment, that all of the members of the Audit and Risk Committee meet the independence standards for audit committee members, as set forth in the Sarbanes-Oxley Act of 2002, and the corporate governance listing requirements applicable to companies whose securities are listed on The Nasdaq Global Select Market. Our Board of Directors has designated each of Mr. Pryor and Mr. Hammock as an “audit committee financial expert,” as that term is defined in the SEC rules adopted pursuant to the Sarbanes-Oxley Act of 2002.

The Compensation Committee.    The Compensation Committee of our Board consists of Mr. Pearl (Chairman), Mr. Hammock and Ms. O’Sullivan. The Compensation Committee’s primary responsibilities include: (1) approving the compensation of our directors, executive officers and key employees; and (2) overseeing the administration of our employee benefit plans. The Compensation Committee met 7 times during 2011.

Our Board of Directors has determined, in its business judgment, that all of the members of the Compensation Committee meet the independence standards for compensation committee members applicable to companies whose securities are listed on The Nasdaq Global Select Market, as well as satisfy the requirements of a “non-employee director” under Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and of an “outside” director under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).

The Corporate Governance and Nominating Committee.    The Corporate Governance and Nominating Committee of our Board consists of Mr. Moskow (Chairman), Mr. Bliwas, Mr. Emanuel and Mr. Pearl. The Corporate Governance and Nominating Committee’s primary responsibilities are to: (1) assist the Boards of Directors of the Company and the Bank in identifying persons qualified to become members of the Boards, consistent with the criteria established by the committee and approved by the Boards; (2) assist the Boards in identifying the directors who may serve on each committee of the Boards; (3) coordinate the Board’s evaluation of itself and management; and (4) develop and recommend to the Board corporate governance guidelines. The Corporate Governance and Nominating Committee met 5 times during 2011.

Our Board of Directors has determined, in its business judgment, that all of the members of the Corporate Governance and Nominating Committee meet the independence standards for corporate governance and nominating committee members applicable to companies whose securities are listed on The Nasdaq Global Select Market. The Corporate Governance and Nominating Committee believes that the Company’s best interests are served by maintaining a diverse Board of Directors with members who can provide insight into current business conditions, opportunities and risks. The Corporate Governance and Nominating Committee thinks that the nominees for election to the Board of Directors bring a diverse array of experiences and perspectives that will help the company identify and respond to opportunities and challenges in the financial industry sector.

Director Nominations

In nominating directors, our Corporate Governance and Nominating Committee and our Board consider a variety of factors, including certain minimum qualifications for first time nominees for membership on our Board of Directors. The qualifications include: (1) demonstrated breadth and depth of management and/or leadership experience, preferably in a senior leadership or executive role (e.g., executive officer, managing partner, managing director, etc.) in a recognized business organization; (2) financial literacy or other professional or business experience relevant to an understanding of the Company, the Bank and our business; and (3) demonstrated ability to think and act independently as well as the ability to work constructively in a collegial environment. In addition, as part of its ongoing duties, the Committee considers the current composition of our Board of Directors in light of the communities and businesses served by us and the interplay of the candidate’s areas of experience with the experience of the other Board members, as well as such other factors as the Committee deems appropriate. Suitable director candidates will be expected to possess the highest personal and professional ethics, integrity and values, and be committed to representing the long-term interest of our stockholders.

Although we do not have a formal diversity policy with respect to the composition of our Board, our Corporate Governance and Nominating Committee believes that each nominee has valuable experience, qualifications and skills that, taken together, provide us with the diversity and depth of knowledge necessary to provide effective oversight of the Company. As reflected in the preceding biographies, the nominees have extensive experience in a variety of fields, including banking and financial services (Mr. Bruce Taylor, Mr. Hoppe, Mr. Steans, Mr. Hammock, Mr. Moskow, Ms. Steans and Mr. Jeffrey Taylor), investment funds (Mr. Daniels), marketing/advertising (Mr. Bliwas), retail sales (Mr. Emanuel and Mr. Tinberg), manufacturing (Ms. O’Sullivan), consulting, banking and financial services (Mr. Pryor), real estate management and development (Mr. Higginbottom) and law (Mr. Pearl), each of which the Corporate Governance and Nominating Committee believes provides valuable knowledge about important elements of our business and customer base.

In addition, the Corporate Governance and Nominating Committee believes that, as reflected in the preceding biographies, the nominees have each demonstrated significant business leadership skills as a chief executive officer or president (Mr. Bruce Taylor, Mr. Hoppe, Mr. Bliwas, Mr. Emanuel, Mr. Higginbottom, Mr. Moskow, Ms. O’Sullivan, Mr. Jeffrey Taylor and Mr. Tinberg), as a chairman of a financial institution (Mr. Bruce Taylor, Mr. Steans and Ms. Steans), as a chief operating officer of a financial institution (Mr. Hammock), as a founding principal of an investment fund (Mr. Daniels), as a founder of a management consulting firm (Mr. Pryor), as a senior partner of a law firm (Mr. Pearl), as a founder of a real estate management and development corporation (Mr. Higginbottom) or as an executive and management consultant (Ms. Steans). The Corporate Governance and Nominating Committee believes that these skills and experiences qualify each nominee to serve as a member of our Board of Directors.

Our Corporate Governance and Nominating Committee will consider director nominees from any reasonable source, including stockholder recommendations tendered in accordance with our Existing By-laws. The Corporate Governance and Nominating Committee also has the authority to hire and pay a fee to consultants or search firms to assist in the process of identifying and evaluating candidates. No such consultants or search firms have been used to date and, accordingly, no fees have been paid to consultants or search firms. Stockholders who wish to nominate an individual for election as a director at an annual meeting of the stockholders must comply with Section 2.9 of our Existing By-laws regarding stockholder nominations, including, but not limited to, providing timely notice of such nominations as described in greater detail under “Stockholder Proposals.”

Attendance at Meetings

During 2011, our Board of Directors held 23 meetings. Each member attended at least 75% of the meetings of the Board of Directors and committees on which he or she served during his or her term of office. Directors are expected to attend the Annual Meeting, absent unusual circumstances. Last year’s annual meeting was attended by all of our directors.

Meetings of Independent Directors

The Board’s “independent directors” (as that term is defined under the standards of the Securities and Exchange Commission (the “SEC”) and The Nasdaq Stock Market) meet in executive session, without management present, at least twice a year. The chairman at these executive sessions is Mr. Moskow, the Chairman of the Corporate Governance and Nominating Committee. The Board met in executive session 4 times in 2011.

Code of Ethics

The Board of Directors has adopted a Code of Conduct for the Company that includes provisions that constitute a code of ethics. The Code of Conduct applies to all of our employees, including our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Conduct is available on our website at www.taylorcapitalgroup.com under the caption “Governance Documents.” We intend to satisfy the disclosure requirements under Item 5.05(c) of Form 8-K regarding any amendments to or waivers from our Code of Conduct by posting such information to our website. We also will furnish a copy of the Code of Conduct to any person without charge, upon written request. Requests for copies of this document should be made in writing to Taylor Capital Group, Inc., Attention: Office of the Corporate Secretary, 9550 West Higgins Road, Rosemont, Illinois 60018.

DIRECTOR COMPENSATION

During 2011, each of our non-employee directors received an annual retainer of $15,000 and an attendance fee of $1,000 for each Board meeting attended and $1,000 for each committee meeting attended. The Chairman of the Audit and Risk Committee received an additional annual fee of $10,000, the Chairman of the Compensation Committee received an additional annual fee of $7,500, the Chairman of the Director’s Loan Committee received an additional annual fee of $7,500 and the Chairman of the Corporate Governance and Nominating Committee received an additional annual fee of $5,000. In addition, all directors may be reimbursed for expenses incurred in connection with attendance at Board and committee meetings. In 2008, Harrison I. Steans and Jennifer W. Steans each agreed to temporarily waive all of their fees for serving on our Board of Directors. Effective as of January 1, 2012, Mr. Steans and Ms. Steans will be paid all applicable prospective fees for serving on our Board.

Each non-employee director also currently is eligible to receive an equity award, at the discretion of the Compensation Committee of our Board of Directors, under our 2011 Incentive Compensation Plan. No equity awards were granted to our non-employee directors in 2011. Other than with respect to reimbursement of expenses, directors who are our employees or officers do not receive additional compensation for their service as a director.

2011 DIRECTOR COMPENSATION TABLE

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Ronald L. Bliwas	41,500	—	—	—	—	—	41,500
C. Bryan Daniels	43,750	—	—	—	—	—	43,750
Ronald Emanuel	59,000	—	—	—	—	—	59,000
M. Hill Hammock	58,750	—	—	—	—	—	58,750
Elzie L. Higginbottom	33,000	—	—	—	—	—	33,000
Michael H. Moskow	51,250	—	—	—	—	—	51,250
Louise O’Sullivan	39,000	—	—	—	—	—	39,000
Melvin E. Pearl	58,000	—	—	—	—	—	58,000
Shepherd G. Pryor, IV	59,500	—	—	—	—	—	59,500
Harrison I. Steans	—	—	—	—	—	—	—
Jennifer W. Steans	—	—	—	—	—	—	—
Jeffrey W. Taylor	35,000	—	—	—	—	—	35,000
Richard W. Tinberg	35,750	—	—	—	—	—	35,750

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our officers, directors and persons who own more than 10% of our common stock to file reports about their beneficial ownership of our common stock. Specific due dates for these reports have been established and we are required to disclose in this proxy statement any filings made after these due dates during 2011. Based solely on a review of Forms 3, 4 and 5 and amendments thereto furnished to us pursuant to Rule 16a-3(e) under the Exchange Act during 2011, we believe that, during 2011, all of the filing requirements under Section 16(a) of the Exchange Act were timely satisfied except for one report filed by Randall T. Conte with respect to the disposition of 2,053 shares of common stock and one report filed by Michael J. Morton relating to the disposition of 2,475 shares of common stock.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding beneficial ownership of our common stock as of April 13, 2012, by: (1) each stockholder known by us to be the beneficial owner of more than five percent of the outstanding shares of common stock; (2) each of our Chief Executive Officer and Chief Financial Officer, as well as our three other most highly compensated executive officers; (3) each of our directors; and (4) all of the individuals described in clauses (2) and (3) as a group. The information presented in the table is based upon the most recent filings with the SEC by such persons or upon information otherwise provided by such persons to us prior to April 13, 2012.

Beneficial ownership is determined according to the rules of the SEC and generally includes any shares over which a person possesses sole or shared voting or investment power as well as any shares that such person has the right to acquire on or before June 12, 2012 (60 days after April 13, 2012), through the exercise of options or other rights. Except as otherwise indicated, we believe that the beneficial owners of stock listed below have sole investment and voting power with respect to the shares described below.

The applicable percentage ownership for each person listed below is based upon 28,421,873 shares of common stock outstanding as of April 13, 2012. Shares of common stock subject to options or other securities currently exercisable or exercisable on or before June 12, 2012, are deemed outstanding for the purpose of calculating the percentage ownership of the person holding those options or other securities, but are not treated as outstanding for the purpose of calculating the percentage ownership of any other person.

Unless otherwise noted, the address for each holder of five percent or more of any of the stock listed in the following table is: c/o Taylor Capital Group, Inc., 9550 West Higgins Road, Rosemont, Illinois 60018.

Names of Beneficial Owners	Beneficial Ownership of Common Stock	Percentage of Outstanding Common Stock (%)	Number of Options Included in Shares Beneficially Owned	Number of Warrants Included in Shares Beneficially Owned
Bruce W. Taylor (1)	5,011,784	17.6%	40,000	7,500
Jeffrey W. Taylor (2)	4,943,908	17.4%	40,000	—
Harrison I. Steans (3)	2,260,359	7.9%	—	67,100
Jennifer W. Steans (4)	1,891,068	6.5%	—	524,850
C. Bryan Daniels (5)	1,296,850	4.5%	—	284,050
Mark A. Hoppe (6)	386,995	1.4%	50,000	3,000
M. Hill Hammock (7)	279,949	1.0%	—	22,500
Michael H. Moskow (8)	240,893	0.8%	150,000	—
Michael D. Sharkey (9)	210,903	0.7%	—	—
Lawrence G. Ryan (10)	182,430	0.6%	—	—
Ronald Emanuel (11)	155,481	0.5%	9,510	—
Richard W. Tinberg (12)	100,609	0.4%	6,340	—
Randall T. Conte (13)	95,688	0.3%	12,750	—
Elzie L. Higginbottom (14)	28,713	0.1%	3,171	1,500
Ronald L. Bliwas (15)	24,452	0.1%	4,840	—
Melvin E. Pearl	15,360	0.1%	6,340	—
Shepherd G. Pryor, IV	8,687	0.0%	4,840	—
Louise O’Sullivan	6,787	0.0%	3,340	—
All directors and officers as a group (18 persons)	12,461,657	42.0%	331,131	910,500
Five percent stockholders:
Cindy Taylor Robinson (16)	4,823,259	17.0%	—	—
Taylor Voting Trust U/A/D 11/30/98 (17)	4,679,259	16.5%	—	—
Second Curve Capital, LLC (18)	2,157,783	7.6%	—	—
James P. Kastenholz (4)	1,891,068	6.5%	—	524,850
Leonard A. Gail (19)	1,810,149	6.3%	—	522,350
Robin M. Steans (19)	1,810,149	6.3%	—	522,350
Leo A. Smith (20)	1,763,464	6.1%	—	522,350
Heather A. Steans (20)	1,763,464	6.1%	—	522,350
George P. Bauer (21)	1,571,675	5.5%	—	68,750
Carol B. Bauer (21)	1,571,675	5.5%	—	68,750

(1)	Includes: (i) 195,052 shares of common stock that are held in the Bruce W. Taylor Revocable Trust under agreement dated April 10, 1984; (ii) 16,253 shares of common stock held in an IRA account; (iii) a warrant to purchase 7,500 shares of common stock held by Bruce W. Taylor; (iv) 4,679,259 shares of common stock that are held by a Voting Trust under agreement dated 11/30/98, of which Jeffrey W. Taylor, Bruce W. Taylor and Cindy Taylor Robinson serve as trustees; (v) 39,720 shares of common stock that are held in the Bruce W. Taylor Gift Trust under agreement dated 6/10/82, of which Bruce W. Taylor and Cindy Taylor Robinson serve as co-trustees; and (ix) the 34,000 shares of common stock that are owned by Bruce W. Taylor and Barbara Taylor, joint tenants.

(2)	Includes: (i) 4,679,259 shares of common stock that are held by a Voting Trust under agreement dated 11/30/98, of which Jeffrey W. Taylor, Bruce W. Taylor and Cindy Taylor Robinson serve as trustees; (ii) 39,780 shares of common stock that are held in the Jeffrey W. Taylor Gift Trust under agreement dated 6/10/82, of which Jeffrey W. Taylor and Brian Taylor serve as co-trustees; (iii) 39,780 shares of common stock that are held in the Cindy L. Taylor Gift Trust under agreement dated 6/10/82, of which Cindy Taylor Robinson and Susan Taylor serve as co-trustees; (iv) 375 shares held by Susan Taylor as custodian for Adam Taylor UTMA; (v) 375 shares held by Susan Taylor as custodian for Brian Taylor UTMA; (vi) 300 shares held by Susan Taylor as custodian for Lisa Taylor UTMA; (vii) 3,000 shares owned by Susan Taylor; (viii) 16,151 shares of common stock held in an IRA account of Jeffrey W. Taylor; (ix) 120,000 shares of common stock held directly by Jeffrey W. Taylor; and (x) 4,888 shares of restricted stock.

(3)	Includes: (i) 2,188,371 shares of common stock owned by Harrison I. Steans as trustee of the Harrison I. Steans Self-Declaration of Revocable Trust (1,431,700 of such shares are pledged as security pursuant to certain loan arrangements with customary terms and conditions); (ii) 4,888 shares of restricted stock; and (iii) 67,100 shares of common stock issuable upon the exercise of certain warrants. The business address of Mr. Steans is c/o Financial Investments Corporation, 50 East Washington Street, Suite 400, Chicago, Illinois 60602.

(4)	Detail with respect to the holdings reported is as follows:

•

1,366,218 shares of common stock held as follows: (i) 43,642 shares of common stock beneficially owned by James P. Kastenholz (the spouse of Jennifer W. Steans) as a trustee of the Jennifer Steans 1999 Descendants Trust (6,000 of such shares are pledged as security pursuant to certain loan arrangements with customary terms and conditions); (ii) 89,078 shares of common stock beneficially owned by Mr. Kastenholz individually (30,000 of such shares are pledged as security pursuant to certain loan arrangements with customary terms and conditions); (iii) 393,897 shares of common stock held by PCB Limited Partnership, of which Ms. Steans is one of three general partners (101,160 of such shares are pledged as security pursuant to certain loan arrangements with customary terms and conditions); (iv) 26,034 shares of common stock beneficially owned by Ms. Steans, as custodian for Nicholas J. Kastenholz (the son of Mr. Kastenholz and Ms. Steans); (v) 356,863 shares of common stock beneficially owned by Ms. Steans individually (210,000 of such shares are pledged as security pursuant to certain loan arrangements with customary terms and conditions); (vi) 188,000 shares of common stock beneficially owned by Trilogy Investment Group, LLC, of which Ms. Steans is one of three managing members and shares investment and voting power with respect to these shares (75,000 of such shares are pledged as security pursuant to certain loan arrangements with customary terms and conditions); (vii) 263,816 shares of common stock held by the Steans 1996 Family Trust, over which Ms. Steans is one of three co-trustees; and (viii) 4,888 shares of restricted stock beneficially owned by Ms. Steans individually. In accordance with Rule 13d-4, Ms. Steans disclaims beneficial ownership of the shares described in clauses (i), (ii), (iii), (iv), (vi) and (vii) hereof, and Mr. Kastenholz disclaims beneficial ownership of the shares described in clauses (i), (iii), (iv), (v), (vi), (vii) and (viii) hereof.

•

Also comprised of 524,850 shares of common stock issuable upon exercise of certain warrants held as follows: (i) 475 shares of common stock issuable pursuant to warrants beneficially owned by Mr. Kastenholz as a trustee of the Jennifer Steans 1999 Descendants Trust; (ii) 7,025 shares of common stock issuable pursuant to warrants owned by Ms. Steans individually; (iii) 2,350 shares of common stock issuable pursuant to warrants beneficially owned by Mr. Kastenholz individually; (iv) 2,500 shares of common stock issuable pursuant to warrants beneficially owned by Ms. Steans, as custodian for Nicholas J. Kastenholz; (v) 12,500 shares of common stock issuable pursuant to warrants held by the Steans 1996 Family Trust; and (vi) 500,000 shares of common stock issuable upon exercise of a warrant held by Financial Investment Corporation, over which Ms. Steans shares investing and voting power. In accordance with Rule 13d-4, Ms. Steans disclaims beneficial ownership of the shares described in clauses (i), (iii), (iv) and (v) hereof, and Mr. Kastensholz disclaims beneficial ownership of the shares described in clauses (i), (ii), (iv), (v) and (vi) hereof.

The business address of Ms. Steans is c/o Financial Investments Corporation, 50 East Washington Street, Suite 400, Chicago, Illinois 60602.

(5)	Prairie Capital IV, L.P. and Prairie Capital IV QP, L.P. each has shared voting and dispositive power with respect to 506,400 shares of our common stock. Daniels & King Capital IV, L.L.C., Stephen V. King and C. Bryan Daniels each has shared voting and dispositive power with respect to 1,012,800 shares of our common stock. Mr. King and Mr. Daniels are the managing members of Daniels & King Capital IV, L.L.C., which is the sole general partner of Prairie Capital IV, L.P. and Prairie Capital IV QP, L.P. Therefore, Mr. King, Mr. Daniels and Daniels & King Capital IV, L.L.C. may be deemed to beneficially own shares of our stock owned by Prairie Capital IV, L.P. and Prairie Capital IV QP, L.P. The 1,296,850 shares of our common stock beneficially owned by Mr. Daniels include: (i) 506,400 shares of our common stock held by Prairie Capital IV, L.P; (ii) 506,400 shares of our common stock held by Prairie Capital IV QP, L.P; (iii) warrants to purchase 142,025 shares of our common stock held by Prairie Capital IV, L.P.; and (iv) warrants to purchase 142,025 shares of our common stock held by Prairie Capital IV QP, L.P. The address for each of the reporting persons is c/o Prairie Capital, 191 North Wacker Drive, Suite 800, Chicago, Illinois 60606.

(6)	Includes: (i) 110,768 shares of common stock that are held by Mark A. Hoppe pursuant to a restricted stock grant; (ii) 140,553 shares of common stock held by Mark A. Hoppe and his spouse; (iii) a warrant to purchase 3,000 shares of common stock held by Mark A. Hoppe and his spouse; (iv) 68,298 shares of common stock owned by the Mark A. Hoppe Individual Retirement Account; and (v) 14,376 shares of common stock owned by Mark A. Hoppe.

(7)	Includes: (i) 92,294 shares owned by the M. Hill Hammock Jr. Living Trust; (ii) 18,509 shares owned by the Cheryl W. Hammock Living Trust; (iii) a warrant to purchase of 22,500 shares of common stock held by the M. Hill Hammock Jr. Living Trust; (iv) 116,710 shares of common stock owned by the M. Hill Hammock Individual Retirement Account; (v) 944 shares of common stock held by M. Hill Hammock; (vi) 23,342 shares of common stock held by Chilanta Community Foundation, a family trust of which M. Hill Hammock is the treasurer; and (vii) 5,650 shares of common stock that are held by M. Hill Hammock pursuant to a restricted stock grant.

(8)	Includes: (i) 4,888 shares of common stock that are held by Michael H. Moskow pursuant to a restricted stock grant; (ii) 71,183 shares of common stock that are held by the Michael H. Moskow Trust; (iii) 14,005 shares of common stock that are held by the Suzanne M.K. Moskow Marital Trust; and (iv) 817 shares of common stock owned by Michael H. Moskow.

(9)	Includes: (i) 56,254 shares of restricted stock; (ii) 57,825 shares of common stock that are held by the Michael D. Sharkey Revocable Trust; (iii) 57,824 shares of common stock that are held by the Susan D. Sharkey Revocable Trust; and (iv) 39,000 shares of common stock owned by Michael D. Sharkey.

(10)	Includes: (i) 63,996 shares of restricted stock; and (ii) 118,434 shares of common stock.

(11)	Includes: (i) 135,691 shares owned by the Emanuel Family Partnership; and (ii) 10,280 shares of common stock owned by Ronald Emanuel.

(12)	Includes: (i) 1,020 shares of restricted stock; (ii) 27,013 shares of common stock; and (iii) 66,236 shares of common stock owned by Tinberg Asset Management, LLC, of which Mr. Tinberg is the beneficial owner.

(13)	Includes: (i) 61,082 shares of common stock owned by the Randall T. Conte Individual Retirement Account; and (ii) 21,856 shares of restricted stock beneficially owned by Mr. Conte individually.

(14)	Includes: (i) 510 shares of restricted stock, (ii) 23,532 shares of common stock, and (iii) a warrant to purchase 1,500 shares of common stock.

(15)	Includes: (i) 600 shares owned by Ronald L. Bliwas under a trust agreement dated July 2001, for which Mr. Bliwas serves as trustee; and (ii) 19,012 shares of common stock owned by Ronald L. Bliwas.

(16)	Includes: (i) 4,679,259 shares of common stock that are held by a Voting Trust under agreement dated 11/30/98, of which Jeffrey W. Taylor, Bruce W. Taylor and Cindy Taylor Robinson serve as trustees; (ii) 39,720 shares of common stock that are held in the Bruce W. Taylor Gift Trust under agreement dated 6/10/82, of which Bruce W. Taylor and Cindy Taylor Robinson serve as co-trustees; (iii) 39,780 shares of common stock that are held in the Cindy L. Taylor Gift Trust under agreement dated 6/10/82, of which Cindy Taylor Robinson and Susan Taylor serve as co-trustees; and (iv) 64,500 shares owned by Cindy Taylor Robinson.

(17)	Includes 4,679,259 shares of the common stock that are held by a Voting Trust under agreement dated 11/30/98, of which Jeffrey W. Taylor, Bruce W. Taylor and Cindy Taylor Robinson serve as trustees. The voting trust agreement with respect to the Taylor Trust provides the trustees with full discretion as to how to vote the shares of common stock held in trust under such agreement, either in person or by proxy, as they deem proper on all matters that may be submitted to stockholders. The voting trust agreement does not restrict the ability of the depositors of shares of common stock in the Taylor Trust from transferring such shares (subject to applicable restrictions under other agreements). The voting trust agreement may be terminated by a majority of the number of votes eligible to be cast by the trustees or the written consent of depositors holding two-thirds of all of the shares held in trust under the agreement.

(18)

As reported on a Form 13G filed with the SEC on February 9, 2012 jointly by Second Curve Capital, LLC and Thomas K. Brown. The business address of Second Curve Capital, LLC is 237 Park Avenue, 9th Floor, New York, New York 10017.

(19)	Detail with respect to the holdings reported is as follows:

•

1,287,799 shares of common stock held as follows: (i) 43,642 shares of common stock beneficially owned by Leonard A. Gail as a trustee of the Robin Steans 1999 Descendants Trust (Ms. Steans is the spouse of Mr. Gail); (ii) 393,897 shares of common stock held by PCB Limited Partnership, of which Ms. Steans is one of three general partners; (iii) 187,894 shares of common stock beneficially owned by Ms. Steans individually; (iv) 188,000 shares of common stock beneficially owned by Trilogy Investment Group, LLC, of which Ms. Steans is one of three managing members and shares investment and voting power with respect to these shares; (v) 210,550 shares of common stock beneficially owned by Mr. Gail individually; and (vi) 263,816 shares of common stock held by the Steans 1996 Family Trust, over which Ms. Steans is one of three co-trustees. In accordance with Rule 13d-4, Mr. Gail disclaims beneficial ownership of the shares described in clauses (i), (ii), (iii), (iv) and (vi) hereof, and Ms. Steans disclaims ownership of the shares described in clauses (i), (ii), (iv), (v) and (vi) hereof.

•

522,350 shares of common stock issuable upon exercise of certain warrants held as follows: (i) 475 shares of common stock issuable pursuant to warrants beneficially owned by Mr. Gail as a trustee of the Robin Steans 1999 Descendants Trust; (ii) 4,700 shares of common stock issuable pursuant to warrants beneficially owned by Ms. Steans individually; (iii) 12,500 shares of common stock issuable pursuant to warrants held by the Steans 1996 Family Trust; (iv) 4,675 shares of common stock issuable pursuant to warrants beneficially owned by Mr. Gail individually; and (v) 500,000 shares of common stock issuable upon exercise of a warrant held by Financial Investment Corporation, over which Ms. Steans shares investing and voting power. In accordance with Rule 13d-4, Mr. Gail disclaims beneficial ownership of the shares described in clauses (i), (ii), (iii) and (v) hereof, and Ms. Steans disclaims beneficial ownership of the shares described in clauses (i), (iii), (iv) and (v) hereof.

The business address of Ms. Steans and Mr. Gail is c/o Financial Investments Corporation, 50 East Washington Street, Suite 400, Chicago, Illinois 60602.

(20)	Detail with respect to the holdings reported is as follows:

•

1,241,114 shares of common stock held as follows: (i) 43,642 shares of common stock beneficially owned by Mr. Smith as a trustee of the Heather Steans 1999 Descendants Trust (Ms. Steans is the spouse of Mr. Smith); (ii) 393,897 shares of common stock held by PCB Limited Partnership, of which Ms. Steans is one of three general partners; (iii) 351,759 shares of common stock beneficially owned by Ms. Steans individually; (iv) 188,000 shares of common stock beneficially owned by Trilogy Investment Group, LLC, of which Ms. Steans is one of three managing members and shares investment and voting power with respect to these shares; and (v) 263,816 shares of common stock held by the Steans 1996 Family Trust, over which Ms. Steans is one of three co-trustees. In accordance with Rule 13d-4, Mr. Smith disclaims beneficial ownership of the shares described in clauses (i), (ii), (iii), (iv) and (v) hereof, and Ms. Steans disclaims beneficial ownership of the shares described in clauses (i), (ii), (iv) and (v) hereof.

•

522,350 shares of common stock issuable upon exercise of certain warrants held as follows: (i) 475 shares of common stock issuable pursuant to warrants beneficially owned by Mr. Smith as a trustee of the Heather Steans 1999 Descendants Trust; (ii) 9,375 shares of common stock issuable pursuant to warrants beneficially owned by Ms. Steans individually; (iii) 12,500 shares of common stock issuable pursuant to warrants held by the Steans 1996 Family Trust; and (iv) 500,000 shares of common stock issuable upon exercise of a warrant held by Financial Investment Corporation, over which Ms. Steans shares investing and voting power. In accordance with Rule 13d-4, Mr. Smith disclaims the shares described in clauses (i), (ii), (iii) and (iv) hereof, and Ms. Steans disclaims beneficial ownership of the shares described in clauses (i), (iii) and (iv) hereof.

The business address of Ms. Steans and Mr. Smith is c/o Financial Investments Corporation, 50 East Washington Street, Suite 400, Chicago, Illinois 60602.

(21)	As reported on a Form 13G filed with the SEC on February 17, 2012 jointly by George P. Bauer and Carol B. Bauer. The business address of Mr. and Ms. Bauer is 206 Dudley Road, Wilton, Connecticut 06897.

EXECUTIVE OFFICERS OF THE COMPANY

The executive officers of the Company are elected each year at the organizational meeting of the Board of Directors, which follows the annual meeting of the stockholders, and at other Board of Directors meetings, as appropriate. Each of the executive officers has been employed by the Company in the position or positions indicated in the list and pertinent notes below.

At April 26, 2012, the executive officers of the Company were as follows:

Name	Age	Title	Executive Officer Since
Bruce W. Taylor	56	Chairman (1)	1997
Mark A. Hoppe	58	Chief Executive Officer and President (2)	2008
Randall T. Conte	51	Executive Vice President, Chief Financial Officer and Chief Operating Officer (3)	2008
John J. Lynch, Jr.	65	Executive Vice Chairman (4)	2008
Michael J. Morton	49	Executive Vice President, Chief Credit Officer (5)	2008
William A. Newman	47	President, Cole Taylor Mortgage (6)	2009
Lawrence G. Ryan	53	Executive Vice President, Chief Lending Officer (7)	2008
Michael D. Sharkey	58	Executive Vice President, Asset-Based Lending (8)	2008

(1)	Mr. Taylor was appointed Chairman in November 2006.

(2)	Mr. Hoppe was appointed Chief Executive Officer in March 2010, and he has been President since February 2008.

(3)	Mr. Conte has been Chief Operating Officer since October 2008, and was appointed Chief Financial Officer in December 2008.

(4)	Mr. Lynch was appointed Executive Vice Chairman in October 2008.

(5)	Mr. Morton was appointed Executive Vice President, Chief Credit Officer in March 2008.

(6)	Mr. Newman was appointed President, Cole Taylor Mortgage in December 2009.

(7)	Mr. Ryan was appointed Executive Vice President and Chief Lending Officer in March 2008.

(8)	Mr. Sharkey was appointed Executive Vice President, Asset-Based Lending in June 2008.

COMPENSATION DISCUSSION AND ANALYSIS

In this discussion, we provide an overview and analysis of our compensation program, our compensation policies and philosophies, and the factors that we considered in making decisions with respect to the compensation of our Chief Executive Officer, Chief Financial Officer and the three other persons serving as executive officers at the end of 2011 who were the most highly compensated executive officers of the Company in 2011 (whom we refer to as our “named executive officers” or “senior executive officers”). Following this discussion, you will find a series of compensation tables containing specific information about the compensation earned or paid for 2011 to the individuals listed below, who are our named executive officers:

Name	Title
Mark A. Hoppe	Chief Executive Officer and President

Randall T. Conte	Executive Vice President, Chief Financial Officer and Chief Operating Officer

Bruce W. Taylor	Chairman

Lawrence G. Ryan	Executive Vice President, Chief Lending Officer

Michael D. Sharkey	Executive Vice President, Asset-Based Lending

The discussion in the following sections is intended to help you understand the detailed information provided in the compensation tables and to put that information into context within our overall compensation program.

Overview

A number of economic, business and regulatory factors impacted our compensation program in 2011 and continue to affect the program in 2012.

Although general economic conditions have improved somewhat since the end of the recent recession, certain sectors of the economy, such as manufacturing and real estate, remain weak and unemployment remains at historically high levels, including within the Chicago area where most of our clients are located. In addition, state and local governments and many businesses continue to experience significant difficulties due to lower consumer spending and decreased liquidity in the capital markets.

Despite the substantial headwinds of the continuing adverse economic conditions during 2011, we maintained our focus on implementing our “fix and grow” strategy. This strategy continued our emphasis on improving asset quality and growing our businesses. Further, we sought to improve the mix of our equity capital, strengthen our balance sheet and improve liquidity.

Overall, we had substantial success in achieving many of our goals in 2011. These achievements included strong business line growth, highlighted by:

•	an expanded commercial lending customer base and strong fee revenue;

•	a 36% increase in our asset-based loans outstanding; and

•	42.9% growth in our mortgage banking revenue.

In addition, our asset quality improved dramatically in 2011, as evidenced by the following:

•	credit costs decreased by 66.5% compared to 2010;

•	our nonperforming loans decreased by 35.5%; and

•	criticized and classified loans decreased by 39.9%.

Further, we strengthened our common equity capital in 2011 by raising $60 million in cash through the issuance of new common equity and by converting certain shares of preferred stock into shares of common stock and a common stock equivalent.

Our 2011 results were also much improved over 2010, and we moved to profitability for the full year. As a result of the improvements to our asset quality, the strengthening of our balance sheet and our significantly improved profitability, in 2011 we were able to reverse the entire valuation allowance on our deferred tax asset (the “DTA Allowance”), which alone increased our tangible book value per share by $2.58 from year end 2010 to year end 2011. However, our profitability in 2011 (as measured before the favorable impact of the reversal of the DTA Allowance) fell short of our expectations, as we were adversely impacted by reduced but substantial credit quality costs and the continued weakness in the economy.

Regulatory Environment

We are a participant in the TARP Capital Purchase Program (referred to in this section as “TARP”). TARP mandates certain restrictions and limitations on executive compensation. The most significant of these mandates are:

•

A prohibition on paying or accruing bonus, incentive compensation or retention awards for our five most highly compensated employees, other than certain awards of long-term restricted stock and certain commission income;

•

A prohibition on making any payments to our senior executive officers and our next five most highly compensated employees in connection with a change in control or for separation from the Company, other than compensation earned for services rendered or accrued benefits;

•

Subjecting incentive compensation and retention payments made to our senior executive officers and the next 20 most highly compensated employees to repayment (clawback) if any such payments are based on materially inaccurate financial statements or performance metrics, and prohibiting the payment of tax gross-ups to any of these officers or employees;

•	Limiting our annual tax deduction for compensation paid to each of our senior executive officers to $500,000.

In addition to the foregoing limitations and restrictions, the TARP rules and regulations have required the Compensation Committee to undertake a semi-annual risk assessment with respect to certain of the compensation plans, programs and arrangements maintained by the Company, regardless of whether the individual employee(s) covered by the plan, program or arrangement is a named executive officer. The risk assessments are performed by the senior risk officers of the Company and the Compensation Committee. The senior risk officers and the Compensation Committee review all compensation plans and arrangements to ensure that risks are identified and mitigated. The intent of these risk assessments is to minimize the opportunity that any employee will be incentivized to take unacceptable risks in order to maximize his or her compensation under such plans and arrangements.

Under its long-standing Interagency Guidelines Establishing Standards for Safety and Soundness, the FDIC has long held that excessive compensation is prohibited as an unsafe and unsound practice. In describing a framework within which to make a determination as to whether compensation is to be considered excessive, the FDIC has indicated that financial institutions should consider whether aggregate cash amounts paid, or noncash benefits provided, to employees are unreasonable or disproportionate to the services performed by an employee. The FDIC encourages financial institutions to review an employee’s compensation history and to consider internal pay equity, and, as appropriate, to consider benchmarking compensation to peer groups. Finally, the FDIC provides that such an assessment must be made in light of the institution’s overall financial condition.

In the summer of 2010, the various financial institution regulatory agencies worked together to issue additional guidance, entitled Guidance on Sound Incentive Compensation Policies, that was in many respects intended to serve as a complement to the Safety and Soundness standards. As its title implies, the joint agency guidance sets forth a framework for assessing the soundness of incentive compensation plans, programs and arrangements maintained by financial institutions. The joint agency guidance is narrower in scope than the Safety and Soundness standards because it applies only to senior executive officers and those other individuals who, either alone or as a group, could pose a material risk to the institution. With respect to those identified individuals, the joint agency guidance is intended to focus the institution’s attention on balanced risk-taking incentives, compatibility with effective controls and risk management, and a focus on general principles of strong corporate governance.

Also, once further risk assessment guidelines and procedures, as required under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), are finalized by the financial institution regulatory agencies and the SEC, the Company expects that it will also be subject to those further guidelines and procedures. However, initial guidance regarding the Dodd-Frank Act risk assessment guidelines and procedures was issued during 2011. In large part, that guidance restates the frameworks set forth in the Safety and Soundness standards and joint agency guidance described above.

Finally, in addition to the foregoing, as a publicly-traded corporation, the Company is also subject to the SEC’s rules regarding risk assessment. Those rules require a publicly-traded company to determine whether any of its existing incentive compensation plans, programs or arrangements create risks that are reasonably likely to have a material adverse effect on the company.

The Compensation Committee believes that a sensible approach to balancing risk-taking and rewarding reasonable, but not necessarily easily attainable, goals has always been a component of its overall assessment of the compensation plans, programs and arrangements it has put in place for our named executive officers. In this regard, the Compensation Committee has regularly revisited the components of the frameworks set forth in the Safety and Soundness standards and the joint guidance as an effective tool for conducting its own assessment of the balance between risk and reward built into our compensation programs for named executive officers. In addition, the Compensation Committee continues to anticipate final guidance under the Dodd-Frank Act and will be prepared to incorporate into its risk assessment procedures any new guidelines and procedures as may be necessary or appropriate.

Prior Year’s Say-on-Pay Vote

Our stockholders approved our executive compensation program at our 2011 annual meeting. Besides this approval, we received no specific feedback from our stockholders concerning our executive compensation program during the past year. Approximately 98.6% of shares present and eligible to vote approved the nonbinding advisory resolution. The Compensation Committee considered the approval to reflect our stockholders’ favorable view of our compensation program, but did not specifically rely on the results of the vote in making any compensation-related decisions.

Compensation Decisions

Our performance in 2011, our participation in TARP and other regulatory considerations were reflected in our material compensation decisions. These decisions included:

•	Our senior executive officers received market-competitive salary increases for 2012;

•

We granted performance bonuses in the form of TARP-compliant, long-term restricted stock to Messrs. Hoppe, Conte, Sharkey and Ryan in recognition of the progress made in asset quality, business line growth and our capital and liquidity positions in 2011;

•	We awarded cash bonuses on a limited basis for performance in 2011; and

•

In March 2012, we made a profit sharing contribution in the amount of $250,000 to our 401(k) and Profit Sharing Plan in an effort to reward employees for the significant progress made in 2011. In accordance with the terms of the 401(k) and Profit Sharing Plan, our named executive officers were eligible to participate in the profit sharing contribution.

Compensation Philosophy

The primary objectives of the Compensation Committee with respect to the Company’s executive compensation program are to: (1) attract, motivate and retain individuals who will contribute to the Company’s success; (2) align the interests of the Company’s executives with the long-term interests of our stockholders; (3) motivate behavior to promote the Company’s goal of good business practices and corporate interests; and (4) monitor and mitigate risk where appropriate. To achieve these objectives, the Compensation Committee has designed and implemented an executive compensation program using the following criteria:

•

Compensation should be performance-based. We have developed a compensation philosophy of providing market-competitive salaries and incentive awards that provide a total compensation package that increases if performance goals are achieved or exceeded and decreases if performance goals are not achieved.

•

Compensation should align the interests of the Company’s executives with the interests of the Company’s stockholders. Our executive compensation program includes equity incentives in order to align executive officers’ interests with those of the Company’s stockholders. When appropriate, awards of restricted stock and stock options are designed to encourage and motivate executive officers to act as owners of the Company, and the Compensation Committee believes that such awards encourage executive officer and employee actions focused on the Company’s long-term success.

•

Compensation should be competitive. The Company’s executive compensation program is designed to compensate executives at levels comparable to executives at similar companies with comparable performance and to allow us to attract and retain qualified and talented executives in a competitive market for employment.

•

Compensation programs should employ features that mitigate the risk associated with the specific elements of compensation, but do not diminish the program’s effectiveness in motivating employees. We believe it is important to reward employees for their efforts in producing and carrying out sustainable growth strategies and creating value for the Company’s stockholders; therefore, we link our business strategy with our compensation program design, while also implementing internal controls designed to limit the risks attendant to the specific elements of compensation arrangements.

Historically, the Compensation Committee has retained outside consultants to prepare a market analysis of our executive officers’ compensation packages to help ensure that these compensation packages are reasonable and competitive relative to our peer group. In 2010, Deloitte Consulting assisted us with our peer group analysis and the design of our new Taylor Capital Group, Inc. 2011 Incentive Compensation Plan, which was approved by stockholders in May 2011 and is discussed under “Long-Term Incentive Compensation” below.

Most recently, McLagan, an Aon Hewitt company, assisted us by conducting a compensation program review during the fourth quarter of 2011. This review included comparing the levels of base salary, total cash compensation and total direct compensation that we provide to our executive officers against the corresponding compensation levels that peer group companies provide to their executives. The peer group we utilized for these purposes was recommended by McLagan and included the following financial institution holding companies:

1st Source Corporation

Brookline Bancorp Inc.

CVB Financial Corporation

Eagle Bancorp Inc.

First Midwest Bancorp Inc.

Flushing Financial Corporation

Old National Bancorp

Pinnacle Financial Partners

Provident New York Bancorp

Westamerica Bancorp

BancFirst Corporate

CapitalSource Inc.

Dime Community Bancshares Inc.

First Busey Corporation

FirstMerit Corporation

MB Financial Inc.

PacWest Bancorp

PrivateBancorp Inc.

Western Alliance Bancorp

Wintrust Financial Corporation

The Compensation Committee does not prohibit management from engaging the same compensation consultant for other compensation advisory projects and McLagan has performed services for the Company separate from its work for the Compensation Committee, including providing survey data. However, the Compensation Committee believes the nature of those engagements, and the fees paid on those engagements, have not compromised McLagan’s independence or the assistance it provides to the Committee.

Elements of our Executive Compensation Program

The compensation program for our named executive officers contains the following primary elements:

•	Base Salary;

•	Short-Term Cash Incentive Compensation;

•	Long-Term Incentive Compensation;

•	Equity Compensation;

•	Retirement Benefits; and

•	Perquisites and Other Compensation.

When setting the total direct compensation opportunity for named executive officers each year, we use data available to us through compensation surveys prepared by consultants and obtained from SEC filings, as well as general advice and counsel with respect to market practices. We also consider other relevant factors, including internal salary ranges and individual performance.

In conducting our review and setting compensation levels, we consider the median salary paid for positions of similar responsibility by select local and national institutions that are similar to our size and which engage in similar businesses, and which operate in markets similar to ours. We do not believe it is appropriate to establish compensation levels primarily based on benchmarking. However, it is our belief that information regarding pay practices at other comparable companies is useful in two respects. First, we recognize that our compensation practices must be aligned with the marketplace especially in light of the competitive nature of the Chicago market. Second, this marketplace information is one of the many factors that we consider in assessing the reasonableness of compensation opportunities available to our executives under our program.

We generally review and consider the applicable compensation elements in aggregate to assess each named executive officer’s total direct compensation opportunity. Final decisions concerning compensation reflect a named executive officer’s annual achievements, Company performance, and our views regarding a named executive officer’s scope of responsibilities, demonstrated leadership abilities, and management experience and effectiveness. The Compensation Committee considers these factors collectively, along with recommendations from the Chief Executive Officer for his direct reports, and the Compensation Committee ultimately uses its judgment in making final decisions concerning compensation.

Base Salary

We pay our named executive officers and other employees a base salary as part of a competitive compensation package. We typically consider salary levels as part of our annual compensation review process or in some cases upon a promotion. Base salary is set based upon the responsibilities of the executive taking into account competitive market compensation paid by other comparable companies for positions of similar responsibility. Median salary levels are targeted for each position. Our Chief Executive Officer makes recommendations concerning any proposed changes in the base salaries of his direct reports. The base salaries of our Chief Executive Officer and Chairman are established directly by the Compensation Committee and recommended to the Board for its approval. Annual base salary changes generally become effective April 1 except for certain mid-year promotions.

In early 2012, the Compensation Committee determined the base salaries for our named executive officers for 2012. The base salaries for 2011 and 2012 are as follows:

Name	Position	2011 Base Salary	2012 Base Salary
Mark A. Hoppe	CEO and President	$650,000	$675,000
Randall T. Conte	EVP, CFO and COO	$380,000	$400,000
Bruce W. Taylor	Chairman	$433,957	$451,315
Lawrence G. Ryan	EVP, Chief Lending Officer	$370,000	$385,000
Michael D. Sharkey	EVP, Asset-Based Lending	$410,000	$425,000

Short-Term Cash Incentive Compensation

Our short-term incentive program (the “Success Program”) is an incentive compensation tool we use to award performance-based cash compensation to employees. Target award levels under the Success Program are determined by the officer’s grade level. Award levels for our Chief Executive Officer and Chairman are set forth in their respective employment agreements. Because the Company did not achieve the established performance goals for 2011, no incentives were awarded under our Success Program for the 2011 fiscal year.

Additionally, due to applicable TARP restrictions, Messrs. Hoppe, Taylor, Ryan and Sharkey were not eligible to participate in the Success Program for the 2011 fiscal year. Mr. Conte’s target award level for 2011 was set at 50% of his base salary.

Under our Success Program, determination of each participant’s actual award, if any, is based upon the achievement of a combination of Company performance and individual performance metrics and objectives.

•

Company Performance: Annually, the Compensation Committee determines the Company performance metric(s) for the fiscal year, including the number of performance metrics and allocation or weighting among multiple metrics. The Compensation Committee established net income applicable to common (NIAC) and return on equity (ROE) as the performance metrics for fiscal year 2011.

•

Individual Performance: Individual performance is based on achievement of a combination of qualitative and quantitative objectives during the performance period, which are specific to the individual’s responsibilities and position within the Company. Individual performance is determined pursuant to the participant’s annual performance evaluation rating.

Notwithstanding the performance factors listed above, the Compensation Committee has discretion to modify any payouts (upwards or downwards) under the Success Program as appropriate to ensure plan objectives are met, taking into consideration a variety of Company-specific or environmental factors. Our Success Program awards are subject to a compensation recovery agreement (clawback) that requires repayment of the award if and to the extent it is based on statements of earnings, revenues, gains, or other criteria that are later found to be materially inaccurate, regardless of whether or not a formal restatement of earnings is required and regardless of whether or not the Company or the executive is at fault.

The Company performance goals for the Success Program in 2011 were based on achieving specified NIAC and ROE targets as set forth in the table immediately below. Because the Company did not achieve the established goals (as measured before the favorable impact of the reversal of the DTA Allowance), the Compensation Committee determined that no employee would receive an award under the 2011 Success Program.

	Net Income Applicable to Common (NIAC) ($ in Thousands)	Return on Total Equity (NIAC/Total Average Equity) (ROE)
Minimum	12,500	5.0%
Target	30,000	12.0%
Maximum	47,500	19.0%

2011 Results	8,750	3.5%

Discretionary Bonus

At its meeting in January 2012, the Compensation Committee evaluated the Company’s year-over-year performance, as well as progressive improvement towards achieving sustained profitability over the course of the year, including:

•	four consecutive quarters of profitability for the Bank;

•	strong business line growth;

•	a significant increase in core deposits and fee revenue;

•	consistent growth in loans outstanding from Cole Taylor Business Capital and Cole Taylor Mortgage; and

•	a significant improvement in asset quality.

Acknowledging that our continuing ability to deliver improving results depends upon our ability to retain and motivate our employees, the Compensation Committee took note of the retention risk that could result if we did not pay bonuses. Among other factors, the Compensation Committee also considered management’s recommendations regarding employee performance, particularly in high-performing units. After considering these various factors, the Compensation Committee determined that the Company’s performance merited the funding of a discretionary bonus pool. The pool was funded at approximately one-third of target levels under the Success Program.

Of our named executive officers, only Mr. Conte was determined to be eligible for the discretionary bonus. Mr. Conte was not subject to TARP bonus restrictions in 2011. Therefore, he was eligible to earn a bonus for 2011. Mr. Conte is, however, among the Company’s five most highly compensated employees for 2012. As a result, in order to comply with applicable TARP restrictions on bonus payments, Mr. Conte’s bonus of $125,000 was paid in the form of 9,246 shares of TARP-compliant long-term restricted stock with a grant date of February 28, 2012.

Long-Term Incentive Compensation

Our Board of Directors adopted the Taylor Capital Group, Inc. 2011 Incentive Compensation Plan (the “Incentive Plan”), approved by our stockholders in May 2011, for the purpose of providing share-based incentives which are intended to attract and retain officers, key employees and directors of the Company and its subsidiaries and align their interests with those of our stockholders. The Incentive Plan increased the total number of shares of our common stock currently reserved for issuance to our eligible employees and directors by 1,200,000 shares, which will allow us to continue to grant awards at competitive levels, attract and retain highly-qualified personnel and manage our future growth.

The Incentive Plan is administered by the Compensation Committee or any subcommittee thereof. The Compensation Committee generally has the authority to delegate its duties to certain of its members, officers of the Company or its advisors. The Compensation Committee has the discretion to select award recipients and determine the terms and conditions of awards. The Incentive Plan allows us to grant options (non-qualified and incentive stock options), stock appreciation rights (SARs), restricted stock, restricted stock units, and performance awards.

Grants made under annual incentive programs are generally made late in the first quarter, on the date of approval by the Compensation Committee. In addition, grants may be used at any time during the year to facilitate negotiations with individuals who are being recruited to work at the Company and have significant retention packages in place with other employers. Any such grants are generally made on the date of hire. Grants may also be made to existing employees to encourage them to remain with the Company and to reward exceptional performance. Any such grants are recommended by the Chief Executive Officer for approval by the Compensation Committee. We do not coordinate the timing of equity award grants with the release of material non-public information.

2011 Long-Term Incentive Program (the “2011 Program”)

The Compensation Committee determined the terms and conditions of awards under the 2011 Program to be as follows:

•

payment vehicles under the 2011 Program for fiscal year 2011 would be a combination of 50% performance cash and 50% stock options, except awards granted to senior executive officers would be 100% TARP-compliant restricted stock;

•	performance cash and stock options would vest ratably over three years;

•	eligibility for participation would require a title of senior vice president or higher, which would include our named executive officers;

•

target award levels would be determined by the officer’s grade level, target levels for our Chief Executive Officer and Chairman are set forth in their employment agreements (due to TARP restrictions, target award levels for Messrs. Hoppe, Taylor, Ryan and Sharkey were limited to 50% of their respective base salaries; Mr. Conte’s target award level was 75% of his base salary);

•	actual awards could range between 0%—200% of the target incentive opportunity based upon results against Company performance measures and the employee’s performance; and

•	the Company performance measure was to be return on equity.

The Compensation Committee has discretion to modify any payouts (upwards or downwards) under the 2011 Program as appropriate to ensure plan objectives are met, taking into consideration a variety of Company-specific and environmental factors. Our 2011 Program awards are subject to a compensation recovery agreement (clawback) that requires repayment of the award if and to the extent it is based on statements of earnings, revenues, gains, or other criteria that are later found to be materially inaccurate, regardless of whether or not a formal restatement of earnings is required and regardless of whether or not the Company or the executive is at fault.

As noted above and set forth in the table immediately below, the Company performance goal for the 2011 Program was based on achieving a specified ROE target. Because the Company did not achieve the established ROE goal (as measured before the favorable impact of the reversal of the DTA Allowance), the Compensation Committee determined that no employee would receive an award under the 2011 Program.

	Net Income Applicable to Common (NIAC) ($ in Thousands)	Return on Total Equity (NIAC/Total Average Equity) (ROE)
Minimum	12,500	5.0%
Target	30,000	12.0%
Maximum	47,500	19.0%

2011 Results	8,750	3.5%

Equity Grants

Because of TARP restrictions applicable to Messrs. Hoppe, Taylor, Ryan and Sharkey in 2010, they were not eligible for cash bonus payments. On February 28, 2011, the Compensation Committee awarded discretionary TARP-compliant long-term restricted stock awards to Mr. Hoppe of $100,000 consisting of 9,381 shares; Mr. Ryan of $49,995 consisting of 4,690 shares; and Mr. Sharkey of $60,005 consisting of 5,629 shares. In accordance with TARP rules, the restricted stock awards include minimum service requirements (no portion of the award will vest until the second anniversary of the grant) and restrictions on transferability until repayment of TARP. Mr. Taylor did not receive an equity grant during 2011.

Because of TARP restrictions applicable to Messrs. Hoppe, Taylor, Ryan and Sharkey in 2011, they were not eligible for cash bonus payments. On February 28, 2012, the Compensation Committee awarded discretionary TARP-compliant long-term restricted stock awards to Mr. Hoppe of $334,375 consisting of 24,732 shares; Mr. Ryan of $100,000 consisting of 7,396 shares; and Mr. Sharkey of $125,000 consisting of 9,246 shares. In accordance with TARP rules, the restricted stock awards include minimum service requirements (no portion of the award will vest until the second anniversary of the grant) and restrictions on transferability until repayment of TARP. Mr. Taylor did not receive an equity grant during 2012.

As previously mentioned, although Mr. Conte was not subject to TARP bonus restrictions in 2011 and could therefore earn a cash bonus for 2011 under the Success Program, he is among the Company’s five most highly compensated employees for 2012. In order to comply with applicable TARP restrictions on payment, Mr. Conte’s bonus of $125,000 was paid in the form of 9,246 shares of TARP-compliant long-term restricted stock with a grant date of February 28, 2012.

Retirement and Other Benefits

The Company offers a variety of retirement, health and welfare programs to eligible employees. The named executive officers generally are eligible for the same health and welfare benefit programs on the same basis as the rest of the Company’s employees. The Company’s health and welfare programs include medical, dental, vision, life insurance, disability insurance, accidental death and dismemberment insurance and flexible spending accounts.

The Company also offers retirement programs that are intended to supplement the employees’ personal savings and social security benefits, including a 401(k) and profit sharing plan and a non-qualified deferred compensation plan for certain employees. The purpose of each of these plans is to enable employees to adequately save for retirement.

Taylor Capital Group, Inc. 401(k) and Profit Sharing Plan (“401(k) and Profit Sharing Plan”)

All eligible employees, including our named executive officers, may participate in our 401(k) and Profit Sharing Plan and are permitted to contribute up to the maximum percentage allowable not to exceed the limits of the Code. The Company makes a matching contribution to the plan equal to 100% of each participant’s first 4% of compensation deferred.

In March 2012, the Company made a profit sharing contribution to the plan in the amount of $250,000. Our named executive officers were eligible for participation in accordance with the plan’s provisions.

Taylor Capital Group, Inc. Deferred Compensation Plan (the “Deferred Compensation Plan”)

In addition, the Company maintains the Deferred Compensation Plan for the Company’s senior managers, including the named executive officers. An executive accumulates benefits under the plan based on his or her voluntary deferral elections and the Company’s contributions. Company contributions may be formula-based or discretionary.

Messrs. Hoppe and Ryan are the only named executive officers currently participating in the Deferred Compensation Plan. The Company has not made any contributions to the plan since 2007.

Perquisites and Other Compensation

The Company provides perquisites to our named executive officers which the Compensation Committee believes are reasonable and within market practice. While there is a personal element, in the case of perquisites such as club memberships, these benefits are intended to be used by the named executive officers primarily with customers and business prospects.

The named executive officers are provided with the following perquisites as a supplement to their other compensation:

•	auto allowance or reimbursement;

•	club dues reimbursement;

•	reimbursement if they choose to utilize a professional financial planner;

•

Mr. Taylor has a salary continuation benefit which is payable in 12 monthly installments to his spouse, family or estate following his death, the benefit of which is equal to the dollar amount of his then-current annual base salary, and will be funded from key man life insurance policies purchased by the Company in 2004; and

•	Mr. Taylor’s executive assistant provides assistance with the administration of trust related matters on behalf of the Taylor family.

Confidentiality and Non-Solicitation Agreements

We have made and continue to make significant financial commitments and investments in our business units and people to support growth. To protect these investments our named executive officers and other officers enter into confidentiality and non-solicitation agreements with us in return for eligibility to receive incentive compensation. Under the agreements, individuals are obligated to safeguard and not disclose or misuse our confidential information and, for a period of six months to one year after termination of employment, not solicit our customers or employees or disparage the Company, its officers, directors or employees. Messrs. Hoppe and Taylor’s employment agreements also contain these protections for the Company.

Tax Considerations Evaluated in Making Compensation Decisions

While the Company’s executive compensation program is structured to be sensitive to the deductibility of compensation for federal income tax purposes, the program is principally designed to achieve our objectives as described throughout this Compensation Discussion and Analysis. Code Section 162(m) generally precludes the deduction for federal income tax purposes of more than $1 million in compensation (including long-term incentives) paid individually to our Chief Executive Officer and the other named executive officers in any one year, subject to certain specified exceptions; however, because we are a participant in the TARP program this limit is reduced to $500,000 during the TARP period. As noted below under “Employment Agreements With Our Named Executive Officers”, Mr. Hoppe’s and Mr. Taylor’s employment agreements provide that in the event that any payment or benefit received or to be received by the executive under the agreement would be an “excess parachute payment,” as defined in Code Section 280G, and subject to the federal excise tax imposed by Code Section 4999, then an additional “gross-up” payment will be made to the named executive in the event that the benefits payable to the named executive under the agreement become subject to the excise tax on excess parachute payments. We included these provisions in these agreements because we did not want the potential excise tax to serve as a disincentive to pursue a change-in-control transaction that might otherwise be in the best interests of our stockholders.

Compensation Clawback Policy

As noted above, we have implemented the TARP-required repayment (clawback) policy covering incentive compensation payments made to our 25 most highly compensated employees, including our named executive officers. Under that policy, these employees are obligated to forfeit and repay incentive compensation based on financial statements or metrics that are subsequently found to be materially inaccurate.

Additionally, the Company’s clawback policy extends to all employees who receive bonus, stock-based or other compensation deemed to be incentive compensation. It is our intent that the policy applies to the fullest extent required by TARP, the Dodd-Frank Act and any related rules and regulations issued from time to time. In general, as is the case with the TARP-required rules, incentive compensation based on financial statements or performance metrics which are restated or proven to have been materially inaccurate will be subject to forfeiture or repayment. There has been no clawback or repayment of incentives during in 2011.

SUMMARY COMPENSATION TABLE

The following table sets forth the information concerning the compensation paid to or earned by the named executive officers for 2011, 2010 and 2009:

Name and Principal Position	Year	Salary ($) (1)	Bonus ($) (2)	Stock Awards ($) (3)	Option Awards ($) (4)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($) (5)	Total Compensation ($)
Mark A. Hoppe	2011	650,000	—	100,000	—	—	—	18,175	768,175
Chief Executive Officer	2010	620,000	—	199,999	—	—	—	15,096	835,095
and President	2009	550,000	—	—	—	—	—	17,060	567,060

Randall T. Conte	2011	365,192	—	—	—	—	—	8,446	373,638
Executive Vice President,	2010	318,269	70,000	—	—	—	—	8,269	396,538
Chief Financial Officer and	2009	295,167	—	—	158,100	—	—	8,365	461,632
Chief Operating Officer

Bruce W. Taylor	2011	433,957	—	—	—	—	—	37,640	471,597
Chairman	2010	433,957	—	—	—	—	—	58,254	492,211
	2009	455,013	—	—	—	—	—	54,724	509,737

Lawrence G. Ryan	2011	367,442	—	49,995	—	—	—	23,771	441,208
Executive Vice President,	2010	357,673	—	89,996	—	—	—	32,782	480,451
Chief Lending Officer	2009	350,000	—	—	—	—	—	37,803	387,803

Michael D. Sharkey	2011	403,596	—	60,005	—	—	—	27,458	491,059
Executive Vice President,	2010	383,221	—	89,996	—	—	—	25,507	498,724
Asset-Based Lending	2009	375,000	—	—	—	—	—	28,898	403,898

(1)	Amounts reflect base salary paid in the year, before any deferrals at the officer’s election and including salary increases effective during the year, if any (salary increases typically become effective April 1 of the respective year).

(2)	Amount reflects a discretionary cash bonus awarded to Mr. Conte for 2010 performance, which bonus was paid in March 2011.

(3)	Amounts reflect the aggregate grant date fair value of stock-based awards (other than stock options) granted in the year computed in accordance with FASB ASC Topic 718. These amounts are not paid to or realized by the officer. The fair values of stock-based awards are estimated using the closing price of our stock on the grant date. Additional information about these values is included in Note 14 to our audited financial statements included in our 2011 Annual Report on Form 10-K.

(4)	Amounts reflect the aggregate grant date fair value of stock options granted in the year computed in accordance with FASB ASC Topic 718. These amounts are not paid to or realized by the officer. Assumptions used in the calculation of these values are included in Note 14 to our audited financial statements included in our 2011 Annual Report on Form 10-K.

(5)	The table below sets forth the elements of “All Other Compensation” provided in 2011 to our named executive officers:

Name	Perquisites and Other Personal Benefits ($) (a)	Insurance Premiums ($)	Company Contributions to Qualified Retirement Plans ($)	Total ($)
Mark A. Hoppe	8,425	—	9,750	18,175
Randall T. Conte	—	—	8,446	8,446
Bruce W. Taylor	22,840	5,000	9,800	37,640
Lawrence G. Ryan	14,280	—	9,491	23,771
Michael D. Sharkey	17,883	—	9,575	27,458

(a)	The table below sets forth the elements of “Perquisites and Other Personal Benefits” provided in 2011 to our named executive officers:

Name	Personal Use of Staff ($)	Country Club Dues ($)	Waived Medical Coverage	Total Perquisites and Other Personal Benefits ($)
Mark A. Hoppe	—	8,425	—	8,425
Randall T. Conte	—	—	—	—
Bruce W. Taylor	17,570	5,270	—	22,840
Lawrence G. Ryan	—	14,280	—	14,280
Michael D. Sharkey	—	16,683	1,200	17,883

GRANTS OF PLAN-BASED AWARDS

The following table sets forth information regarding each grant of an award made to a named executive officer in 2011 under any Company plan and potential payments that could have been made.

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
	Type of Award	Grant Date	Estimated Future Payouts Under Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#) (3)	Grant Date Fair Value of Stock Awards ($) (4)
Name			Threshold ($)	Target ($)	Maximum ($)
Mark A. Hoppe	2011 Program (1)	—	325,000	325,000	325,000	—	—
	Restricted Stock	2/28/2011	—	—	—	9,381	100,000

Randall T. Conte	Success Program (2)	—	95,000	190,000	380,000	—	—
	2011 Program (1)	—	142,500	285,000	570,000	—	—

Bruce W. Taylor	2011 Program (1)	—	216,978	216,978	216,978	—	—

Lawrence G. Ryan	2011 Program (1)	—	91,860	183,720	183,720	—	—
	Restricted Stock	2/28/2011	—	—	—	4,690	49,995

Michael D. Sharkey	2011 Program (1)	—	100,899	201,798	201,798	—	—
	Restricted Stock	2/28/2011	—	—	—	5,629	60,005

(1)	Amounts in columns (d), (e) and (f) reflect the range of estimated potential payouts under our 2011 Program based on a combination of Company performance and individual performance assumptions. Had awards been paid under the 2011 Program, payment typically would have been made in 50% cash and 50% stock options, both of which would have vested over a period of three years based upon continued service. Due to TARP restrictions, awards to Messrs. Hoppe, Taylor, Ryan and Sharkey would have been limited to no more than 50% of base salary and would have been paid in the form of TARP-compliant restricted stock. See “Long-Term Incentive Compensation” for further information regarding the 2011 Program.

(2)	Amounts in columns (d), (e) and (f) reflect the range of estimated potential cash payouts under our Success Program based on a combination of Company performance and individual performance assumptions. See “Short-Term Cash Incentive Compensation” for further information regarding the Success Program. Due to TARP restrictions, Messrs. Hoppe, Taylor, Ryan and Sharkey could not participate in our Success Program for the 2011 fiscal year.

(3)	Amounts in column (g) represent the issuance of discretionary restricted stock awards under our Incentive Plan. See “Equity Grants” for further information regarding these awards.

(4)	Amounts in column (h) represent the full fair value of the restricted stock awards reported in column (g) as of the date of grant.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table sets forth information with respect to outstanding stock options and unvested stock awards held as of December 31, 2011 by the named executive officers. Vesting and other information relating to these awards set forth in the footnotes below the table generally is contingent on continued employment through the vesting date and is subject to acceleration of vesting in certain circumstances. See “Potential Payments on Termination of Employment of Change in Control.” Market values for outstanding stock awards, which include 2011 grants and prior-year grants, are based on the closing market price of Company stock of $9.72 on December 30, 2011 (the last trading day of the year).

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable (1)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Mark A. Hoppe	37,500	12,500	—	19.99	2/4/2016	15,007	(2)	145,868	—	—
	—	—	—	—	—	16,625	(3)	161,595	—	—
	—	—	—	—	—	9,381	(4)	91,183	—	—

Randall T. Conte	12,750	12,750	—	6.23	11/5/2017	7,331	(5)	71,257	—	—

Bruce W. Taylor	20,000	—	—	20.00	3/19/2013	—		—	—	—
	20,000	—	—	26.08	3/17/2014	—		—	—	—

Lawrence G. Ryan	—	—	—	—	—	22,214	(6)	215,920	—	—
	—	—	—	—	—	7,481	(7)	72,715	—	—
	—	—	—	—	—	4,690	(8)	45,587	—	—

Michael D. Sharkey	—	—	—	—	—	16,949	(9)	164,744	—	—
	—	—	—	—	—	7,481	(10)	72,715	—	—
	—	—	—	—	—	5,629	(11)	54,714	—	—

(1)	Vest at a rate of 25% per year for the first four years of an eight-year term.

(2)	Reflects a grant of restricted stock of 60,030 shares on February 4, 2008, of which 25% vests or vested on each of February 4, 2009, 2010, 2011 and 2012.

(3)	Reflects a grant of restricted stock of 16,625 shares on June 10, 2010, of which 50% vests on June 10, 2012 and 25% vests on each of June 10, 2013 and 2014 (subject to certain additional transfer restrictions as required under TARP).

(4)	Reflects a grant of restricted stock of 9,381 shares on February 28, 2011, of which 50% vests on February 28, 2013 and 25% vests on each of February 28, 2014 and 2015 (subject to certain additional transfer restrictions as required under TARP).

(5)	Reflects a grant of restricted stock of 14,663 shares on November 6, 2008, of which 50% vested on November 6, 2011, 25% vests on November 6, 2012 and 25% vests on November 6, 2013.

(6)	Reflects a grant of restricted stock of 44,429 shares on April 22, 2008, of which 50% vested on April 22, 2011, 25% vests on April 22, 2012 and 25% vests on April 22, 2013.

(7)	Reflects a grant of restricted stock of 7,481 shares on June 10, 2010, of which 50% vests on June 10, 2013, 25% vests on June 10, 2014 and 25% vests on June 10, 2015 (subject to certain additional transfer restrictions as required under TARP).

(8)	Reflects a grant of restricted stock of 4,690 shares on February 28, 2011, of which 50% vests on February 28, 2014, 25% vests on February 28, 2015 and 25% vests on February 28, 2016 (subject to certain additional transfer restrictions as required under TARP).

(9)	Reflects a grant of restricted stock of 33,898 shares on August 13, 2008, of which 50% vested on April 22, 2011, 25% vests on April 22, 2012 and 25% vests on April 22, 2013.

(10)	Reflects a grant of restricted stock of 7,481 shares on June 10, 2010, of which 50% vests on June 10, 2013, 25% vests on June 10, 2014 and 25% vests on June 10, 2015 (subject to certain additional transfer restrictions as required under TARP).

(11)	Reflects a grant of restricted stock of 5,629 shares on February 28, 2011, of which 50% vests on February 28, 2014, 25% vests on February 28, 2015 and 25% vests on February 28, 2016 (subject to certain additional transfer restrictions as required under TARP).

OPTION EXERCISES AND STOCK VESTED IN LAST FISCAL YEAR

The following table sets forth information for each of our named executive officers regarding vesting of restricted stock awards during the year ended December 31, 2011. None of our named executive officers exercised any stock options during 2011.

	Stock Options		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Mark A. Hoppe	—	—	15,008	155,483	(1)
Randall T. Conte	—	—	7,332	68,847	(2)
Bruce W. Taylor	—	—	—	—
Lawrence G. Ryan	—	—	22,215	221,928	(3)
Michael D. Sharkey	—	—	16,949	128,812	(4)

(1)	Represents the number of shares of stock acquired on vesting multiplied by $10.36 per share, the market price of the Company’s common stock on February 4, 2011, the date of vesting.

(2)	Represents the number of shares of stock acquired on vesting multiplied by $9.39 per share, the market price of the Company’s common stock on November 4, 2011, the last business day preceding the date of vesting (vesting of this award occurred on a non-business day).

(3)	Represents the number of shares of stock acquired on vesting multiplied by $9.99 per share, the market price of the Company’s common stock on April 21, 2011, the last business day preceding the date of vesting (vesting of this award occurred on a non-business day).

(4)	Represents the number of shares of stock acquired on vesting multiplied by $7.60 per share, the market price of the Company’s common stock on August 12, 2011, the last business day preceding the date of vesting (vesting of this award occurred on a non-business day).

NONQUALIFIED DEFERRED COMPENSATION

Name	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY ($)	Aggregate Earnings in Last FY ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)
Mark A. Hoppe	65,000	—	139	—	347,423
Randall T. Conte	—	—	—	—	—
Bruce W. Taylor	—	—	(7,713)	—	915,151
Lawrence G. Ryan	110,233	—	(2,276)	—	461,018
Michael D. Sharkey	—	—	—	—	—

EMPLOYMENT AGREEMENTS WITH OUR NAMED EXECUTIVE OFFICERS

In connection with our participation in TARP, our named executive officers entered into amendments to their employment contracts and executed waivers consenting to the restrictions and limitations required by TARP. During the TARP period, we may be prohibited or restricted from making many of the payments to which our named executive officers are otherwise entitled to under their respective employment contracts.

Bruce W. Taylor serves as our Chairman and the Chairman of the Board of Directors of the Bank. He also served as a member of our Executive Committee from its formation in September 2008 until its elimination on December 31, 2011. We entered into an employment agreement with Mr. Taylor on September 4, 2008, which became effective on September 29, 2008. Under the employment agreement, Mr. Taylor is eligible to receive an initial annual base salary of $525,200. The agreement provides that Mr. Taylor’s base salary will be reviewed on an annual basis by the Compensation Committee, and may be increased, but not decreased (other than permitted proportionate reductions applicable to all similarly situated senior executives of the Company, but not any reduction during the two-year period commencing upon a “change in control” of the Company (as defined in the employment agreement)), by the Compensation Committee in its sole discretion. Mr. Taylor is also eligible for a performance-based annual cash bonus to be determined in accordance with our annual incentive compensation program.

Mr. Taylor is eligible to participate in our Incentive Plan. Under the employment agreement, Mr. Taylor is also eligible to receive additional benefits and participate in other benefit plans, including our Deferred Compensation Plan, 401(k) and Profit Sharing Plan and health and welfare benefit plans, payment of club dues, automobile expenses and wealth management services.

Mr. Taylor’s employment agreement provides that, in the event that Mr. Taylor’s employment is terminated: (i) by the Company other than due to death, disability or “cause” (as defined in the employment agreement), or (ii) by Mr. Taylor for “good reason” (as defined in the employment agreement), then the Company will pay to Mr. Taylor (A) any accrued but unpaid base salary and benefits up to the date of termination, (B) any accrued but unpaid cash bonus with respect to the Company’s fiscal year prior to the year in which the date of termination occurs, (C) subject to his execution of a release of claims against the Company, an amount equal to his prior year’s bonus multiplied by a fraction, the numerator of which is the number of days lapsed from January 1st through the date of his termination, and the denominator of which is 365, (D) subject to his execution of a release, an amount (payable in installments) equal to one and one-half times the sum of his base salary plus the average of (1) the bonus paid to Mr. Taylor for the year prior to the year in which the date of termination occurs and (2) the greater of (I) the amount described in clause (1) above, and (II) Mr. Taylor’s target bonus for the year in which the termination occurs, and (E) up to 18 months of Company-paid COBRA coverage. In the event Mr. Taylor’s employment is terminated: (i) by Mr. Taylor other than for good reason; or (ii) by the Company for cause, Mr. Taylor will be entitled to receive all previously earned and accrued but unpaid base salary and benefits up to the date of termination.

Mr. Taylor’s employment agreement provides that in the event Mr. Taylor’s employment is terminated due to his death or disability, the Company will pay to Mr. Taylor or his beneficiaries (A) any accrued but unpaid base salary up to the date of termination, (B) any accrued but unpaid cash bonus with respect to the Company’s fiscal year prior to the year in which the date of termination occurs and (C) an amount equal to his prior year’s bonus multiplied by a fraction, the numerator of which is the number of days lapsed from January 1st through the date of his termination, and the denominator of which is 365.

Mr. Taylor’s employment agreement provides that Mr. Taylor will receive additional severance payments if his employment is terminated by the Company other than for cause or due to death or disability, or if his employment is terminated by him for good reason, during a “change in control period” (as defined in the employment agreement). In such circumstance, Mr. Taylor will be entitled to receive (in addition to the payments and benefits he would be entitled to receive pursuant to the preceding paragraph): subject to his provision of a release, an amount equal to one-half times the sum of (i) his base salary on the effective date of the change in control or his base salary immediately prior to the date when the notice of termination was given (whichever rate is greater); and (ii) the average of (A) his prior year’s bonus, and (B) the greatest of (1) his prior year’s bonus, (2) his actual bonus for the year in which his termination occurs, or (3) his bonus at target for the year in which his termination occurs. In such circumstance, Mr. Taylor will also be entitled to continuation of medical benefits for up to 36 months, and the vesting of his Incentive Plan equity awards will be governed by the controlling plan documents. The employment agreement also contains provisions related to circumstances where an excise tax equalization gross-up payment for any severance or other payments may apply; provided, however, that any such payment may not exceed $350,000.

Mr. Taylor’s employment agreement includes provisions with regard to non-solicitation of customers and employees of the Company (during the term of the employment agreement and for one year following the termination of Mr. Taylor’s employment), and ownership of work product, non-disparagement and confidentiality.

Mark A. Hoppe serves as our Chief Executive Officer and President, a member of our Board of Directors, Chief Executive Officer and President of the Bank and a member of the Bank’s Board of Directors. He also served as a member of our Executive Committee from its formation in September 2008 until its elimination on December 31, 2011. We entered into an employment agreement with Mr. Hoppe on January 30, 2008, which became effective on February 4, 2008. Under the employment agreement, Mr. Hoppe was paid an initial annual base salary of $550,000. His base salary is reviewed on annual basis by the Compensation Committee, and may be increased, but not decreased (other than permitted proportionate reductions applicable to all similarly situated senior executive of the Company, but not any reduction during the two-year period commencing upon a “change in control” of the Company (as defined in the employment agreement)), by the Compensation Committee in its sole discretion. Mr. Hoppe is also eligible for a performance-based annual cash bonus to be determined in accordance with our annual incentive compensation program. Under the employment agreement, Mr. Hoppe’s bonus for the 2008 plan year was guaranteed at $300,000 (Mr. Hoppe offered and agreed to reduce the bonus to $233,333).

Mr. Hoppe’s employment agreement further provides that Mr. Hoppe is eligible to participate in the Taylor Capital Group, Inc. Incentive Bonus Long Term Incentive Plan (the “LTIP”). Mr. Hoppe’s annual starting target for awards under the LTIP is approximately 100% of his base salary. The benefits payable under the LTIP will be paid in restricted stock, and such benefits will vest at the rate of 25% per year, subject to any applicable TARP restrictions. Under the employment agreement, Mr. Hoppe is also eligible to receive additional benefits and participate in other benefit plans, including our Deferred Compensation Plan, 401(k) and Profit Sharing Plan and health and welfare benefit plans, payment of club dues, automobile expenses and wealth management services.

Mr. Hoppe’s employment agreement provides that, in the event that Mr. Hoppe’s employment is terminated: (i) by the Company other than due to death, disability or “cause” (as defined in the employment agreement); (ii) by the Company by sending notice not to renew the terms of his employment agreement without cause; or (iii) by Mr. Hoppe for “good reason” (as defined in the employment agreement), then the Company will pay to Mr. Hoppe (A) any accrued but unpaid base salary and benefits up to the date of termination, (B) any accrued but unpaid cash bonus with respect to the Company’s fiscal year prior to the year in which the date of termination occurs, (C) an amount equal to his prior year’s bonus multiplied by a fraction, the numerator of which is the number of days lapsed from January 1st through the date of his termination, and the denominator of which is 365, (D) subject to his execution of a release of claims against the Company, an amount (payable in installments) equal to one and one-half times the sum of his base salary plus the average of (1) the bonus paid to Mr. Hoppe for the year prior to the year in which the date of termination occurs and (2) the greater of (I) the amount described in clause (1) above, and (II) Mr. Hoppe’s bonus at target for the year in which the termination occurs, (E) up to 18 months of Company-paid COBRA coverage, and (F) up to 18 months of outplacement assistance benefits not to exceed $40,000 per year.

Mr. Hoppe’s employment agreement provides that in the event Mr. Hoppe’s employment is terminated due to his death or disability, the Company will pay to Mr. Hoppe or his beneficiaries

(A) any accrued but unpaid base salary up to the date of termination, (B) any accrued but unpaid cash bonus with respect to the Company’s fiscal year prior to the year in which the date of termination occurs and (C) an amount equal to his prior year’s bonus multiplied by a fraction, the numerator of which is the number of days lapsed from January 1st through the date of his termination, and the denominator of which is 365.

Mr. Hoppe’s employment agreement provides that Mr. Hoppe will receive additional severance payments if his employment is terminated by the Company other than for cause or due to his death or disability, if the Company sends notice not to renew the terms of his employment agreement without cause or if his employment is terminated by him for good reason, during the “change in control period” (as defined in the employment agreement). In such circumstance, Mr. Hoppe will be entitled to receive (in addition to the payments and benefits he would be entitled to receive pursuant to the preceding paragraphs): subject to his execution of a release, an amount equal to one and one-half times the sum of (i) his base salary on the effective date of the change in control or his base salary immediately prior to the date when the notice of termination was given (whichever rate is greater); and (ii) the average of (A) his prior year’s bonus, and (B) the greatest of (1) his prior year’s bonus, (2) his actual bonus for the year in which his termination occurs, or (3) his bonus at target for the year in which his termination occurs. In such circumstance, Mr. Hoppe will also be entitled to up to 24 months of outplacement assistance benefits not to exceed $40,000 per year, continuation of benefits for up to 36 months, and the immediate vesting of his LTIP benefits or any outstanding equity awards. The employment agreement also contains provisions related to circumstances where an excise tax equalization gross-up payment for any severance or other payments may apply.

Mr. Hoppe’s employment agreement includes provisions with regard to non-solicitation of customers and employees of the Company (during the term of the employment agreement and for one year following the termination of Mr. Hoppe’s employment), ownership of work product, non-disparagement and confidentiality.

Randall T. Conte serves as our Executive Vice President, Chief Financial Officer and Chief Operating Officer. We extended a written offer of employment to Mr. Conte on October 9, 2008 concerning the terms of his employment which provides that: (i) his initial annualized salary was $250,000 for 2008 and will be reviewed on an annual basis; (ii) he receive a sign-on grant of restricted stock valued at $150,000 that vests 50% on the third anniversary of employment, 25% on the fourth anniversary and 25% on the fifth anniversary; (iii) he is eligible to participate in the Company’s Success Program and Incentive Plan; and (iv) he is eligible to participate in the Company’s Deferred Compensation Plan.

Mr. Conte is covered by our Taylor Capital Group, Inc. and Cole Taylor Bank Executive Severance Plan and the Taylor Capital Group, Inc. Senior Officer Change in Control Severance Plan (see “Severance Arrangements” below for details of these plans).

Michael D. Sharkey serves as our Executive Vice President, Asset-Based Lending. We extended a written offer of employment to Mr. Sharkey on June 16, 2008 concerning the terms of his employment which provides that: (i) his initial annualized salary was $375,000 for 2008 and will be reviewed on an annual basis; (ii) he receive a sign-on grant of restricted stock valued at $300,000 that vests 50% on the third anniversary of employment, 25% on the fourth anniversary and 25% on the fifth anniversary; (iii) he receive a one-time cash inducement bonus of $300,000 repayable should he voluntarily end his employment within one year of date of hire; (iv) he is eligible to participate in the

Company’s Success Program and Incentive Plan; (v) he is eligible to participate in the Company’s Deferred Compensation Plan; and (vi) he is eligible for reimbursement of certain automobile and club dues expenses.

Mr. Sharkey is covered by our Taylor Capital Group, Inc. and Cole Taylor Bank Executive Severance Plan and the Taylor Capital Group, Inc. Senior Officer Change in Control Severance Plan (see “Severance Arrangements” below for details of these plans).

Lawrence G. Ryan serves as our Executive Vice President and Chief Lending Officer. We extended a written offer of employment to Mr. Ryan on March 25, 2008 concerning the terms of his employment which provides that: (i) his initial annualized salary was $350,000 for 2008 and will be reviewed on an annual basis; (ii) he receive a sign-on grant of restricted stock valued at $650,000 that vests 50% on the third anniversary of employment, 25% on the fourth anniversary and 25% on the fifth anniversary; (iii) he receive a one-time cash inducement bonus of $350,000 repayable should he voluntarily end his employment within one year of date of hire; (iv) his cash bonus for the 2008 plan year was guaranteed at $175,000 (Mr. Ryan offered and agreed to reduce the bonus to $108,344); (v) he is eligible to participate in the Company’s Success Program and Incentive Plan; (vi) he is eligible to participate in the Company’s Deferred Compensation Plan; and (vii) he is eligible for reimbursement of certain automobile and club dues expenses.

Mr. Ryan is covered by our Taylor Capital Group, Inc. and Cole Taylor Bank Executive Severance Plan and the Taylor Capital Group, Inc. Senior Officer Change in Control Severance Plan (see “Severance Arrangements” below for details of these plans).

Severance Arrangements

Taylor Capital Group, Inc. and Cole Taylor Bank Executive Severance Plan (the “Executive Severance Plan”)

Senior officers, including our named executive officers (other than Messrs. Taylor and Hoppe, who are covered by individual employment agreements), are eligible for benefits under the Executive Severance Plan. The plan provides that upon termination of employment by the Company for reasons other than for cause and due to (i) elimination of the executive’s position, (ii) a reduction in force, (iii) a facility closing or (iv) an event designated by the Company as a reorganization, and subject to the executive’s execution of a release of claims against the Company, the officer may be entitled to severance payments which may equal up to 12 months of base salary (plus an additional 4 weeks of base salary for officers age 50 or older). Participants may also receive medical benefits, outplacement assistance for a defined period of time following termination and financial planning assistance.

The severance payments described above are subject to the TARP compensation limitations for so long as the U.S. Treasury holds any shares of our Series B Preferred.

Taylor Capital Group, Inc. Senior Officer Change in Control Severance Plan (the “Change in Control Plan”)

Select senior officers, including our named executive officers (other than Messrs. Taylor and Hoppe, who are covered by individual employment agreements), are eligible for benefits under the Change in Control Plan. The Change in Control Plan is designed to mitigate the impact of change-in-control transactions on the performance of key officers and executives.

Severance benefits are paid when within 24 months following a change in control a participant’s employment is terminated: (a) involuntarily for any reason other than cause, death, disability or retirement; or (b) by the participant for good reason. Generally, a change in control means the acquisition of 50% or more of the total fair market value or voting power of the stock of the Company (except by the Taylor family, the Steans family or any group which either the Taylor family or the Steans family is a member), the change in a majority of the members of our Board of Directors under certain circumstances or the sale of more than 50% of the assets of the Company or the relevant subsidiary.

Severance benefits include: (1) payment of up to two times the participant’s annual compensation (base salary and bonus); (2) Company-paid COBRA continuation coverage; and (3) twelve months of outplacement assistance benefits.

The severance benefits described above are subject to the TARP compensation limitations for so long as the U.S. Treasury holds any shares of our Series B Preferred.

Other Change in Control Considerations

Our Taylor Capital Group, Inc. 2011 Incentive Compensation Plan provides that upon a change in control (as defined in the plan) all unvested stock options and restricted stock awards will immediately become vested.

Potential Payments upon Termination of Employment or Change in Control

As discussed under “Overview” in the Compensation Discussion and Analysis, we were subject to TARP compensation limits during 2011, and we will remain subject to these limits until we have fully redeemed the preferred stock we issued to the U.S. Treasury Department pursuant to TARP. Among other things, these limits prohibit us from paying certain amounts or benefits deemed to be “golden parachute payments” to any of the senior executive officers or any of our next five most highly compensated employees. TARP regulations define the term “golden parachute payment” to mean any payment for the departure from the Company for any reason, or any payment due to a change in control of the Company, except for payments for services performed or benefits accrued or benefits payable upon death. A golden parachute payment includes the acceleration of vesting due to the departure or the change in control event, as applicable. A golden parachute payment does not include payments made: (i) pursuant to a qualified pension or retirement plan; (ii) due to the employee’s death or disability; or (iii) severance required to be made pursuant to state statute. TARP compensation limits also generally prohibit us from providing tax “gross-ups” to any of the senior executive officers or any of the next 20 most highly compensated employees.

TARP compensation limits reduce substantially the amounts and benefits the named executive officers would otherwise have been entitled to receive as of December 31, 2011 had their employment been terminated or had a change in control event occurred on that date. The table below reflects the amounts and benefits the named executive officers would have received had their employment been terminated or had a change in control event occurred on December 31, 2011, giving effect to the TARP compensation limits. The table excludes: (i) amounts accrued through December 31, 2011 that would be paid in the normal course of continued employment, such as accrued but unpaid salary and bonus amounts; (ii) vested account balances under our 401(k) and Profit Sharing Plan; (iii) vested account balances under our non-qualified deferred compensation plans, as described under “Nonqualified Deferred Compensation;” and (iv) already vested equity awards.

Termination and Change in Control Scenarios

Executive Benefits and Payments upon Termination	Voluntary Termination ($)	Involuntary Not for Cause Termination ($)	For Cause Termination ($)	Involuntary for Good Reason Termination (Change in Control) ($)	Death ($)	Disability ($)
Mark A. Hoppe
Acceleration of Long-Term Incentives Vesting (1)	—	—	—	398,646	398,646	398,646
Salary Continuation	—	—	—	—	—	—
Post Employment Healthcare Benefits (2)	—	22,716	—	22,716	—	—
Outplacement Services (2)	—	40,000	—	40,000	—	—
Perquisites (2)	—	—	—	25,275	—	—
Total Benefits to be Received	—	62,716	—	486,637	398,646	398,646

Randall T. Conte
Acceleration of Long-Term Incentives Vesting (1)	—	—	—	115,755	115,755	115,755
Salary Continuation	—	—	—	—	—	—
Post Employment Healthcare Benefits (4)(5)	—	22,972	—	22,972	—	—
Outplacement Services (4)(5)	—	30,000	—	30,000	—	—
Financial Planning Assistance (5)	—	2,500	—	—	—	—
Total Benefits to be Received	—	55,472	—	168,727	115,755	115,755

Bruce W. Taylor
Acceleration of Long-Term Incentives Vesting (1)	—	—	—	—	—	—
Salary Continuation (3)	—	—	—	—	433,957	—
Post Employment Healthcare Benefits (3)	—	45,944	—	45,944	—	—
Total Benefits to be Received	—	45,944	—	45,944	433,957	—

Lawrence G. Ryan
Acceleration of Long-Term Incentives Vesting (1)	—	—	—	334,213	334,213	334,213
Salary Continuation	—	—	—	—	—	—
Post Employment Healthcare Benefits (4)(5)	—	8,424	—	8,424	—	—
Outplacement Services (4)(5)	—	30,000	—	30,000	—	—
Financial Planning Assistance (5)	—	2,500	—	—	—	—
Total Benefits to be Received	—	40,924	—	372,637	334,213	334,213

Michael D. Sharkey
Acceleration of Long-Term Incentives Vesting (1)	—	—	—	292,174	292,174	292,174
Salary Continuation	—	—	—	—	—	—
Post Employment Healthcare Benefits (4)(5)	—	—	—	—	—	—
Outplacement Services (4)(5)	—	30,000	—	30,000	—	—
Financial Planning Assistance (5)	—	2,500	—	—	—	—
Total Benefits to be Received	—	32,500	—	322,174	292,174	292,174

(1)	The terms of outstanding stock option and restricted stock awards provide that all unvested awards will vest in full in the event employment is terminated due to death or disability, or in the event employment is involuntarily terminated within 24 months following a change in control or in the event the employee terminates employment following a change in control for “good reason” (as defined in the Change in Control Plan). The value of the stock options is based on the excess, if any, of the closing market price of our common stock on December 30, 2011 ($9.72) and the option exercise price. The value of restricted stock is based on the $9.72 year-end stock price.

(2)	Represents the total salary continuation payments, post-employment healthcare benefits, perquisites and outplacement services payable to Mr. Hoppe pursuant to his employment agreement.

(3)	Represents the total salary continuation payments, post-employment healthcare benefits and death benefits payable to Mr. Taylor pursuant to his employment agreement.

(4)	Represents the approximate cost of salary continuation, continued health benefits and outplacement services provided under the Taylor Capital Group, Inc. Senior Officer Change in Control Severance Plan to Messrs. Conte, Ryan and Sharkey in the event employment is terminated (as defined in the Plan) within two years after a change in control.

(5)	Represents the approximate cost of salary continuation, continued health benefits, outplacement services and financial planning assistance provided under the Cole Taylor Bank Executive Severance Plan to Messrs. Conte, Ryan and Sharkey in the event employment is terminated involuntarily and not for cause (as defined in the Plan).

COMPENSATION COMMITTEE REPORT AND NARRATIVE AND

CERTIFICATION PURSUANT TO TARP

The following Compensation Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis contained above with management and, based on such review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

Narrative and Certification Pursuant to TARP

The Compensation Committee has reviewed and discussed with our senior risk officers certain risk-related aspects of the compensation plans in which our senior executive officers participate, as well as those employee compensation plans in which our senior executive officers do not participate. These reviews were undertaken in a manner reasonably believed by the Compensation Committee to be in accordance with the rules governing our participation in TARP and also with respect to the July 2010 Interagency Guidance on Sound Incentive Compensation Policies issued by the bank regulatory agencies. Following is a narrative description of such reviews:

The Compensation Committee met with our senior risk officers twice during 2011 and once in early 2012 to review and discuss risks and other matters associated with our plans. During these meetings, our senior risk officers presented detailed information gathered by them with respect to our plans. This information included a matrix identifying the potential risks that could arise under those plans, key elements mitigating those risks and an assessment of whether the plans encouraged unnecessary and excessive risk taking, earnings manipulation or behavior focused on short-term results rather than long-term value creation.

As a result of these reviews, the Compensation Committee has determined that the Company’s compensation programs and practices employ adequate features that balance appropriate risk taking with risk mitigation strategies. The primary factors resulting in these conclusions were:

•	compensation practices are intended to provide market-responsive, total direct compensation opportunities that include equity-based incentives that align employee interests with stockholders;

•	compensation is targeted at the median percentile paid by competitors for positions of similar responsibility, a strategy we believe is neither overly aggressive nor conservative;

•	incentive plans are reasonably designed to not incentivize risk-taking in excess of the risks inherent in the Company’s business;

•	equity-based compensation is used to foster a long-term focus;

•

we have the combination of active management, Compensation Committee and Board oversight and culture, internal controls, systems and processes reasonably necessary for identifying, managing and mitigating risks; and

•	we ensure departmental segregation of the oversight function, including calculation and validation of payments.

Based upon the foregoing, the Compensation Committee certifies that:

(1)	The Compensation Committee has reviewed with the Company’s senior risk officers the senior executive officers compensation plans and has made all reasonable efforts to ensure that these plans do not encourage the senior executive officers to take unnecessary and excessive risks that threaten the value of the Company;

(2)	The Compensation Committee has reviewed with the Company’s senior risk officers the employee compensation plans and has made all reasonable efforts to limit any unnecessary risks these plans pose to the Company; and

(3)	The Compensation Committee has reviewed the employee compensation plans to eliminate any features of these plans that would encourage the manipulation of reported earnings of the Company to enhance the compensation of any employee.

Submitted by the Compensation Committee of the Company’s Board of Directors:

Melvin E. Pearl, Chairperson

M. Hill Hammock

Louise O’Sullivan

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During 2011, the members of the Compensation Committee were Melvin E. Pearl, M. Hill Hammock, and Louise O’Sullivan. None of these individuals was an officer or employee of the Company in 2011, and none of these individuals is a former officer or employee of the organization. In addition: (i) no executive officer of the Company served on the compensation committee of another entity, one of whose executive officers served on the Company’s Compensation Committee: (ii) no executive officer of the Company served as a director of another entity, one of which whose executive officers served on the Company’s Compensation Committee; and (iii) no executive officer of the Company served on the compensation committee of another entity, one of whose executive officers serves as a director of the Company.

PROPOSAL 2:

NON-BINDING ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

The Board of Directors believes that our compensation policies and practices reflect our pay-for-performance culture and are strongly aligned with the long-term interests of our stockholders. Our compensation program for executive officers and key employees is administered under the direction of the Compensation Committee. The Compensation Committee’s primary responsibilities include reviewing and making recommendations to our Board of Directors with respect to our compensation program and overseeing the administration of our employee benefit plans. The Compensation Committee reviews and approves the compensation of Bruce W. Taylor, our Chairman, and Mark A. Hoppe, our Chief Executive Officer, and considers the compensation recommendations of Mr. Taylor and Mr. Hoppe in making compensation decisions relative to other executive officers. Our Human Resources Department collects all relevant and historical compensation information, and works at the direction of the Compensation Committee in putting forth preliminary recommendations regarding compensation levels for our executive officers.

The primary objectives of the Compensation Committee with respect to our executive compensation program are to: (1) attract, motivate and retain individuals who will contribute to our success; (2) align the interests of our executives with the long-term interest of our stockholders through award opportunities that can result in the ownership of our common stock; and (3) motivate behavior to attain our vision.

The American Recovery and Reinvestment Act of 2009 requires that any proxy or consent for an annual stockholder meeting, or a special meeting in lieu of such annual meeting, of a TARP recipient, such as the Company, allow its stockholders to vote on whether they approve of the compensation provided to the TARP recipient’s executives (commonly referred to as a “say-on-pay” vote).

Accordingly, the following advisory resolution is included for your consideration and approval:

“RESOLVED, that the compensation paid to the Company’s named executive officers in 2011, as disclosed in the section captioned “Compensation Discussion and Analysis” and the compensation tables and related information disclosed in the proxy statement for its 2012 Annual Meeting of Stockholders, is hereby APPROVED.”

Because the vote is advisory, it will not be binding upon the Board of Directors or the Compensation Committee, overrule any decision made by the Board of Directors or the Compensation Committee, or create or imply any additional fiduciary duty by the Board of Directors or the Compensation Committee. The Compensation Committee will, however, take into account the outcome of the vote when considering future executive compensation arrangements.

Our Board of Directors recommends that you vote FOR the approval of the compensation of our executive officers described in this proxy statement.

PROPOSAL 3:

APPROVAL OF THE AMENDMENT AND RESTATEMENT OF

OUR CERTIFICATE OF INCORPORATION

General

Our Board of Directors, after careful consideration, has approved and adopted, and recommends that our stockholders approve, this proposal to amend and restate the Company’s Existing Certificate as the New Certificate in order to simplify and normalize its provisions, and to better reflect the Company’s current capital and governance structure, by: (1) retiring several series of the Company’s preferred stock that are no longer outstanding; and (2) removing certain provisions contained in the Existing Certificate relating to the Company’s Executive Committee that no longer have practical effect.

The New Certificate

If the proposed amendment and restatement of our Existing Certificate is approved by our stockholders, the Company’s Existing Certificate will be amended and restated as our New Certificate, in the form attached to this proxy statement as Appendix A (including, unless Proposal 4 is also approved by our stockholders, the language bracketed and presented in bold, italicized text therein). If approved by our stockholders, the New Certificate will become effective upon its filing with the Secretary of State of the State of Delaware, which we expect to occur shortly after the Annual Meeting. If the proposal is not approved by our stockholders, the New Certificate will not be filed with the Secretary of State of the State of Delaware and the Company’s Existing Certificate will remain effective in its current form.

Reasons for, and Effects of, the New Certificate

The Company’s Existing Certificate originally became effective on September 29, 2008, following its approval by our stockholders at a special meeting called for such purpose. The primary purpose of adopting the Existing Certificate was to incorporate into the Company’s governing documents certain provisions necessary to facilitate a significant recapitalization of the Company being undertaken at that time. Since September 29, 2008, we have amended and supplemented the Existing Certificate multiple times and have engaged in a series of capital-raising and restructuring transactions, the cumulative effects of which have resulted in significant changes to the Company’s capital and governance structure.

As a result of the foregoing, the Existing Certificate contains several provisions that no longer have practical effect. Our Board of Directors believes that these provisions complicate the Existing Certificate unnecessarily and potentially create confusion among the Company’s current and prospective stockholders and others with respect to the Company’s current capital and governance structure. Consequently, our Board of Directors believes it is in the best interests of the Company and our stockholders to adopt and file the New Certificate with the Secretary of State of the State of Delaware. A detailed description of the material changes contained in the New Certificate as compared to the Existing Certificate is set forth in the following discussion.

Retirement of Certain Series of Preferred Stock

Since the Existing Certificate became effective on September 29, 2008, the Company has created and issued shares of several additional series of its preferred stock. Following these preferred stock issuances, the Company has engaged in various transactions that have fully retired these series of preferred stock. Specifically, since the Existing Certificate was adopted, the Company has engaged in the following actions with respect to series of its preferred stock that are no longer outstanding:

•

exchanged all outstanding shares of its 8.0% Non-Cumulative Convertible Perpetual Preferred Stock, Series A (the “Series A Preferred”), for shares of its common stock, effective May 13, 2010, such that no shares of Series A Preferred remain outstanding;

•

established a series of preferred stock designated as the 8% Non-Cumulative, Convertible Perpetual Preferred Stock, Series C (the “Series C Preferred”); issued 1,276,480 shares of such Series C Preferred; and subsequently converted all such shares of Series C Preferred into shares of common stock in accordance with their amended terms, effective December 31, 2011, such that no shares of Series C Preferred remain outstanding;

•

established three series of preferred stock respectively designated as (1) the Nonvoting Convertible Preferred Stock, Series D (the “Series D Preferred”), (2) the Non-Voting Convertible Preferred Stock, Series G (the “Series G Preferred”), and (3) the Nonvoting Convertible Preferred Stock (the “Nonvoting Preferred”); issued 405,330 and 877,344 shares of such Series D Preferred and Series G Preferred, respectively; and subsequently exchanged each outstanding share of Series D Preferred and Series G Preferred for one share of Nonvoting Preferred Stock, effective March 29, 2012, such that no shares of Series D Preferred or Series G Preferred remain outstanding; and

•

established a series of preferred stock designated as the 8.0% Non-Cumulative, Non-Voting, Contingent Convertible Preferred Stock, Series F (the “Series F Preferred”); issued 1,000,000 shares of Series F Preferred; and subsequently converted all such shares of such Series F Preferred into shares of common stock and Series G Preferred, effective March 29, 2011, pursuant to their terms, such that no outstanding shares of Series F Preferred remain outstanding.

As a result of the foregoing actions, the Company’s Existing Certificate contains many provisions directly or indirectly pertaining to the Series A Preferred, Series C Preferred, Series D Preferred, Series E Preferred, Series F Preferred and Series G Preferred that no longer have practical effect, because no shares of any such series remain outstanding and no additional shares of such series are expected to be issued. Consequently, our Board of Directors believes it is in the best interests of the Company and our stockholders to adopt the New Certificate, which omits all provisions pertaining to or referencing the Series A Preferred, Series C Preferred, Series D Preferred, Series E Preferred, Series F Preferred and Series G Preferred, and which will have the effect of retiring such series of preferred stock. Our Board of Directors believes these changes will reduce potential confusion among current and prospective stockholders and others concerning the Company’s current capital structure. Shares of each series of preferred stock being retired will revert back to the pool of authorized but unissued shares of preferred stock of the Company having terms that have not yet been designated by our Board of Directors, and therefore may be re-issued with terms established by our Board of Directors in the future.

Removal of References to the Executive Committee

When adopted, the Existing Certificate established an Executive Committee consisting of three members of our Board of Directors, with one member being designated for nomination by Jeffrey W. Taylor, Bruce W. Taylor or certain other members of their extended family (the “Taylor Family”), one member being Harrison I. Steans, Jennifer W. Steans or another member of our Board of Directors designated for nomination by FIC, and one member being our most senior executive officer serving on the Board of Directors and not affiliated with FIC or the Taylor Family. The Executive Committee was established in accordance with Section 141(a) of the DGCL and, along with our Board of Directors, had oversight responsibility with respect to various operational and strategic matters involving the Company and its subsidiaries, such that certain matters required the separate approval of the Executive Committee (in addition to the approval of our Board) in order to be implemented.

Effective December 31, 2011, the Executive Committee was eliminated from our corporate governance structure in accordance with an amendment to the Existing Certificate approved by our stockholders at a special meeting held for such purpose. Consequently, the Existing Certificate contains many provisions directly or indirectly pertaining to the Executive Committee that no longer have effect. Our Board of Directors therefore believes it is in the best interests of the Company and our stockholders to adopt the New Certificate, which omits all provisions pertaining to or referencing the Executive Committee. Our Board of Directors believes these changes will reduce potential confusion among current and prospective stockholders and others concerning the Company’s current governance structure.

Please note that this discussion of Proposal 3 is a summary of the material terms of the New Certificate, and is qualified in its entirety by reference to that document, a copy which is attached as Appendix A to this proxy statement and which is incorporated by reference herein. This summary may not contain all of the information that is important to you. We encourage you to read Appendix A in its entirety.

Stockholder Vote Necessary to Approve the New Certificate

In accordance with the Existing Certificate and the DGCL, approval of the New Certificate requires the affirmative vote of holders of a majority of the shares of common stock outstanding on the Record Date. Abstentions and broker non-votes with respect to this proposal will have the same legal effect as a vote “AGAINST” this matter.

Board Recommendation

The Board of Directors recommends that you vote “FOR” the adoption of the New Certificate.

PROPOSAL 4:

APPROVAL OF THE REMOVAL OF CERTAIN HEIGHTENED VOTING STANDARDS FROM OUR CERTIFICATE OF INCORPORATION

General

Our Board of Directors, after careful consideration, has approved and adopted, and recommends that our stockholders approve this proposal to further amend the Company’s Existing Certificate by removing from the end of Paragraph A of Article SEVENTH of the Existing Certificate a provision requiring the approval of holders of at least 85% of the outstanding shares of common stock to amend certain provisions of the Company’s by-laws (the “Heightened Voting Standard”). Assuming our stockholders approve the amendment and restatement of the Existing Certificate under Proposal 3 above, this Proposal 4 contemplates the approval of the removal of the Heightened Voting Standard from Article SEVENTH of the Existing Certificate in addition to the other changes included in Proposal 3 (such removal, the “By-law Voting Standard Amendment”).

Under the DGCL, the approval of the holders of 85% of the shares of common stock outstanding on the Record Date is required in order to approve the By-law Voting Standard Amendment. Because this voting standard differs from that required to approve the New Certificate, our Board of Directors has determined it is in the best interests of the Company and our stockholders to provide our stockholders with the opportunity to consider the By-law Voting Standard Amendment in a separate proposal, independent from the proposal to approve the New Certificate.

The By-law Voting Standard Amendment

If the New Certificate and the By-law Voting Standard Amendment are both approved by our stockholders, the Company’s Existing Certificate will be amended and restated as the New Certificate as described in Proposal 3 and will also remove the Heightened Voting Standard from Article SEVENTH thereof (the language pertaining to which is bracketed and presented in bold, italicized text in Appendix A). If the New Certificate is approved by our stockholders but the By-law Voting Standard Amendment is not, the Company’s Existing Certificate will be amended and restated as the New Certificate and will retain the Heightened Voting Standard in Article SEVENTH thereof. In either of the foregoing instances, the New Certificate will become effective upon its filing with the Secretary of State of the State of Delaware, which we expect to occur shortly after obtaining stockholder approval of the relevant proposal(s) at the Annual Meeting.

If neither the amendment and restatement of our Existing Certificate under Proposal 3 nor the By-law Voting Standard Amendment under this Proposal 4 is approved by our stockholders (or, in the event that the By-law Voting Standard Amendment is approved by our stockholders and the amendment and restatement of our Existing Certificate is not), the New Certificate will not be filed with the Secretary of State of the State of Delaware and the Existing Certificate will remain effective in its current form.

Reasons for, and effects of, the By-law Voting Standard Amendment

Article SEVENTH of the Existing Certificate currently requires that any amendment to the last two paragraphs of Section 2.9 of the Company’s by-laws be approved by the holders of at least 85% of the outstanding shares of common stock. As described in greater detail under Proposal 6 below, this Heightened Voting Standard was originally intended to protect certain director nomination rights granted to FIC and the Taylor Family at the time the Existing By-laws were adopted; however, these rights have subsequently either lapsed (in the case of FIC) or have been waived (in the case of the Taylor Family). Consequently, the protections provided by Article SEVENTH are unnecessary and no longer have practical effect. Our Board of Directors believes that the continued inclusion of these ineffective provisions in the New Certificate would result in unnecessary complexity and potentially create confusion among the Company’s current and prospective stockholders and others regarding our current governance structure. Our Board of Directors therefore believes it is in the best interests of the Company and our stockholders to adopt the By-law Voting Standard Amendment so that the Heightened Voting Standard may be removed from Article SEVENTH of the New Certificate, thereby providing improved clarity to current and potential stockholders.

Please note that this discussion of Proposal 4 is a summary of the material terms of the By-law Voting Standard Amendment, and is qualified in its entirety by reference to the provision in Article SEVENTH of the New Certificate to be affected by the By-law Voting Standard Amendment, which is bracketed and presented in bold, italicized text in Appendix A to this proxy statement and is incorporated by reference herein. This summary may not contain all of the information that is important to you. We encourage you to read Appendix A in its entirety.

Stockholder Vote Necessary to Approve the By-law Voting Standard Amendment

Pursuant to the DGCL, whenever a provision of a corporation’s certificate of incorporation requires that a voting standard higher than that provided for under the DGCL be obtained in order to approve a corporate action, such provision itself cannot be altered, amended or repealed unless stockholder approval of such alteration, amendment or repeal is obtained using the same heightened voting requirement. Consequently, because Article SEVENTH of the Existing Certificate requires that the holders of at least 85% of the outstanding shares of common stock approve any amendment to certain provisions of our by-laws, approval of the By-law Voting Standard Amendment also requires the affirmative vote of holders of at least 85% of the shares of common stock outstanding on the Record Date. Abstentions and broker non-votes with respect to this proposal will have the same legal effect as a vote “AGAINST” this matter.

Board Recommendation

The Board of Directors recommends that you vote “FOR” the adoption of the By-law Voting Standard Amendment.

PROPOSAL 5:

APPROVAL OF THE AMENDMENT AND RESTATEMENT OF OUR BY-LAWS

General

Under Article SEVENTH of the Existing Certificate, stockholder approval is required in order to amend certain provisions of our Existing By-laws. Our Board of Directors, after careful consideration, has approved and adopted, and recommends that our stockholders approve, this proposal to amend and restate the Existing By-laws in order to better reflect the Company’s current governance structure by removing certain provisions contained in the Existing By-laws relating to the Company’s Executive Committee that no longer have practical effect.

The New By-laws

If the proposed amendment and restatement of our Existing By-laws is approved by our stockholders, the Company’s Existing By-laws will be amended and restated as our Fourth Amended and Restated By-laws (the “New By-laws”), in the form provided in Appendix B (including, unless Proposal 6 is approved by our stockholders, the language bracketed and presented in bold, italicized text therein), effective immediately following the Annual Meeting. If the proposal is not approved by our stockholders, the New By-laws will not be adopted and the Company’s Existing By-laws will remain in effect in their current form.

Reasons for, and Effects of, the New By-laws

The Existing By-laws were originally adopted on September 29, 2008, to, among other things, incorporate certain provisions necessary to conform to the Existing Certificate and to facilitate a significant recapitalization of the Company being undertaken at that time. As such, when adopted, the Existing By-laws included several provisions to accommodate the establishment of the Company’s Executive Committee, including, but not limited to, provisions: (1) requiring that the unanimous approval of the Executive Committee be required in order for the Board of Directors to amend the Existing By-laws to decrease the size of the Board to fewer than 11 members or increase the size of the Board to greater than 13 members; and (ii) specifying the Executive Committee’s authority to approve certain officer appointments. As noted in the preceding proposals, since September 29, 2008, we have amended and supplemented the Existing Certificate multiple times and engaged in a series of capital-raising and restructuring transactions, the cumulative effects of which have resulted in significant changes to the Company’s capital and governance structure, including the elimination of the Executive Committee from our corporate governance structure, effective December 31, 2011.

As a result of the foregoing, the Existing By-laws contain several provisions pertaining to the Executive Committee, including, but not limited to those noted above, that no longer have practical effect. Our Board of Directors believes that these provisions make the Existing By-laws unnecessarily complex and potentially create confusion among the Company’s current and prospective stockholders and others with respect to the Company’s current governance structure. Consequently, our Board of Directors believes it is in the best interests of the Company and our stockholders to adopt the New By-laws, which better reflect the Company’s current governance structure by omitting those provisions contained in the Existing By-laws that pertained to or referenced the Executive Committee. Our Board of Directors believes that the effect of adopting the New By-laws will be to provide the Company’s current and prospective stockholders with improved clarity as to the Company’s current governance structure.

Please note that this discussion of Proposal 5 is a summary of the material terms of the New By-laws, and is qualified in its entirety by reference to that document, a copy which is attached as Appendix B to this proxy statement and which is incorporated by reference herein. This summary may not contain all of the information that is important to you. We encourage you to read Appendix B in its entirety.

Stockholder Vote Necessary to Approve the New By-laws

In accordance with Article SEVENTH of the Existing Certificate, approval of the New By-laws requires the affirmative vote of holders of a majority of the shares of common stock outstanding on the Record Date. Abstentions and broker non-votes with respect to this proposal will have the same legal effect as a vote “AGAINST” this matter.

Board Recommendation

The Board of Directors recommends that you vote “FOR” the adoption of the New By-laws.

PROPOSAL 6:

APPROVAL OF THE REMOVAL OF CERTAIN SPECIAL NOMINATING RIGHTS

FROM OUR BY-LAWS

General

Our Board of Directors, after careful consideration, has approved and adopted, and recommends that our stockholders approve this proposal to further amend the Company’s Existing By-laws by removing from the Existing By-laws the provisions granting the Taylor Family and FIC conditional rights to nominate a certain number of directors to our Board of Directors that no longer have practical effect. Assuming our stockholders approve the amendment and restatement of our Existing By-laws under Proposal 5 above, this Proposal 6 contemplates the approval of the removal of these Special Nominating Rights from the Existing By-laws in addition to the other changes included in Proposal 5 (such removal, the “Special Nominating Rights Amendment”).

Under Article SEVENTH of the Existing Certificate, the approval of holders of 85% of the shares of common stock outstanding on the Record Date is required in order to approve the Special Nominating Rights Amendment. Because this voting standard differs from that required to approve the New By-laws, our Board of Directors has determined it is in the best interests of the Company and our stockholders to provide our stockholders with the opportunity to consider the Special Nominating Rights Amendment in a separate proposal, independent from the proposal to approve the New By-laws.

The Special Nominating Rights Amendment

If the New By-laws and the Special Nominating Rights Amendment are both approved by our stockholders, the Company’s Existing By-laws will be amended and restated as the New By-laws as described in Proposal 5 and will also remove the Special Nominating Rights from Section 2.9 thereof (the language pertaining to which is bracketed and presented in bold, italicized text in Appendix B). If the New By-laws are approved by our stockholders but the Special Nominating Rights Amendment is not, the Company’s Existing By-laws will be amended and restated as the New By-laws, and will retain the Special Nominating Rights in Section 2.9 thereof. In either of the foregoing instances, the New By-laws will become effective immediately following the Annual Meeting.

If neither the amendment and restatement of our Existing By-laws under Proposal 5 nor the Special Nominating Rights Amendment under this Proposal 6 is approved by our stockholders (or, in the event that the Special Nominating Rights Amendment is approved by our stockholders and the New By-laws are not), the New By-laws will not be implemented and the Existing By-laws will remain effective in their current form.

Reasons for, and Effects of, the Special Nominating Rights Amendment

When adopted, Section 2.9 of the Existing By-laws provided for the Special Nominating Rights, specifically granting: (1) FIC the right to nominate two directors to our Board of Directors until the first date on which both (a) fewer than 800,000 shares of Series A Preferred were issued and outstanding, and (b) the outstanding shares of Series A Preferred represented less than 10% of the total combined voting power of all outstanding shares of all classes of capital stock entitled to vote on matters presented to a vote of our stockholders generally (the “FIC Nominating Rights”); and (2) the Taylor Family the right to nominate two directors to our Board of Directors so long as the family beneficially owns in the aggregate 15% or more, and the right to nominate one additional director so long as the family beneficially owns in the aggregate 25% or more, of the total voting power of the outstanding stock entitled to vote generally in the election of our directors (the “Taylor Family Nominating Rights”).

On April 3, 2012, the Taylor Family entered into an agreement (the “Waiver Agreement”) with the Company whereby the Taylor Family agreed to waive the Taylor Family Nominating Rights in exchange for the Company’s waiver of certain of its rights provided under a Share Restriction Agreement, dated November 30, 1998, between the Company and certain members of the Taylor Family, as amended (the “Share Restriction Agreement”). Specifically, the Share Restriction Agreement provided for restrictions on the transfer of any equity securities of the Company held by those members of the Taylor Family party to the agreement, such that if any party received an offer to purchase his, her or its equity securities of the Company meeting certain conditions (a “Bona Fide Offer”), such party was required to first offer to sell the securities to the other parties to the agreement, and if such other parties did not exercise their options to purchase the securities, the Company had the option, for a period of 15 days, to elect to purchase such securities proposed to be sold, at the same price and on the same terms as contained in the Bona Fide Offer (such option, the “Company Option”). In early 2012, the Taylor Family requested that the Company take action to relinquish its rights to the Company Option. Following the review and recommendation of the Audit and Risk Committee of the Company, our Board of Directors agreed to take such action in exchange for the Taylor Family entering into the Waiver Agreement, pursuant to which the Taylor Family agreed to waive the Taylor Family Nominating Rights, and any other contractual rights that may exist granting them structural rights with respect to the governance of the Company, and to permit the Company to seek the removal of the Taylor Family Nominating Rights from Section 2.9 of the Existing By-laws. Moreover, the Waiver Agreement obligates the members of the Taylor Family to vote their shares of common stock in favor of Proposals 3, 4, 5 and 6 set forth in this proxy statement.

As a result of the foregoing, the Taylor Family Nominating Rights in Section 2.9 of the Existing By-laws no longer have practical effect and the Company is expressly permitted to seek their removal from the Existing By-laws. Additionally, as described in Proposal 3 above, because there are no shares of Series A Preferred currently outstanding, the provisions granting the FIC Nominating Rights are also without practical effect. Our Board of Directors believes that the inclusion of these ineffective provisions in the New By-laws would result in unnecessary complexity and potentially create confusion among the Company’s current and prospective stockholders and others. Thus, our Board of Directors believes it is in the best interests of the Company and our stockholders to exercise the Company’s rights under the Waiver Agreement and adopt the Special Nominating Rights Amendment so that the Special Nominating Rights may be removed from Section 2.9 of the Existing By-laws, thereby providing improved clarity to current and potential stockholders.

Please note that this discussion of Proposal 6 is a summary of the material terms of the Special Nominating Rights Amendment, and is qualified in its entirety by reference to the provisions in Section 2.9 of the New By-laws to be affected by the Special Nominating Rights Amendment, which is bracketed and presented in bold, italicized text in Appendix B to this proxy statement and is incorporated by reference herein. This summary may not contain all of the information that is important to you. We encourage you to read Appendix B in its entirety.

Stockholder Vote Necessary to Approve the Special Nominating Rights Amendment

Pursuant to Article SEVENTH of the Existing Certificate, approval of the Special Nominating Rights Amendment requires the affirmative vote of holders of at least 85% of the shares of common stock outstanding on the Record Date. Abstentions and broker non-votes with respect to this proposal will have the same legal effect as a vote “AGAINST” this matter.

Board Recommendation

The Board of Directors recommends that you vote “FOR” the adoption of the Special Nominating Rights Amendment.

ANTI-TAKEOVER EFFECTS

If approved at the annual meeting, the New Certificate and the New By-laws will retain certain provisions contained in the Existing Certificate and the Existing By-laws, respectively, that may have the effect of discouraging, delaying or preventing a change in control of, or an unsolicited proposal to acquire, the Company that a stockholder might consider favorable, including a proposal that might result in the payment of a premium over the market price for the shares of common stock held by our stockholders (such provisions, the “Anti-Takeover Provisions”). Such Anti-Takeover Provisions are summarized in the paragraphs below. Please note, however, that unless otherwise indicated, the Company is currently subject to each of the Anti-Takeover Provisions described, and the adoption of, or failure to adopt, either or both of the New Certificate and the New By-laws at the annual meeting will not affect such provisions.

The New Certificate

Authorized but Unissued Shares of Capital Stock

Although the New Certificate, if adopted, will not increase the number of shares of capital stock authorized to be issued by the Company, the number of shares authorized pursuant to the New Certificate would continue to exceed the number of shares that have been issued. The authorized but unissued shares of capital stock under the New Certificate could (within the limits imposed by applicable law and the rules of The NASDAQ Stock Market) be issued in one or more transactions that could make a change of control of the Company more difficult, and therefore more unlikely. Further, the retirement of the Series A Preferred, Series C Preferred, Series D Preferred, Series E Preferred, Series F Preferred, and Series G Preferred will make available for issuance by the Company a greater number of shares of preferred stock having terms that have not yet been designated by our Board of Directors. A future issuance of the authorized but unissued shares of the Company’s capital stock could be used to discourage persons from attempting to gain control of the Company by diluting the voting power of shares then outstanding or increasing the voting power of persons who would support our Board of Directors in a potential takeover situation, including by preventing or delaying a proposed business combination that is opposed by our Board of Directors although perceived to be desirable by some stockholders.

The New By-laws

Limitations on Right to Call Special Meetings; No Action by Written Consent; Stockholder Proposal Notice Requirements

If adopted, the New By-laws will retain certain provisions contained in the Existing By-laws providing that special meetings of our stockholders may only be called by our President, our Chairman of the Board of Directors, or a majority of our Board of Directors. Our stockholders would continue to be entitled to request that our Board of Directors convene a special meeting of stockholders only upon the written request to the Board of Directors by the holders of at least 35% of the total voting power of the outstanding stock entitled to vote generally in the election of the members of our Board of Directors. Further, our stockholders would continue to be unable to take action by written consent, and therefore could only take action at stockholder meetings. Additionally, the New By-laws would continue to require that stockholder proposals meet certain advance notice and minimum information requirements. These provisions could have the effect of delaying until the next annual stockholders meeting stockholder actions that are favored by the holders of a majority of our outstanding voting securities. These provisions could also discourage a third party from making a tender offer for the Company’s common stock, because even if it acquired a majority of the outstanding Company’s common stock, it would only be able to take action as a stockholder, such as electing new directors or approving a merger, at a duly called stockholders meeting and not by written consent.

Delaware Law

As we have not elected to opt out of the applicability of Section 203 of the DGCL in either the Existing Certificate or the proposed New Certificate, the Company is currently governed by Section 203 of the DGCL. Under Section 203 of the DGCL, subject to certain exceptions, the Company is prohibited from engaging in any business combination with any “interested stockholder” (as defined in Section 203) for a period of three years following the time that the stockholder became an interested stockholder. The provisions of Section 203 may encourage companies interested in acquiring the Company to negotiate in advance with our Board of Directors. These provisions may make it more difficult to accomplish transactions that stockholders may otherwise deem to be in their best interests.

CERTAIN TRANSACTIONS WITH MANAGEMENT AND OTHERS

Our Board of Directors recognizes that transactions or other arrangements between us and any of our directors or executive officers may present potential or actual conflicts of interest. Nevertheless, our Board recognizes that there are circumstances where such transactions or other arrangements may be in, or not inconsistent with, our best interests. Accordingly, our Board of Directors has adopted a formal written policy that requires any proposed transaction, arrangement or relationship in which we and any related person (i.e., directors, executive officers, nominees for such positions, stockholders owning more than 5% of any class of our voting securities, immediate family members of one or more of the foregoing and any entity in which any one or more of the foregoing is employed, is a general partner or principal or beneficially owns, in the aggregate with all other related persons, at least 10% of such entity’s equity interests) are participants and the amount involved exceeds $120,000 to be submitted to our Audit and Risk Committee for review, consideration and approval. Any proposed transaction in which the amount involved is $120,000 or less may be approved by our Chief Financial Officer under the policy.

The policy provides for periodic monitoring of pending and ongoing transactions with related parties. In approving or rejecting the proposed transaction, our Audit and Risk Committee or Chief Financial Officer, as applicable, will consider the relevant facts and circumstances available, including: (1) the impact, if any, on a director’s independence in the event the related person is a director; (2) the material terms of the proposed transaction, including the proposed aggregate value of the transaction; (3) the benefits to us; (4) the availability of other sources for comparable services or products (if applicable); and (5) an assessment of whether the proposed transaction is on terms that are comparable to the terms available to an unrelated third party or to our employees generally. Our Audit and Risk Committee or Chief Financial Officer, as applicable, will approve only those transactions that, in light of known circumstances, are consistent with our and our stockholders’ best interests and comply in all material respects with applicable legal and regulatory requirements. The policy supplements our procedures and policies with respect to compliance with Regulation O.

Management Loans and Transactions

Certain of our directors and officers, members of their immediate families, and firms and corporations with which they are associated, were customers of and have had transactions with the Bank, including borrowings and investments in certificates of deposit, among other deposit products. Our management believes that all such loans have been, and will continue to be, made in the ordinary course of business of the Bank on substantially the same terms, including interest rates and collateral required, as those prevailing at the time for comparable loans with persons not related to the Bank, and do not involve more than the normal risk of collectibility or present other unfavorable features. Any loans to our directors and executive officers, in addition to complying with Section 402 of the Sarbanes-Oxley Act and Federal Reserve Regulation O, are subject to the approval of our Audit and Risk Committee.

Related Party Transactions

During 2011 the Company paid to FIC a management fee in the amount of $130,393 for certain management, advisory and consulting services provided to the Company by FIC. Jennifer W. Steans and Harrison I. Steans, both of whom serve on our Board of Directors, serve as the President and Chairman of the Executive Committee of FIC, respectively. The engagement of FIC to provide the services described above was reviewed and approved by our Audit and Risk Committee, which also monitored the level of services provided by FIC on a quarterly basis. Apart from the approval and monitoring process involving our Audit and Risk Committee, FIC was retained in the ordinary course of business and the Company believes that such services are provided by FIC on terms no less favorable to the Company than those that would have been realized in transactions with unaffiliated entities or individuals.

AUDIT AND RISK COMMITTEE REPORT

The Audit and Risk Committee was appointed by the Board of Directors to assist it in: (1) overseeing the quality and integrity of the Company’s financial reports, financial reporting processes and internal control system; (2) overseeing the performance and independence of the Company’s independent registered public accounting firm; (3) the coordination of risk oversight activities between the Board of Directors and its standing committees; and (4) the transaction of related matters. The Audit and Risk Committee operates under a written charter adopted by the Board of Directors, which is available on the Company’s website at www.taylorcapitalgroup.com under the caption “Governance Documents.” Our Board of Directors has determined, in its business judgment, that all of the members of the Audit and Risk Committee meet the independence standards for audit committee members, as set forth in the Sarbanes-Oxley Act of 2002, and the corporate governance listing requirements applicable to companies whose securities are listed on The Nasdaq Global Select Market.

Management is responsible for the Company’s financial reporting process, including its system of internal control and disclosure controls and procedures, and for the preparation of the Company’s consolidated financial statements in accordance with generally accepted accounting principles. The Company’s independent registered public accounting firm, KPMG LLP, is responsible for auditing those consolidated financial statements and expressing an opinion as to whether those consolidated financial statements are free of material misstatement and presented in accordance with generally accepted accounting principles. KPMG LLP is also responsible for auditing the effectiveness of the Company’s internal control over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board. The Audit and Risk Committee’s responsibility is to oversee, monitor and review these processes. In fulfilling these responsibilities, the Audit and Risk Committee has not conducted auditing or accounting reviews or procedures, and has relied on management’s representations that the consolidated financial statements have been prepared with integrity and objectivity and in conformity with generally accepted accounting principles and that management maintained effective internal control over financial reporting. The Audit and Risk Committee has also relied upon KPMG LLP’s reports on the Company’s consolidated financial statements and internal control over financial reporting.

The Audit and Risk Committee meets periodically with the Company’s management, internal auditors and KPMG LLP to discuss the Company’s financial reports, financial reporting processes and internal control system and other related items. The Audit and Risk Committee also has reviewed the Company’s 2011 audited consolidated financial statements and discussed these consolidated financial statements with management, the Company’s internal auditors and KPMG LLP. Our discussions with each of the internal auditors and KPMG LLP included sessions at which management was not present, and, throughout the year, the internal auditors and KPMG LLP have had unrestricted access to the Audit and Risk Committee. The Audit and Risk Committee discussed with KPMG LLP the results of its audit of the Company’s consolidated financial statements and the results of its audit of management’s assessment of internal control over financial reporting. The Audit and Risk Committee also discussed with KPMG LLP the matters required to be discussed by Statement of Auditing Standards No. 61, as modified or supplemented, and KPMG LLP provided the Audit and Risk Committee with the written disclosures and the letter required by the Public Company Accounting Oversight Board. The Audit and Risk Committee discussed with KPMG LLP these materials and the firm’s independence from the Company.

Based on the Audit and Risk Committee’s discussions with, and review of reports from, management, internal auditors and KPMG LLP and its reliance on the representation of management that the Company’s audited consolidated financial statements were prepared in accordance with generally accepted accounting principles, the Audit and Risk Committee recommended to the Board of Directors that the Company’s audited consolidated financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2011, for filing with the SEC.

AUDIT AND RISK COMMITTEE

Shepherd G. Pryor, IV (Chairman)

Ronald Emanuel

M. Hill Hammock

The above report of the Audit and Risk Committee is not deemed to be “soliciting material” or to be “filed” with the SEC or subject to the SEC’s proxy rules or to the liabilities of Section 18 of the Exchange Act, and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing by us under the Securities Act or the Exchange Act.

PRINCIPAL ACCOUNTING FEES AND SERVICES

General

We have invited representatives of our principal accountant, KPMG LLP, to be present at the Annual Meeting, and we expect that they will attend. If present, the representatives from KPMG LLP will be available to respond to appropriate questions from stockholders, if the need arises, and make a statement if the representatives desire to do so. The aggregate fees incurred by us for KPMG LLP’s professional services for the years ended December 31, 2011 and 2010 were as follows:

	For the Year Ended December 31,
	2011	2010
Audit Fees	$716,274	$619,925
Audit-Related Fees	27,500	64,580
Tax Fees	242,031	200,909
All Other Fees	—	—

Total Fees	$985,805	$885,414

Audit Fees and Audit-Related Fees. Audit fees include fees for professional services rendered for the annual audit of the Company’s consolidated financial statements, including the audit of the Company’s internal control over financial reporting, review of the Quarterly Reports on Form 10-Q, and audit or other attest services required by statute or regulation, such as consents, for the years indicated. Further, audit-related fees include the audit of compliance with requirements applicable to U.S. Department of Housing and Urban Development (HUD)-Assisted Programs.

Tax Fees. Tax fees include fees for professional services rendered for tax consulting assistance.

All Other Fees. None.

Pre-Approval Policies and Procedures

All audit, audit-related, tax services and other services to be provided by the independent registered public accounting firm are required to be pre-approved by the Audit and Risk Committee. The Committee may delegate, subject to any rules or limitations it may deem appropriate, to one or more designated members of the Committee, the authority to grant such pre-approvals; provided, however, that the decisions of any member to whom such authority is so delegated to pre-approve an activity shall be presented to the full Committee at its next scheduled meeting.

STOCKHOLDER PROPOSALS

In accordance with Rule 14a-8 promulgated under the Exchange Act, proposals of stockholders intended to be considered for inclusion in our proxy statement for our 2013 Annual Meeting of Stockholders must be received by the Secretary of the Company by December 27, 2012, the date not less than 120 days prior to April 26, 2013 (the first anniversary of the date on which we first mailed our proxy materials for the Annual Meeting). In addition, in accordance with Section 2.9 of our Existing By-Laws, with respect to an annual meeting of stockholders, in order to be timely, a stockholder’s notice of a proposal or director nomination to be considered at the meeting shall be delivered to, or mailed and received by, our Corporate Secretary not more than 90 nor less than 60 days prior to the anniversary of the mailing of the proxy statement for the prior year’s annual meeting (which for purposes of our 2013 Annual Meeting of Stockholders will be between January 26, 2013 and February 25, 2013). If, however, the date of our 2013 Annual Meeting of Stockholders is advanced more than 30 days prior to, or delayed by more than 60 days after, the anniversary of our 2012 Annual Meeting, notice by the stockholder to be timely must be so delivered not later than the close of business on the later of (1) the 90th day prior to such annual meeting, or (2) the 10th day following the day on which public announcement of the date of the 2013 Annual Meeting is first made. Stockholders are urged to read carefully the additional notice requirements for stockholder proposals and director nominations in Section 2.9 of our Third Amended and Restated By-laws. Our form of proxy for the 2013 Annual Meeting of Stockholders will confer discretionary authority upon the persons named as proxies therein to vote on any untimely stockholder proposals, and the proxy statement will advise how the proxies intend to vote on any timely stockholder proposals that are not included in our proxy statement and form of proxy.

COMMUNICATION WITH THE BOARD OF DIRECTORS

Stockholders or other interested parties may communicate with our Board of Directors or any of the directors by sending a letter to Taylor Capital Group, Inc. Board of Directors, c/o the Office of the Corporate Secretary, Taylor Capital Group, Inc., 9550 West Higgins Road, Rosemont, Illinois 60018. The Office of the Corporate Secretary will receive the correspondence and forward it to the director or directors to whom the communication is addressed unless such communications are considered, in the reasonable judgment of the Corporate Secretary, to be improper for submission to the intended recipient(s). Examples of stockholder communications that would be considered improper for submission include, without limitation, customer complaints, solicitations, communications that do not relate directly or indirectly to us or our business, or communications that relate to improper or irrelevant topics. From time to time, our Board of Directors may change the process by means of which stockholders may communicate with the Board or its members.

OTHER MATTERS

We know of no other matters to be presented for action at the Annual Meeting other than those mentioned above. However, if any other matters should properly come before the meeting, it is intended that the persons named in the accompanying proxy card will vote on such matters in accordance with their best judgment.

ADDITIONAL INFORMATION

A copy of the Annual Report to Stockholders for the fiscal year ended December 31, 2011, including our Annual Report on Form 10-K (excluding exhibits but including a list briefly describing all of the exhibits not contained therein), accompanies this proxy statement. Stockholders may obtain a copy of the exhibits to our Annual Report on Form 10-K for the same year by writing to Taylor Capital Group, Inc., Attention: Office of the Corporate Secretary, 9550 West Higgins Road, Rosemont, Illinois 60018. We reserve the right to require payment of a reasonable fee in exchange for furnishing any exhibit, which fee shall be limited to our reasonable expenses incurred in furnishing such exhibit.

Appendix A

FORM OF

FOURTH AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

TAYLOR CAPITAL GROUP, INC.

(Original Certificate of Incorporation filed October 9, 1996;

Second Amended and Restated Certificate of Incorporation filed September 20, 2005;

Third Amended and Restated Certificate of Incorporation filed September 29, 2008)

Taylor Capital Group, Inc., a corporation originally incorporated on October 9, 1996 and organized and existing under, and by virtue of, the General Corporation Law of the State of Delaware, as amended (“DGCL”), does hereby certify that this Fourth Amended and Restated Certificate of Incorporation of the corporation (the “Certificate of Incorporation”) set forth below has been duly adopted in accordance with Sections 242 and 245 of the DGCL.

FIRST: The name of the corporation is Taylor Capital Group, Inc.

SECOND: The corporation’s registered office in the State of Delaware is located at 2711 Centerville Road, Suite 400, in the City of Wilmington 19808, County of New Castle. The name of the corporation’s registered agent at such address is Corporation Service Company.

THIRD: The nature of the business and the objects and purposes to be transacted, promoted and carried on are to engage in any lawful act or activity for which corporations may be organized under the DGCL.

FOURTH: The total number of shares of all classes of stock which the corporation shall have authority to issue is Fifty-Five Million (55,000,000), consisting of (a) Forty-Five Million (45,000,000) shares of common stock, par value $0.01 per share (the “Common Stock”), and (b) Ten Million (10,000,000) shares of preferred stock, par value $0.01 per share (“Preferred Stock”), 104,823 shares of which are designated as Fixed Rate Cumulative Perpetual Preferred Stock, Series B (the “Series B Preferred”), and 1,350,000 of which are designated as Nonvoting Convertible Preferred Stock (the “Nonvoting Preferred”), each with the respective voting powers, preferences, rights, qualifications, limitations and restrictions set forth in Section B.2 below.

The designations, powers, preferences and relative participating, optional or other special rights of the Common Stock and the Preferred Stock, and the qualifications, limitations or restrictions thereof, are as follows:

A.	COMMON STOCK.

1. Voting. Except as otherwise provided by law, on all matters on which the holders of Common Stock shall be entitled to vote, each share of Common Stock shall entitle the holder thereof to one vote per share.

2. Dividends. Subject to the express terms of any series of the Preferred Stock outstanding from time to time, such dividend or distribution as may be determined by the Board of Directors of the corporation may from time to time be declared and paid or made upon the Common Stock out of any source at the time lawfully available for the payment of dividends.

3. Liquidation. The holders of Common Stock shall be entitled to share ratably upon any liquidation, dissolution or winding up of the affairs of the corporation (voluntary or involuntary), all assets of the corporation which are legally available for distribution, if any, remaining after payment of all debts and other liabilities and subject to the prior rights of any holders of Preferred Stock of the preferential amounts, if any, to which they are entitled.

4. Purchases. Subject to any applicable provisions of this Article FOURTH, the corporation may at any time or from time to time purchase or otherwise acquire shares of its Common Stock in any manner now or hereafter permitted by law, publicly or privately, or pursuant to any agreement.

B.	PREFERRED STOCK.

1. Subject to the other provisions of this Certificate of Incorporation, the Board of Directors is expressly authorized to provide for the issue of all or any of the shares of the Preferred Stock in one or more series, and to fix the number of shares and to determine or alter for each such series, such voting rights, designations, powers, preferences and relative, participating, optional or other rights, and such qualifications, limitations, or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issue of such shares as may be permitted by law. Each series shall be so designated as to distinguish the shares thereof from the shares of all other series and classes. The authority of the Board of Directors of the corporation with respect to each series shall include, but not be limited to, the determination or fixing of the following: (i) the designation of such series; (ii) the dividend rate of such series, the conditions and dates upon which such dividends shall be payable, the relation which such dividends shall bear to the dividends payable on any other class or classes of stock or any other series of any class of stock of the corporation, and whether such dividends shall be cumulative or non-cumulative; (iii) whether the shares of such series shall be subject to redemption by the corporation and, if made subject to such redemption, the times, prices and other terms and conditions of such redemption; (iv) the terms and amount of any sinking fund provided for the purchase or redemption of the shares of such series; (v) whether or not the shares of such series shall be convertible into or exchangeable for shares of any other class or classes of any stock or any other series of any class of stock of the corporation, and, if provision is made for conversion or exchange, the times, prices, rates, adjustments, and other terms and conditions of such conversion or exchange; (vi) the extent, if any, to which the holders of shares of such series shall be entitled to vote with respect to the election of directors or otherwise; (vii) the restrictions, if any, on the issue or reissue of any additional shares of such series; and (viii) the rights of the holders of the shares of such series upon the liquidation, dissolution or distribution of assets of the corporation.

2. In accordance with this Article FOURTH, the Board of Directors has designated certain shares of Preferred Stock into: (i) a series with the voting powers, preferences, rights, qualifications, limitations and restrictions with respect to the Series B Preferred of the corporation as set forth in Exhibit A hereto; and (ii) a series with the voting powers, preferences, rights, qualifications, limitations and restrictions with respect to the Nonvoting Preferred of the corporation as set forth in Exhibit B hereto.

C.    ISSUANCE OF STOCK. Subject to any applicable preemptive rights of any series of Preferred Stock as may then be outstanding, shares of capital stock of the corporation may be issued by the corporation from time to time, in accordance with the procedures set forth in the corporation’s By-laws, in such amounts and proportions and for such consideration (not less than the par value thereof in the case of capital stock having par value) as may be fixed and determined from time to time by the Board of Directors and as shall be permitted by law.

FIFTH: The business and affairs of the corporation shall be managed by, or under the direction of, the Board of Directors and all power and authority conferred upon the Board of Directors by the DGCL shall be exercised and performed, in accordance with Section 141(a) thereof, by the Board of Directors of the corporation. Each director shall be elected for a one-year term. At each annual meeting of the corporation’s stockholders, directors will be elected, by the holders of the shares entitled to vote generally in the election of directors, to succeed those directors whose terms are expiring. Except as hereinafter provided, a director shall hold office until the annual meeting of stockholders of the corporation in the year in which his or her term expires and until his or her successor shall be elected and shall qualify, subject, however, to such director’s prior death, resignation, retirement or removal from office. Subject to the terms of any series of Preferred Stock then outstanding, one or more directors may be removed from office, and a new director or directors may be elected to fill the vacancy or vacancies created by such removal, by a vote of stockholders at a duly called meeting of stockholders. Except as required by law or the provisions of this Certificate of Incorporation or the terms of any series of Preferred Stock then outstanding, all vacancies on the Board of Directors and newly-created directorships may be filled by the Board of Directors. Any director elected to fill a vacancy not resulting from an increase in the number of directors shall have the same remaining term as that of his or her predecessor. Notwithstanding the foregoing, whenever the holders of any one or more classes or series of Preferred Stock issued by the corporation shall have the right, voting separately by class or series, to elect one or more directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the terms of this Certificate of Incorporation and any resolutions of the Board of Directors applicable thereto.

SIXTH: Subject to any applicable rights granted to holders of a particular series of Preferred Stock, any action required or permitted to be taken by the stockholders of the corporation shall be effected only at a duly called annual or special meeting of stockholders of the corporation and shall not be effected by consent in writing by the holders of outstanding stock pursuant to Section 228 of the DGCL or any other provisions thereof.

SEVENTH:

A.    Amendment of By-Laws. Except as otherwise provided in this Article SEVENTH, the Board of Directors of the corporation is authorized to adopt, amend or repeal the By-laws of the corporation, subject to applicable law. The affirmative vote of the holders of a majority of the total outstanding voting stock of the corporation, present in person or represented by proxy, at any meeting of stockholders at which a quorum is present shall be required to amend, alter or repeal, or to adopt any provision inconsistent with, Sections 2.3, 2.6, 2.9, 3.2, 4.4, and 8.1(b) of the By-laws of the corporation, as amended, and in effect on the date hereof[; provided that, so long as either of the last two paragraphs of Section 2.9 of the By-laws of the corporation, as amended, and in effect on the date hereof, is and remains operative, then the affirmative vote of the holders of at least 85% of the total outstanding voting stock of the corporation, present in person or represented by proxy, at any meeting of stockholders at which a quorum is present shall be required to amend, alter or repeal, or to adopt any provision inconsistent with each such paragraph].1

B.    Election of Directors. Elections of Directors need not be by written ballot unless the By-laws of the corporation shall so provide.

C.    Meetings of Stockholders. Meetings of stockholders may be held within or without the State of Delaware, as the By-laws of the corporation may provide.

D.    Books of Corporation. The books of the corporation may be kept at such place within or without the State of Delaware as the By-laws of the corporation may provide or as may be designated from time to time by the Board of Directors of the corporation.

EIGHTH: Whenever a compromise or arrangement is proposed between the corporation and its creditors or any class of them and/or between the corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of the corporation or of any

[1]

As described in Proposal 4, if such proposal is approved by the Company’s stockholders, the Fourth Amended and Restated Certificate of Incorporation will not include this bracketed language. If, however, Proposal 4 is not approved by the Company’s stockholders, this bracketed language will remain in the Fourth Amended and Restated Certificate of Incorporation.

creditor or stockholder thereof or on the application of any receiver or receivers appointed for the corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for the corporation under the provisions of Section 279 of Title 8 of the Delaware Code, order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or the stockholders or class of stockholders of the corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of the corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of the corporation, as the case may be, and also on the corporation.

NINTH: No Director of the corporation shall be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a Director, provided that this Article NINTH shall not eliminate or limit the liability of a Director: (i) for any breach of the Director’s duty of loyalty to the corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) under Section 174 of the DGCL (or the corresponding provision of any successor act or law); or (iv) for any transaction from which the Director derived an improper personal benefit. No amendment, alteration or repeal of this Article NINTH shall apply to or have any effect on the rights of any individual referred to in this Article NINTH or with respect to acts or omissions of such individual occurring prior to such amendment, alteration or repeal. If the DGCL is amended after the effective date of this Article to further eliminate or limit, or to authorize further elimination or limitation of, the personal liability of directors for breach of fiduciary duty as a director, then the personal liability of a director to the corporation or its stockholders shall be eliminated or limited to the full extent permitted by the DGCL.

TENTH: The corporation reserves the right to amend or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon a stockholder herein are granted subject to this reservation.

IN WITNESS WHEREOF, the corporation has caused this Certificate of Incorporation to be signed by its Chairman of the Board on                     , 2012.

TAYLOR CAPITAL GROUP, INC.

By:
Bruce W. Taylor
Chairman of the Board
c/o Cole Taylor Bank
9550 West Higgins Road
Rosemont, Illinois 60018

EXHIBIT A

TERMS OF

FIXED RATE CUMULATIVE PERPETUAL PREFERRED STOCK, SERIES B

Part 1. Designation and Number of Shares. There is hereby created out of the authorized and unissued shares of preferred stock of the corporation a series of preferred stock designated as the “Fixed Rate Cumulative Perpetual Preferred Stock, Series B” (the “Designated Preferred Stock”). The authorized number of shares of Designated Preferred Stock shall be 104,823.

Part 2. Standard Provisions. The Standard Provisions contained in Annex A attached hereto are incorporated herein by reference in their entirety and shall be deemed to be a part of this Exhibit A to the same extent as if such provisions had been set forth in full herein.

Part 3. Definitions. As used solely in this Exhibit A to the Fourth Amended and Restated Certificate of Incorporation of the corporation (including the Standard Provisions in Annex A hereto), the following terms shall have the meanings set forth below. Capitalized terms used in this Exhibit A and not otherwise defined herein shall have the meanings given to such terms in the Fourth Amended and Restated Certificate of Incorporation.

(a) “Common Stock” means the common stock, par value $0.01 per share, of the corporation.

(b) “Dividend Payment Date” means February 15, May 15, August 15 and November 15 of each year.

(c) “Junior Stock” means the Common Stock and any other class or series of stock of the corporation the terms of which expressly provide that it ranks junior to Designated Preferred Stock as to dividend rights and/or as to rights on liquidation, dissolution or winding up of the corporation.

(d) “Liquidation Amount” means $1,000 per share of Designated Preferred Stock.

(e) “Minimum Amount” means $26,205,750.

(f) “Parity Stock” means any class or series of stock of the corporation (other than Designated Preferred Stock) the terms of which do not expressly provide that such class or series will rank senior or junior to Designated Preferred Stock as to dividend rights and/or as to rights on liquidation, dissolution or winding up of the corporation (in each case without regard to whether dividends accrue cumulatively or non-cumulatively).

(g) “Signing Date” means the Original Issue Date as defined in Annex A.

Part 4. Certain Voting Matters. Holders of shares of Designated Preferred Stock will be entitled to one vote for each such share on any matter on which holders of Designated Preferred Stock are entitled to vote, including any action by written consent.

ANNEX A

STANDARD PROVISIONS

Section 1. General Matters. Each share of Designated Preferred Stock shall be identical in all respects to every other share of Designated Preferred Stock. The Designated Preferred Stock shall be perpetual, subject to the provisions of Section 5 of these Standard Provisions that form a part of Exhibit A to the Fourth Amended and Restated Certificate of Incorporation of the corporation. The Designated Preferred Stock shall rank equally with Parity Stock and shall rank senior to Junior Stock with respect to the payment of dividends and the distribution of assets in the event of any dissolution, liquidation or winding up of the corporation.

Section 2. Standard Definitions. As used herein with respect to Designated Preferred Stock:

(a) “Applicable Dividend Rate” means (i) during the period from the Original Issue Date to, but excluding, the first day of the first Dividend Period commencing on or after the fifth anniversary of the Original Issue Date, 5% per annum and (ii) from and after the first day of the first Dividend Period commencing on or after the fifth anniversary of the Original Issue Date, 9% per annum.

(b) “Appropriate Federal Banking Agency” means the “appropriate Federal banking agency” with respect to the corporation as defined in Section 3(q) of the Federal Deposit Insurance Act (12 U.S.C. Section 1813(q)), or any successor provision.

(c) “Business Combination” means a merger, consolidation, statutory share exchange or similar transaction that requires the approval of the corporation’s stockholders.

(d) “Business Day” means any day except Saturday, Sunday and any day on which banking institutions in the State of New York generally are authorized or required by law or other governmental actions to close.

(e) “Bylaws” means the bylaws of the corporation, as they may be amended from time to time.

(f) “Certificate of Designations” means Exhibit A to the Fourth Amended and Restated Certificate of Incorporation of the corporation or comparable instrument relating to the Designated Preferred Stock, of which these Standard Provisions form a part, as it may be amended from time to time.

(g) “Charter” means the corporation’s certificate or articles of incorporation, articles of association, or similar organizational document.

(h) “Dividend Period” has the meaning set forth in Section 3(a) hereof.

(i) “Dividend Record Date” has the meaning set forth in Section 3(a) hereof.

(j) “Liquidation Preference” has the meaning set forth in Section 4(a) hereof.

(k) “Original Issue Date” means the date on which shares of Designated Preferred Stock are first issued.

(l) “Preferred Director” has the meaning set forth in Section 7(b) hereof.

(m) “Preferred Stock” means any and all series of preferred stock of the corporation, including the Designated Preferred Stock.

(n) “Qualified Equity Offering” means the sale and issuance for cash by the corporation to persons other than the corporation or any of its subsidiaries after the Original Issue Date of shares of perpetual Preferred Stock,

Common Stock or any combination of such stock, that, in each case, qualify as and may be included in Tier 1 capital of the corporation at the time of issuance under the applicable risk-based capital guidelines of the corporation’s Appropriate Federal Banking Agency (other than any such sales and issuances made pursuant to agreements or arrangements entered into, or pursuant to financing plans which were publicly announced, on or prior to October 13, 2008).

(o) “Share Dilution Amount” has the meaning set forth in Section 3(b) hereof.

(p) “Standard Provisions” mean these Standard Provisions that form a part of the Certificate of Designations relating to the Designated Preferred Stock.

(q) “Successor Preferred Stock” has the meaning set forth in Section 5(a) hereof.

(r) “Voting Parity Stock” means, with regard to any matter as to which the holders of Designated Preferred Stock are entitled to vote as specified in Sections 7(a) and 7(b) of these Standard Provisions that form a part of the Certificate of Designations, any and all series of Parity Stock upon which like voting rights have been conferred and are exercisable with respect to such matter.

Section 3. Dividends.

(a) Rate. Holders of Designated Preferred Stock shall be entitled to receive, on each share of Designated Preferred Stock if, as and when declared by the Board of Directors or any duly authorized committee of the Board of Directors, but only out of assets legally available therefor, cumulative cash dividends with respect to each Dividend Period (as defined below) at a rate per annum equal to the Applicable Dividend Rate on (i) the Liquidation Amount per share of Designated Preferred Stock and (ii) the amount of accrued and unpaid dividends for any prior Dividend Period on such share of Designated Preferred Stock, if any. Such dividends shall begin to accrue and be cumulative from the Original Issue Date, shall compound on each subsequent Dividend Payment Date (i.e., no dividends shall accrue on other dividends unless and until the first Dividend Payment Date for such other dividends has passed without such other dividends having been paid on such date) and shall be payable quarterly in arrears on each Dividend Payment Date, commencing with the first such Dividend Payment Date to occur at least 20 calendar days after the Original Issue Date. In the event that any Dividend Payment Date would otherwise fall on a day that is not a Business Day, the dividend payment due on that date will be postponed to the next day that is a Business Day and no additional dividends will accrue as a result of that postponement. The period from and including any Dividend Payment Date to, but excluding, the next Dividend Payment Date is a “Dividend Period”, provided that the initial Dividend Period shall be the period from and including the Original Issue Date to, but excluding, the next Dividend Payment Date.

Dividends that are payable on Designated Preferred Stock in respect of any Dividend Period shall be computed on the basis of a 360-day year consisting of twelve 30-day months. The amount of dividends payable on Designated Preferred Stock on any date prior to the end of a Dividend Period, and for the initial Dividend Period, shall be computed on the basis of a 360-day year consisting of twelve 30-day months, and actual days elapsed over a 30-day month.

Dividends that are payable on Designated Preferred Stock on any Dividend Payment Date will be payable to holders of record of Designated Preferred Stock as they appear on the stock register of the corporation on the applicable record date, which shall be the 15th calendar day immediately preceding such Dividend Payment Date or such other record date fixed by the Board of Directors or any duly authorized committee of the Board of Directors that is not more than 60 nor less than 10 days prior to such Dividend Payment Date (each, a “Dividend Record Date”). Any such day that is a Dividend Record Date shall be a Dividend Record Date whether or not such day is a Business Day.

Holders of Designated Preferred Stock shall not be entitled to any dividends, whether payable in cash, securities or other property, other than dividends (if any) declared and payable on Designated Preferred Stock as specified in this Section 3 (subject to the other provisions of the Certificate of Designations).

(b) Priority of Dividends. So long as any share of Designated Preferred Stock remains outstanding, no dividend or distribution shall be declared or paid on the Common Stock or any other shares of Junior Stock (other than dividends payable solely in shares of Common Stock) or Parity Stock, subject to the immediately following paragraph in the case of Parity Stock, and no Common Stock, Junior Stock or Parity Stock shall be, directly or indirectly, purchased, redeemed or otherwise acquired for consideration by the corporation or any of its subsidiaries unless all accrued and unpaid dividends for all past Dividend Periods, including the latest completed Dividend Period (including, if applicable as provided in Section 3(a) above, dividends on such amount), on all outstanding shares of Designated Preferred Stock have been or are contemporaneously declared and paid in full (or have been declared and a sum sufficient for the payment thereof has been set aside for the benefit of the holders of shares of Designated Preferred Stock on the applicable record date). The foregoing limitation shall not apply to (i) redemptions, purchases or other acquisitions of shares of Common Stock or other Junior Stock in connection with the administration of any employee benefit plan in the ordinary course of business (including purchases to offset the Share Dilution Amount (as defined below) pursuant to a publicly announced repurchase plan) and consistent with past practice, provided that any purchases to offset the Share Dilution Amount shall in no event exceed the Share Dilution Amount; (ii) purchases or other acquisitions by a broker-dealer subsidiary of the corporation solely for the purpose of market-making, stabilization or customer facilitation transactions in Junior Stock or Parity Stock in the ordinary course of its business; (iii) purchases by a broker-dealer subsidiary of the corporation of capital stock of the corporation for resale pursuant to an offering by the corporation of such capital stock underwritten by such broker-dealer subsidiary; (iv) any dividends or distributions of rights or Junior Stock in connection with a stockholders’ rights plan or any redemption or repurchase of rights pursuant to any stockholders’ rights plan; (v) the acquisition by the corporation or any of its subsidiaries of record ownership in Junior Stock or Parity Stock for the beneficial ownership of any other persons (other than the corporation or any of its subsidiaries), including as trustees or custodians; and (vi) the exchange or conversion of Junior Stock for or into other Junior Stock or of Parity Stock for or into other Parity Stock (with the same or lesser aggregate liquidation amount) or Junior Stock, in each case, solely to the extent required pursuant to binding contractual agreements entered into prior to the Signing Date or any subsequent agreement for the accelerated exercise, settlement or exchange thereof for Common Stock. “Share Dilution Amount” means the increase in the number of diluted shares outstanding (determined in accordance with generally accepted accounting principles in the United States, and as measured from the date of the corporation’s consolidated financial statements most recently filed with the Securities and Exchange Commission prior to the Original Issue Date) resulting from the grant, vesting or exercise of equity-based compensation to employees and equitably adjusted for any stock split, stock dividend, reverse stock split, reclassification or similar transaction.

When dividends are not paid (or declared and a sum sufficient for payment thereof set aside for the benefit of the holders thereof on the applicable record date) on any Dividend Payment Date (or, in the case of Parity Stock having dividend payment dates different from the Dividend Payment Dates, on a dividend payment date falling within a Dividend Period related to such Dividend Payment Date) in full upon Designated Preferred Stock and any shares of Parity Stock, all dividends declared on Designated Preferred Stock and all such Parity Stock and payable on such Dividend Payment Date (or, in the case of Parity Stock having dividend payment dates different from the Dividend Payment Dates, on a dividend payment date falling within the Dividend Period related to such Dividend Payment Date) shall be declared pro rata so that the respective amounts of such dividends declared shall bear the same ratio to each other as all accrued and unpaid dividends per share on the shares of Designated Preferred Stock (including, if applicable as provided in Section 3(a) above, dividends on such amount) and all Parity Stock payable on such Dividend Payment Date (or, in the case of Parity Stock having dividend payment dates different from the Dividend Payment Dates, on a dividend payment date falling within the Dividend Period related to such Dividend Payment Date) (subject to their having been declared by the Board of Directors or a duly authorized committee of the Board of Directors out of legally available funds and including, in the case of Parity Stock that bears cumulative dividends, all accrued but unpaid dividends) bear to each other. If the Board of Directors or a duly authorized committee of the Board of Directors determines not to pay any dividend or a full dividend on a Dividend Payment Date, the corporation will provide written notice to the holders of Designated Preferred Stock prior to such Dividend Payment Date.

Subject to the foregoing, and not otherwise, such dividends (payable in cash, securities or other property) as may be determined by the Board of Directors or any duly authorized committee of the Board of Directors may be declared and paid on any securities, including Common Stock and other Junior Stock, from time to time out of any funds legally available for such payment, and holders of Designated Preferred Stock shall not be entitled to participate in any such dividends.

Section 4. Liquidation Rights.

(a) Voluntary or Involuntary Liquidation. In the event of any liquidation, dissolution or winding up of the affairs of the corporation, whether voluntary or involuntary, holders of Designated Preferred Stock shall be entitled to receive for each share of Designated Preferred Stock, out of the assets of the corporation or proceeds thereof (whether capital or surplus) available for distribution to stockholders of the corporation, subject to the rights of any creditors of the corporation, before any distribution of such assets or proceeds is made to or set aside for the holders of Common Stock and any other stock of the corporation ranking junior to Designated Preferred Stock as to such distribution, payment in full in an amount equal to the sum of (i) the Liquidation Amount per share and (ii) the amount of any accrued and unpaid dividends (including, if applicable as provided in Section 3(a) above, dividends on such amount), whether or not declared, to the date of payment (such amounts collectively, the “Liquidation Preference”).

(b) Partial Payment. If in any distribution described in Section 4(a) above the assets of the corporation or proceeds thereof are not sufficient to pay in full the amounts payable with respect to all outstanding shares of Designated Preferred Stock and the corresponding amounts payable with respect of any other stock of the corporation ranking equally with Designated Preferred Stock as to such distribution, holders of Designated Preferred Stock and the holders of such other stock shall share ratably in any such distribution in proportion to the full respective distributions to which they are entitled.

(c) Residual Distributions. If the Liquidation Preference has been paid in full to all holders of Designated Preferred Stock and the corresponding amounts payable with respect of any other stock of the corporation ranking equally with Designated Preferred Stock as to such distribution has been paid in full, the holders of other stock of the corporation shall be entitled to receive all remaining assets of the corporation (or proceeds thereof) according to their respective rights and preferences.

(d) Merger, Consolidation and Sale of Assets Not Liquidation. For purposes of this Section 4, the merger or consolidation of the corporation with any other corporation or other entity, including a merger or consolidation in which the holders of Designated Preferred Stock receive cash, securities or other property for their shares, or the sale, lease or exchange (for cash, securities or other property) of all or substantially all of the assets of the corporation, shall not constitute a liquidation, dissolution or winding up of the corporation.

Section 5. Redemption.

(a) Optional Redemption. Except as provided below, the Designated Preferred Stock may not be redeemed prior to the first Dividend Payment Date falling on or after the third anniversary of the Original Issue Date. On or after the first Dividend Payment Date falling on or after the third anniversary of the Original Issue Date, the corporation, at its option, subject to the approval of the Appropriate Federal Banking Agency, may redeem, in whole or in part, at any time and from time to time, out of funds legally available therefor, the shares of Designated Preferred Stock at the time outstanding, upon notice given as provided in Section 5(c) below, at a redemption price equal to the sum of (i) the Liquidation Amount per share and (ii) except as otherwise provided below, any accrued and unpaid dividends (including, if applicable as provided in Section 3(a) above, dividends on such amount) (regardless of whether any dividends are actually declared) to, but excluding, the date fixed for redemption.

Notwithstanding the foregoing, prior to the first Dividend Payment Date falling on or after the third anniversary of the Original Issue Date, the corporation, at its option, subject to the approval of the Appropriate Federal Banking Agency, may redeem, in whole or in part, at any time and from time to time, the shares of Designated Preferred Stock at the time outstanding, upon notice given as provided in Section 5(c) below, at a redemption price equal to the sum of (i) the Liquidation Amount per share and (ii) except as otherwise provided below, any accrued and unpaid dividends (including, if applicable as provided in Section 3(a) above, dividends on such amount) (regardless of whether any dividends are actually declared) to, but excluding, the date fixed for redemption; provided that (x) the corporation (or any successor by Business Combination) has received aggregate gross proceeds of not less than the Minimum Amount (plus the “Minimum Amount” as defined in the relevant certificate of designations for each other outstanding series of preferred stock of such successor that was originally issued to the United States Department of the Treasury (the “Successor Preferred Stock”) in connection with the Troubled Asset Relief Program Capital Purchase Program) from one or more Qualified Equity Offerings (including Qualified Equity Offerings of such successor), and (y) the aggregate redemption price of the Designated Preferred Stock (and any Successor Preferred Stock) redeemed pursuant to this paragraph may not exceed the aggregate net cash proceeds received by the corporation (or any successor by Business Combination) from such Qualified Equity Offerings (including Qualified Equity Offerings of such successor).

The redemption price for any shares of Designated Preferred Stock shall be payable on the redemption date to the holder of such shares against surrender of the certificate(s) evidencing such shares to the corporation or its agent. Any declared but unpaid dividends payable on a redemption date that occurs subsequent to the Dividend Record Date for a Dividend Period shall not be paid to the holder entitled to receive the redemption price on the redemption date, but rather shall be paid to the holder of record of the redeemed shares on such Dividend Record Date relating to the Dividend Payment Date as provided in Section 3 above.

(b) No Sinking Fund. The Designated Preferred Stock will not be subject to any mandatory redemption, sinking fund or other similar provisions. Holders of Designated Preferred Stock will have no right to require redemption or repurchase of any shares of Designated Preferred Stock.

(c) Notice of Redemption. Notice of every redemption of shares of Designated Preferred Stock shall be given by first class mail, postage prepaid, addressed to the holders of record of the shares to be redeemed at their respective last addresses appearing on the books of the corporation. Such mailing shall be at least 30 days and not more than 60 days before the date fixed for redemption. Any notice mailed as provided in this Subsection shall be conclusively presumed to have been duly given, whether or not the holder receives such notice, but failure duly to give such notice by mail, or any defect in such notice or in the mailing thereof, to any holder of shares of Designated Preferred Stock designated for redemption shall not affect the validity of the proceedings for the redemption of any other shares of Designated Preferred Stock. Notwithstanding the foregoing, if shares of Designated Preferred Stock are issued in book-entry form through The Depository Trust Corporation or any other similar facility, notice of redemption may be given to the holders of Designated Preferred Stock at such time and in any manner permitted by such facility. Each notice of redemption given to a holder shall state: (1) the redemption date; (2) the number of shares of Designated Preferred Stock to be redeemed and, if less than all the shares held by such holder are to be redeemed, the number of such shares to be redeemed from such holder; (3) the redemption price; and (4) the place or places where certificates for such shares are to be surrendered for payment of the redemption price.

(d) Partial Redemption. In case of any redemption of part of the shares of Designated Preferred Stock at the time outstanding, the shares to be redeemed shall be selected either pro rata or in such other manner as the Board of Directors or a duly authorized committee thereof may determine to be fair and equitable. Subject to the provisions hereof, the Board of Directors or a duly authorized committee thereof shall have full power and authority to prescribe the terms and conditions upon which shares of Designated Preferred Stock shall be redeemed from time to time. If fewer than all the shares represented by any certificate are redeemed, a new certificate shall be issued representing the unredeemed shares without charge to the holder thereof.

(e) Effectiveness of Redemption. If notice of redemption has been duly given and if on or before the redemption date specified in the notice all funds necessary for the redemption have been deposited by the corporation, in trust for the pro rata benefit of the holders of the shares called for redemption, with a bank or trust company doing business in the Borough of Manhattan, The City of New York, and having a capital and surplus of at least $500 million and selected by the Board of Directors, so as to be and continue to be available solely therefor, then, notwithstanding that any certificate for any share so called for redemption has not been surrendered for cancellation, on and after the redemption date dividends shall cease to accrue on all shares so called for redemption, all shares so called for redemption shall no longer be deemed outstanding and all rights with respect to such shares shall forthwith on such redemption date cease and terminate, except only the right of the holders thereof to receive the amount payable on such redemption from such bank or trust company, without interest. Any funds unclaimed at the end of three years from the redemption date shall, to the extent permitted by law, be released to the corporation, after which time the holders of the shares so called for redemption shall look only to the corporation for payment of the redemption price of such shares.

(f) Status of Redeemed Shares. Shares of Designated Preferred Stock that are redeemed, repurchased or otherwise acquired by the corporation shall revert to authorized but unissued shares of Preferred Stock (provided that any such cancelled shares of Designated Preferred Stock may be reissued only as shares of any series of Preferred Stock other than Designated Preferred Stock).

Section 6. Conversion. Holders of Designated Preferred Stock shares shall have no right to exchange or convert such shares into any other securities.

Section 7. Voting Rights.

(a) General. The holders of Designated Preferred Stock shall not have any voting rights except as set forth below or as otherwise from time to time required by law.

(b) Preferred Stock Directors. Whenever, at any time or times, dividends payable on the shares of Designated Preferred Stock have not been paid for an aggregate of six quarterly Dividend Periods or more, whether or not consecutive, the authorized number of directors of the corporation shall automatically be increased by two and the holders of the Designated Preferred Stock shall have the right, with holders of shares of any one or more other classes or series of Voting Parity Stock outstanding at the time, voting together as a class, to elect two directors (hereinafter the “Preferred Directors” and each a “Preferred Director”) to fill such newly created directorships at the corporation’s next annual meeting of stockholders (or at a special meeting called for that purpose prior to such next annual meeting) and at each subsequent annual meeting of stockholders until all accrued and unpaid dividends for all past Dividend Periods, including the latest completed Dividend Period (including, if applicable as provided in Section 3(a) above, dividends on such amount), on all outstanding shares of Designated Preferred Stock have been declared and paid in full at which time such right shall terminate with respect to the Designated Preferred Stock, except as herein or by law expressly provided, subject to revesting in the event of each and every subsequent default of the character above mentioned; provided that it shall be a qualification for election for any Preferred Director that the election of such Preferred Director shall not cause the corporation to violate any corporate governance requirements of any securities exchange or other trading facility on which securities of the corporation may then be listed or traded that listed or traded companies must have a majority of independent directors. Upon any termination of the right of the holders of shares of Designated Preferred Stock and Voting Parity Stock as a class to vote for directors as provided above, the Preferred Directors shall cease to be qualified as directors, the term of office of all Preferred Directors then in office shall terminate immediately and the authorized number of directors shall be reduced by the number of Preferred Directors elected pursuant hereto. Any Preferred Director may be removed at any time, with or without cause, and any vacancy created thereby may be filled, only by the affirmative vote of the holders a majority of the shares of Designated Preferred Stock at the time outstanding voting separately as a class together with the holders of shares of Voting Parity Stock, to the extent the voting rights of such holders described above are then exercisable. If the office of any Preferred Director becomes vacant for any reason other than removal from office as aforesaid, the remaining Preferred Director may choose a successor who shall hold office for the unexpired term in respect of which such vacancy occurred.

(c) Class Voting Rights as to Particular Matters. So long as any shares of Designated Preferred Stock are outstanding, in addition to any other vote or consent of stockholders required by law or by the Charter, the vote or consent of the holders of at least 66 2/3% of the shares of Designated Preferred Stock at the time outstanding, voting as a separate class, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, shall be necessary for effecting or validating:

(i) Authorization of Senior Stock. Any amendment or alteration of the Certificate of Designations for the Designated Preferred Stock or the Charter to authorize or create or increase the authorized amount of, or any issuance of, any shares of, or any securities convertible into or exchangeable or exercisable for shares of, any class or series of capital stock of the corporation ranking senior to Designated Preferred Stock with respect to either or both the payment of dividends and/or the distribution of assets on any liquidation, dissolution or winding up of the corporation;

(ii) Amendment of Designated Preferred Stock. Any amendment, alteration or repeal of any provision of the Certificate of Designations for the Designated Preferred Stock or the Charter (including, unless no vote on such merger or consolidation is required by Section 7(c)(iii) below, any amendment, alteration or repeal by means of a merger, consolidation or otherwise) so as to adversely affect the rights, preferences, privileges or voting powers of the Designated Preferred Stock; or

(iii) Share Exchanges, Reclassifications, Mergers and Consolidations. Any consummation of a binding share exchange or reclassification involving the Designated Preferred Stock, or of a merger or consolidation of the corporation with another corporation or other entity, unless in each case (x) the shares of Designated Preferred Stock remain outstanding or, in the case of any such merger or consolidation with respect to which the corporation is not the surviving or resulting entity, are converted into or exchanged for preference securities of the surviving or resulting entity or its ultimate parent, and (y) such shares remaining outstanding or such preference securities, as the case may be, have such rights, preferences, privileges and voting powers, and limitations and restrictions thereof, taken as a whole, as are not materially less favorable to the holders thereof than the rights, preferences, privileges and voting powers, and limitations and restrictions thereof, of Designated Preferred Stock immediately prior to such consummation, taken as a whole; provided, however, that for all purposes of this Section 7(c), any increase in the amount of the authorized Preferred Stock, including any increase in the authorized amount of Designated Preferred Stock necessary to satisfy preemptive or similar rights granted by the corporation to other persons prior to the Signing Date, or the creation and issuance, or an increase in the authorized or issued amount, whether pursuant to preemptive or similar rights or otherwise, of any other series of Preferred Stock, or any securities convertible into or exchangeable or exercisable for any other series of Preferred Stock, ranking equally with and/or junior to Designated Preferred Stock with respect to the payment of dividends (whether such dividends are cumulative or non-cumulative) and the distribution of assets upon liquidation, dissolution or winding up of the corporation will not be deemed to adversely affect the rights, preferences, privileges or voting powers, and shall not require the affirmative vote or consent of, the holders of outstanding shares of the Designated Preferred Stock.

(d) Changes after Provision for Redemption. No vote or consent of the holders of Designated Preferred Stock shall be required pursuant to Section 7(c) above if, at or prior to the time when any such vote or consent would otherwise be required pursuant to such Section, all outstanding shares of the Designated Preferred Stock shall have been redeemed, or shall have been called for redemption upon proper notice and sufficient funds shall have been deposited in trust for such redemption, in each case pursuant to Section 5 above.

(e) Procedures for Voting and Consents. The rules and procedures for calling and conducting any meeting of the holders of Designated Preferred Stock (including, without limitation, the fixing of a record date in connection therewith), the solicitation and use of proxies at such a meeting, the obtaining of written consents and any other aspect or matter with regard to such a meeting or such consents shall be governed by any rules of the Board of Directors or any duly authorized committee of the Board of Directors, in its discretion, may adopt from time to time, which rules and procedures shall conform to the requirements of the Charter, the Bylaws, and applicable law and the rules of any national securities exchange or other trading facility on which Designated Preferred Stock is listed or traded at the time.

Section 8. Record Holders. To the fullest extent permitted by applicable law, the corporation and the transfer agent for Designated Preferred Stock may deem and treat the record holder of any share of Designated Preferred Stock as the true and lawful owner thereof for all purposes, and neither the corporation nor such transfer agent shall be affected by any notice to the contrary.

Section 9. Notices. All notices or communications in respect of Designated Preferred Stock shall be sufficiently given if given in writing and delivered in person or by first class mail, postage prepaid, or if given in such other manner as may be permitted in this Certificate of Designations, in the Charter or Bylaws or by applicable law. Notwithstanding the foregoing, if shares of Designated Preferred Stock are issued in book-entry form through The Depository Trust Corporation or any similar facility, such notices may be given to the holders of Designated Preferred Stock in any manner permitted by such facility.

Section 10. No Preemptive Rights. No share of Designated Preferred Stock shall have any rights of preemption whatsoever as to any securities of the corporation, or any warrants, rights or options issued or granted with respect thereto, regardless of how such securities, or such warrants, rights or options, may be designated, issued or granted.

Section 11. Replacement Certificates. The corporation shall replace any mutilated certificate at the holder’s expense upon surrender of that certificate to the corporation. The corporation shall replace certificates that become destroyed, stolen or lost at the holder’s expense upon delivery to the corporation of reasonably satisfactory evidence that the certificate has been destroyed, stolen or lost, together with any indemnity that may be reasonably required by the corporation.

Section 12. Other Rights. The shares of Designated Preferred Stock shall not have any rights, preferences, privileges or voting powers or relative, participating, optional or other special rights, or qualifications, limitations or restrictions thereof, other than as set forth herein or in the Charter or as provided by applicable law.

EXHIBIT B

TERMS OF NONVOTING CONVERTIBLE PREFERRED STOCK

ARTICLE I

DEFINITIONS

As used solely within this Exhibit B to the Fourth Amended and Restated Certificate of Incorporation of Taylor Capital Group, Inc., the following terms shall have the meanings set forth below. Capitalized terms used in this Exhibit B and not otherwise defined herein shall have the meanings given to such terms in the Fourth Amended and Restated Certificate of Incorporation.

“Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, “control” when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Automatic Conversion” means a conversion of Nonvoting Preferred pursuant to Article II, Section 4 hereof.

“Business Day” means any day other than a Saturday or Sunday, a legal holiday or any other day on which the Securities and Exchange Commission is closed.

“Common Stock” means the common stock of the corporation, par value $0.01 per share, or any other capital stock of the corporation into which such common stock shall be reclassified or changed.

“Conversion Agent” means the Transfer Agent acting in its capacity as conversion agent for the shares of the Nonvoting Preferred, and its successors and assigns.

“Conversion Date” means, with respect to any given share of Nonvoting Preferred, the date on which such share of Nonvoting Preferred has been converted pursuant to Article II, Section 4(a) hereof.

“Converted Stock Equivalent Amount” means, for each share of Nonvoting Preferred, one share of Common Stock; provided that if, after issuance of any shares of Nonvoting Preferred, the corporation subdivides or splits its outstanding Common Stock, including by way of a dividend or distribution of Common Stock, or combines its outstanding Common Stock into a lesser number of shares, the “Converted Stock Equivalent Amount” with respect to such issued and outstanding shares of Nonvoting Preferred shall be adjusted as if such action applied to the shares of Common Stock represented by the Converted Stock Equivalent Amount.

“DTC” shall have the meaning set forth in Article II, Section 4(b) hereof.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder.

“Holder” means the Person in whose name shares of the Nonvoting Preferred are registered, which may be treated by the corporation, Transfer Agent, paying agent and Conversion Agent as the absolute owner of such shares of Nonvoting Preferred for the purpose of making payment and settling the related conversions and for all other purposes.

“Liquidation Event” means any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the corporation.

“Organic Change” means any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the corporation’s assets, exchange or tender offer by the corporation or any of its subsidiaries, or other transaction, in each case which is effected in such a manner that the holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation and whether automatically or at their election) stock, securities or assets with respect to or in exchange for Common Stock.

“Person” means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint-stock company, limited liability company or trust.

“Prairie Holder” means each of Prairie Capital IV, L.P. and Prairie Capital IV QP, L.P., and each of their respective Affiliates, successors and assigns, including, with respect to any shares of Nonvoting Preferred originally issued to Prairie Capital IV, L.P. or Prairie Capital IV QP, L.P., any Person to whom any such shares are sold, assigned or otherwise transferred.

“Securities Act” means the Securities Act of 1933, as amended.

“Senior Stock” means any class or series of capital stock of the corporation the terms of which expressly provide that such class or series will rank senior to the Common Stock or the Nonvoting Preferred as to dividend rights and/or as to rights on liquidation, dissolution or winding up of the corporation (in each case, without regard to whether dividends accrue cumulatively or non-cumulatively).

“Transfer Agent” means the corporation acting as transfer agent, registrar, paying agent and Conversion Agent for the Nonvoting Preferred and its successors and assigns.

“Transfer” means any sale, transfer, assignment or other disposition (including by merger, reorganization, operation of law or otherwise).

“Voting Securities” means capital stock of the corporation that is then entitled to vote generally in the election of directors of the corporation.

“Widely Dispersed Offering or Conversion Event” means a Transfer by any Holder of Nonvoting Preferred: (i) pursuant to any public offering or public sale of securities of the corporation (including, without limitation, a public offering registered under the Securities Act and a public sale pursuant to Rule 144 of the Securities and Exchange Commission or any similar rule then in force), (ii) to a Person or group of Persons (within the meaning of the Exchange Act) if, after such Transfer, such Person or group of Persons in the aggregate would own or control more than 50% of the outstanding Voting Securities without any Transfer from any Holder, (iii) to a Person or group of Persons (within the meaning of the Exchange Act) in a transaction or series of related transactions in which no transferee would receive in such transaction or series of related transactions more than two percent (2%) of the outstanding Voting Securities, (iv) pursuant to a merger, consolidation or similar transaction involving the corporation if, after such transaction, a Person or group of Persons (within the meaning of the Exchange Act) in the aggregate would own or control more than 50% of the outstanding Voting Securities (provided that the transaction has been approved by the corporation’s Board of Directors or a committee thereof), or (v) to a Person or group of Persons (within the meaning of the Exchange Act) who have been approved by the Federal Reserve Board to hold the number of Voting Securities held by such Person or group of Persons (within the meaning of the Exchange Act) after giving effect to the Transfer by the Holders.

ARTICLE II

NONVOTING PREFERRED

1. Designation and Number of Shares. There shall be a series of preferred stock designated “Nonvoting Convertible Preferred Stock.” The number of authorized shares of Nonvoting Preferred shall be 1,350,000. The corporation shall have the authority to issue fractional shares of Nonvoting Preferred.

2. Dividends.

(a) General. Each Holder shall be entitled to receive, with respect to the shares of Nonvoting Preferred held by such Holder, if, as and when declared by the Board of Directors or any duly authorized committee thereof, but only out of assets legally available therefor, dividends or distributions of the same amount, in an identical form of consideration and at the same time, as those dividends or distributions that would have been payable on the number of whole shares of Common Stock equal to the product of the Converted Stock Equivalent Amount and the number of such shares of Nonvoting Preferred (rounding any fractional shares resulting from such computation to the nearest whole number) such that no holder of Common Stock shall receive a dividend or distribution unless equivalent dividends or distributions (as described above) are also made to each share of Nonvoting Preferred, taking into account any adjustment to the Converted Stock Equivalent Amount as provided herein; provided that the foregoing shall not apply to any dividend or distribution payable in shares of Common Stock that results in an adjustment in the Converted Stock Equivalent Amount, as set forth in Article I in the definition of “Converted Stock Equivalent Amount.” The corporation shall not declare a dividend or distribution to the holders of the Common Stock unless a dividend or distribution (as described above) is also made to the Holders in accordance with this Article II, Section 2(a). Notwithstanding anything set forth in this Article II, Section 2(a), if any dividend or distribution is payable in rights or warrants to subscribe for Common Stock or purchase Common Stock pursuant to a conversion feature in a debt or equity security, the corresponding dividend or distribution payable on the Nonvoting Preferred shall consist of an identical right or warrant except that such right or warrant shall be a right or warrant to subscribe for a number of shares of Nonvoting Preferred equal to the number of shares of Common Stock that would otherwise be subject to such right or warrant. The Nonvoting Preferred shall have no fixed dividend rate. Each declared dividend or distribution shall be payable to the holders of record of Nonvoting Preferred at the same time as dividends or distributions are payable to the holders of record of Common Stock. The corporation shall not declare or pay a dividend or distribution to the holders of the Nonvoting Preferred other than as expressly provided in this Article II, Section 2(a).

(b) Priority of Dividends. The Nonvoting Preferred shall rank junior with regard to dividends to the Senior Stock. The Nonvoting Preferred shall have the same priority, with regard to dividends, as the Common Stock.

3. Liquidation Rights.

(a) Liquidation. In the event of a Liquidation Event, after payment or provision for payment of the debts and other liabilities of the corporation and after any payment of the prior preferences and other rights of any Senior Stock shall have been made or irrevocably set apart for payment, the assets of the corporation legally remaining available for distribution to the corporation’s stockholders shall be distributed pro rata among (i) the holders of Common Stock, (ii) the Holders (with each such Holder being treated for this purpose as holding the number of whole shares of Common Stock equal to the product of the Converted Stock Equivalent Amount and the number of such shares of Nonvoting Preferred immediately prior to such Liquidation Event, excluding any fractional shares resulting from such computation), and (iii) the holders of any other securities of the corporation having the right to participate in such distributions upon the occurrence of a Liquidation Event, in accordance with the respective terms thereof.

(b) Merger, Consolidation and Sale of Assets Not Liquidation. For purposes of this Article II, Section 3, the merger or consolidation of the corporation with any other corporation or other entity, including a merger or consolidation in which the Holders receive cash, securities or other property for their shares, or the sale, lease or exchange (for cash, securities or other property) of all or substantially all of the assets of the corporation, shall not constitute a liquidation, dissolution or winding up of the corporation.

4. Conversion.

(a) Automatic Conversion Immediately Upon any Widely Dispersed Offering or Conversion Event. Effective immediately upon any Widely Dispersed Offering or Conversion Event, subject to compliance with the conversion procedures set forth in Article II, Section 4(b) below, all Nonvoting Preferred Transferred in that Widely Dispersed Offering or Conversion Event shall automatically be converted into a number of shares of Common Stock equal to the product of the number of shares of Nonvoting Preferred being converted and the Converted Stock Equivalent; provided that cash will be paid in lieu of fractional shares pursuant to Article III, Section 7 hereof. Upon the conversion of Nonvoting Preferred pursuant to a Automatic Conversion, the shares of Nonvoting Preferred converted pursuant to the Automatic Conversion shall not be deemed outstanding for any purpose, and such converting Holders shall have no rights with respect to the Nonvoting Preferred, just the right to receive the shares of Common Stock or other securities issuable upon the conversion of such Nonvoting Preferred.

(b) Transfer Procedures. Upon the physical surrender of the certificate representing a share of Nonvoting Preferred converted pursuant to Article II, Section 4(a) hereof to the corporation, together with a written certification to the effect that such shares of Nonvoting Preferred are being Transferred pursuant to a Widely Dispersed Offering or Conversion Event in accordance with Article II, Section 4(a) hereof (a “Transfer Certification”), the corporation will, or will cause the Transfer Agent to, issue and deliver a new certificate, registered as the Holder making the Transfer may request, representing the aggregate number of shares of Common Stock issued upon conversion of the shares of Nonvoting Preferred being Transferred pursuant to Article II, Section 4(a) hereof and represented by such certificate (provided that, if the transfer agent for the Common Stock is participating in The Depository Trust Company (“DTC”) Fast Automated Securities Transfer Program and the transferee is eligible to receive shares through DTC, such transfer agent shall instead credit such number of full shares of Common Stock to such transferee’s balance account with DTC through its Deposit/Withdrawal at Custodian system). The failure of any Holder making the Transfer of shares of Nonvoting Preferred to deliver to the corporation a Transfer Certification in accordance with this Article II, Section 4(b) shall be deemed, for all purposes, to be a certification by such transferor Holder that such proposed Transfer shall not be made pursuant to a Widely Dispersed Offering or Conversion Event in accordance with Article II, Section 4(a) hereof. In the event that less than all of the shares of Nonvoting Preferred represented by a certificate are Transferred pursuant to Article II, Section 4(a) hereof, the corporation shall promptly issue a new certificate registered in the name of the Transferor Holder representing such remaining shares of Nonvoting Preferred not subject to such Transfer.

(c) No Responsibility of the Corporation. In connection with any Transfer or conversion of any shares of Nonvoting Preferred pursuant to or as permitted by Article II, Section 4(a) hereof:

(i) The corporation shall be under no obligation to make any investigation of facts.

(ii) Except as otherwise required by law, neither the corporation nor any director, officer, employee or agent of the corporation shall be liable in any manner for any action taken or omitted in good faith in connection with the registration of any such Transfer or the issuance of shares of Common Stock in connection with any such conversion.

(d) Legend. Every certificate representing shares of Nonvoting Preferred shall bear a legend on the face thereof providing as follows:

“The shares of Nonvoting Preferred Stock represented by this certificate are subject to provisions with respect to, including requirements for, sale, assignment or other transfer set forth in Article II, Section 4 of Exhibit B to the Fourth Amended and Restated Certificate of Incorporation of Taylor Capital Group, Inc., including a provision providing for automatic conversion of shares of Nonvoting Preferred Stock into shares of Common Stock upon sale, assignment or other transfer pursuant to a Widely Dispersed Offering or Conversion Event (as defined therein).”

(e) No Effect on Other Obligations. Nothing contained in this Article II, Section 4 shall be deemed to eliminate or otherwise modify any other requirements applicable to Transfers under this Exhibit B or applicable law.

(f) Conversion Date. Effective immediately prior to the close of business on any applicable Conversion Date, dividends shall no longer be declared on any such converted shares of Nonvoting Preferred, and such shares of Nonvoting Preferred shall represent only the right to receive shares of Common Stock issuable upon conversion of such shares; provided that Holders shall have the right to receive any declared and unpaid dividends as of the Conversion Date on such shares and any other payments to which they are otherwise entitled pursuant to the terms hereof.

(g) Record Holder as of Conversion Date. The Person or Persons entitled to receive the Common Stock issuable upon conversion of Nonvoting Preferred or other property issuable upon conversion of the Nonvoting Preferred on any applicable Conversion Date shall be treated for all purposes as the record holder(s) of such shares of Common Stock immediately upon the Widely Dispersed Offering or Conversion Event in the case of a conversion pursuant to a Automatic Conversion.

5. Voting Rights.

(a) General. The holders of the Nonvoting Preferred shall be entitled to notice of all stockholder meetings at which holders of Common Stock shall be entitled to vote; provided that notwithstanding any such notice, except as required by applicable law or as expressly set forth herein, the Holders shall not be entitled to vote on any matter presented to the stockholders of the corporation for their action or consideration.

(b) Approval Rights. In addition to any approval rights that may be required by applicable law, the consent of the Holders representing a majority of the number of shares of Common Stock into which the outstanding shares of Nonvoting Preferred are convertible (assuming for this purpose that each share of Nonvoting Preferred is convertible into the Converted Stock Equivalent Amount), given in person or by proxy, either in writing or by vote, at a special or annual meeting, voting or consenting as a separate class, shall be necessary to: (A) authorize or issue, or obligate the corporation to issue, any Senior Stock; (B) increase the authorized number of shares of Nonvoting Preferred; (C) enter any agreement, contract or understanding or otherwise incur any obligation which by its terms would violate or be in conflict in any material respect with, or significantly and adversely affect, the powers, rights or preferences of the Nonvoting Preferred designated hereunder; (D) amend the Certificate of Incorporation or By-laws of the corporation, if such amendment would significantly and adversely alter, change or affect the powers, preferences or rights of the Holders; or (E) amend or waive any provision of this Exhibit B applicable to the Holders or the Nonvoting Preferred.

(c) Action by Written Consent. Any action, including any vote required or permitted to be taken at any annual or special meeting of stockholders of the corporation, that requires a separate vote of the Holders voting as a single class, may be taken by the Holders without a meeting, without prior notice and without a vote, if a consent or consents in writing or electronic transmission, setting forth the action so taken, shall be given by the Holders having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares of Nonvoting Preferred entitled to vote thereon were present and voted and shall be delivered to the corporation by delivery to the Corporate Secretary of the corporation at its principal executive office.

6. Subdivision; Stock Splits; Combinations. The corporation shall not at any time subdivide (by any stock split, stock dividend, recapitalization or otherwise) its outstanding shares of Nonvoting Preferred into a greater number of shares, or combine (by combination, reverse stock split or otherwise) its outstanding shares of Nonvoting Preferred into a smaller number of shares.

7. Reorganization, Reclassification, Consolidation, Merger or Sale. In the event an Organic Change occurs, each share of Nonvoting Preferred shall be treated the same as each share of Common Stock, taking into account any adjustment of the Converted Stock Equivalent Amount. In the event that holders of shares of Common Stock have the option to elect the form of consideration to be received in such Organic Change, Holders shall have the same election privileges as the holders of Common Stock. In all cases, if any of the securities otherwise receivable pursuant to an Organic Change are “voting securities” for bank regulatory purposes, each Holder shall have the right to elect to receive “non-voting securities” in lieu thereof.

ARTICLE III

MISCELLANEOUS

1. Unissued or Reacquired Shares. Shares of Nonvoting Preferred that have been issued and converted, redeemed or otherwise purchased or acquired by the corporation shall be retired upon their acquisition, shall not be reissued as shares of Nonvoting Preferred, and, upon the taking of any action required by law, shall be restored to the status of authorized but unissued shares of preferred stock of the corporation without designation as to series.

2. No Sinking Fund. Shares of Nonvoting Preferred are not subject to the operation of a sinking fund.

3. Reservation of Common Stock.

(a) Sufficient Shares. The corporation shall at all times reserve and keep available out of its authorized and unissued Common Stock or shares acquired by the corporation, solely for issuance upon the conversion of shares of Nonvoting Preferred as provided herein to holders of such Nonvoting Preferred other than Prairie Holders, free from any preemptive or other similar rights, such number of shares of Common Stock as shall from time to time be issuable upon the conversion of all the shares of Nonvoting Preferred then outstanding.

(b) Use of Acquired Shares. Notwithstanding the foregoing, the corporation shall be entitled to deliver upon conversion of shares of Nonvoting Preferred, as herein provided, shares of Common Stock acquired by the corporation and held as treasury shares (in lieu of the issuance of authorized and unissued shares of Common Stock), so long as any such acquired shares are free and clear of all liens, charges, security interests or encumbrances (other than liens, charges, security interests and other encumbrances created by the Holders).

(c) Free and Clear Delivery. All shares of Common Stock delivered upon conversion of the Nonvoting Preferred, shall, upon issuance, be duly authorized, validly issued, fully paid and non-assessable, free and clear of all liens, claims, security interests and other encumbrances (other than liens, charges, security interests and other encumbrances created by the Holders).

(d) Compliance with Law. Prior to the delivery of any securities that the corporation shall be obligated to deliver upon conversion of the Nonvoting Preferred, the corporation shall use its reasonable best efforts to comply with any federal and state laws and regulations thereunder requiring the registration of such securities with, or any approval of or consent to the delivery thereof by, any governmental authority.

(e) Listing. The corporation hereby covenants and agrees that, if at any time the Common Stock shall be traded on the Nasdaq Global Select Market or any other national securities exchange, the corporation will, if permitted by the rules of such exchange, list and keep listed, so long as the Common Stock shall be so listed on such exchange, all the Common Stock issuable upon conversion of the Nonvoting Preferred; provided, however, that if the rules of such exchange require the corporation to defer the listing of such Common Stock until the first conversion of Nonvoting Preferred into Common Stock in accordance with the provisions hereof, the corporation covenants to list such Common Stock issuable upon conversion of the Nonvoting Preferred in accordance with the requirements of such exchange at such time.

4. Transfer Agent, Conversion Agent and Paying Agent. The duly appointed Transfer Agent, Conversion Agent and paying agent for the Nonvoting Preferred shall be the corporation. The corporation may appoint a successor transfer agent that shall accept such appointment prior to the effectiveness of such removal. Upon any such appointment, the corporation shall send notice thereof to the Holders.

5. Mutilated, Destroyed, Stolen and Lost Certificates. If physical certificates are issued, the corporation shall replace any mutilated certificate at the Holder’s expense upon surrender of that certificate to the Transfer Agent. The corporation shall replace any certificate that becomes destroyed, stolen or lost, at the Holder’s expense, upon delivery to the corporation and the Transfer Agent of satisfactory evidence that the certificate has been destroyed, stolen or lost, together with any indemnity and bond that may be required by the Transfer Agent or the corporation.

6. No Closing of Books; Cooperation. The corporation shall not close its books against the transfer of Nonvoting Preferred or of Common Stock issued or issuable upon conversion of Nonvoting Preferred in any manner which interferes with the timely conversion of Nonvoting Preferred. The corporation shall assist and cooperate with any Holder required to make any governmental filings or obtain any governmental approval prior to or in connection with any conversion of Nonvoting Preferred hereunder (including, without limitation, making any governmental filings required to be made by the corporation).

7. Cash In Lieu of Fractional Interests. If any fractional interest in a share of capital stock would, except for the provisions of this Article III, Section 7, be delivered upon any conversion of the Nonvoting Preferred, the corporation, in lieu of delivering the fractional share therefor, shall pay an amount to the holder thereof equal to the market value of such fractional interest as of the date of conversion.

8. Taxes.

(a) Transfer Taxes. The corporation shall pay any and all stock transfer, documentary, stamp and similar taxes that may be payable in respect of any issuance or delivery of shares of Nonvoting Preferred or shares of Common Stock or other securities issued on account of Nonvoting Preferred pursuant hereto or certificates representing such shares or securities; provided, however, that the corporation shall not be required to pay any such tax that may be payable in respect of any transfer involved in the issuance or delivery of shares of Nonvoting Preferred, shares of Common Stock or other securities in a name other than that in which the shares of Nonvoting Preferred with respect to which such shares or other securities are issued or delivered were registered, or in respect of any payment to any Person other than a payment to the registered holder thereof, and shall not be required to make any such issuance, delivery or payment unless and until the Person otherwise entitled to such issuance, delivery or payment has paid to the corporation the amount of any such tax or has established, to the satisfaction of the corporation, that such tax has been, or will be, paid or is not payable.

(b) Withholding. All payments and distributions (or deemed distributions) on the shares of Nonvoting Preferred (and on the shares of Common Stock received upon their conversion) shall be subject to withholding and backup withholding of tax to the extent required by law, subject to applicable exemptions, and amounts withheld, if any, shall be treated as received by the Holders.

9. Notices. All notices referred to herein shall be in writing, and, unless otherwise specified herein, all notices hereunder shall be deemed to have been given: (i) upon receipt, when delivered personally; (ii) one Business Day after deposit with an overnight courier service; or (iii) three Business Days after the mailing thereof if sent by registered or certified mail (unless first class mail shall be specifically permitted for such notice under the terms hereof) with postage prepaid, in each case addressed: (x) if to the corporation, to its office at 9550 West Higgins Road, Rosemont, Illinois 60018 (Attention: Corporate Secretary), or (y) if to any Holder, to such Holder at the address of such Holder as listed in the stock record books of the corporation (which may include the records of the Transfer Agent) or (z) to such other address as the corporation or any such Holder, as the case may be, shall have designated by notice similarly given.

Appendix B

FORM OF

FOURTH AMENDED AND RESTATED BY-LAWS

OF

TAYLOR CAPITAL GROUP, INC.

(A DELAWARE CORPORATION)

Amended and Restated                     , 2012

B-i

B-ii

ARTICLE 1

EFFECTIVENESS OF BY-LAWS; CERTIFICATE OF INCORPORATION

Section 1.1 Effectiveness of By-Laws. These By-laws shall become effective, and shall supersede the Third Amended and Restated By-laws of the corporation dated September 29, 2008, immediately after the Fourth Amended and Restated Certificate of Incorporation of the corporation shall have been filed with the Secretary of State of the State of Delaware.

Section 1.2 Contents. These By-laws, the powers of the corporation and of its Directors and stockholders, and all matters concerning the conduct and regulation of the business of the corporation, shall be subject to such provisions in regard thereto, if any, as are set forth in said Certificate of Incorporation. To the extent any provision of these By-laws conflicts or is inconsistent with any provision of the Certificate of Incorporation, the provisions of the Certificate of Incorporation shall control.

Section 1.3 Certificate in Effect. All references in these By-laws to the Certificate of Incorporation shall be construed to mean the Certificate of Incorporation of the corporation as from time to time amended and restated, including (unless the context shall otherwise require) all certificates and any agreement of consolidation or merger filed pursuant to the Delaware General Corporation Law, as amended (the “DGCL”).

ARTICLE 2

MEETINGS OF STOCKHOLDERS

Section 2.1 Place. All meetings of the stockholders may be held at such place, either within or without the State of Delaware, as shall be designated from time to time by the Board of Directors, the Chairman of the Board or the President and stated in the notice of the meeting or in any duly executed waiver of notice thereof. Notwithstanding the foregoing, the Board of Directors may, in its sole discretion, determine that the meeting shall not be held in any place, but may instead be held solely by means of remote communication, upon such guidelines as the Board of Directors shall determine, provided that such guidelines are consistent with Section 211 of the DGCL.

Section 2.2 Annual Meeting. The annual meeting of the stockholders shall be held each year at such date and time as shall be designated from time to time by the Board of Directors, and stated in the notice or waiver of notice of the meeting.

Section 2.3 Special Meetings. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by the DGCL, the Certificate of Incorporation or these By-laws, may be called by the President, the Chairman of the Board, or a majority of the Board of Directors then in office. Such request shall state the purpose or purposes of the proposed meeting. In addition, the holders of at least thirty-five percent (35%) of the total voting power of the outstanding stock entitled to vote generally in the election of Directors shall be entitled to request in a writing to the Board of Directors that the corporation convene a special meeting of stockholders for any proper purpose, which purpose shall be stated with specificity in such notice to the Board of Directors (a “Stockholder Request”). If at any time a Stockholder Request has been properly submitted to the Board of Directors, (x) the corporation shall convene a special meeting of stockholders within ninety (90) days of receipt of such Stockholder Request, and (y) the Board of Directors shall not be permitted to authorize the issuance of any shares of capital stock, other than upon the unanimous consent of the Board of Directors, from the date of its receipt of such Stockholder Request until the earlier of (i) the first business day following a special meeting of stockholders convened pursuant to such Stockholder Request, or (ii) 180 days following the receipt of the Stockholder Request by the Board of Directors (unless the failure to convene a special meeting pursuant to such Stockholder Request is caused by any action or inaction on behalf of the Board of Directors). In the event the Board of Directors fails to convene a special meeting of stockholders within ninety (90) days of receipt of a properly submitted Stockholder Request, the stockholder(s) who submitted such Stockholder Request shall have the right to convene a special meeting within the following ninety (90) days; provided such stockholder(s) provide the Board of Directors and all other stockholders with notice no less than ten (10) nor more than sixty (60) days in advance of such meeting, with such notice to include the date, time and the location of such meeting, which shall be at a location in Chicago, Illinois.

Section 2.4 Notice of Meetings. A notice of all meetings of stockholders stating the place, date and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the special meeting is called, shall be given by the corporation either by United States mail, by facsimile or other means of electronic transmission to each stockholder entitled to vote at such meeting. Except as otherwise required by the DGCL, such notice shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting. If mailed, notice is given when deposited in the United States mail, postage prepaid, directed to the stockholder at his address as it appears on the records of the corporation. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice to the stockholders from the corporation.

Section 2.5 Affidavit of Notice. An affidavit of the Secretary or an Assistant Secretary or the transfer agent of the corporation that notice of a stockholders meeting has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

Section 2.6 Quorum. The holders of thirty-five percent (35%) of the stock outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at any meeting of stockholders for the transaction of business, except as otherwise provided by statute or by the Certificate of Incorporation or by these By-laws. If a quorum shall not be present or represented by proxy at any meeting of stockholders, the stockholders entitled to vote thereat present in person or represented by proxy (by vote of a majority of shares represented), the Chairman of the Board or the President, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, except as hereinafter provided, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

Section 2.7 Voting Requirements. When a quorum is present at any meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy at such meeting shall decide any question brought before such meeting, unless the question is one upon which by express provision of any applicable statute, the Certificate of Incorporation or these By-laws, a different vote is required, in which case such express provision shall govern and control the decision of such question. Notwithstanding the foregoing, all elections of directors shall be determined by a plurality of the votes cast.

Section 2.8 Proxies and Voting. Unless otherwise provided by the DGCL, the Certificate of Incorporation or these By-laws, each stockholder shall at every meeting of the stockholders be entitled to one vote in person or by proxy for each share of the capital stock having voting power held by such stockholder, but no proxy shall be voted on after three years from its date, unless the proxy provides for a longer period. At any meeting of the stockholders, every stockholder entitled to vote may vote in person or by proxy authorized by an instrument in writing or by a transmission permitted by law filed in accordance with the procedure established for the meeting. Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission created pursuant to this paragraph may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used; provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission. Persons holding stock in a fiduciary capacity shall be entitled to vote the shares so held. Shares of the capital stock of the corporation owned by the corporation shall not be voted, directly or indirectly.

If shares or other securities having voting power stand of record in the names of two or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety or otherwise, or if two or more persons have the same fiduciary relationship respecting the same shares, unless the Secretary of the corporation is given written notice to the contrary and is furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so provided, their acts with respect to voting shall have the following effect:

1. If only one votes, his act binds all;

2. If more than one vote, the act of the majority so voting binds all;

3. If more than one vote, but the vote is evenly split on any particular matter, each faction may vote the securities in question proportionally, or any person voting the shares, or a beneficiary, if any, may apply to the Court of Chancery or such other court as may have jurisdiction to appoint an additional person to act with the persons so voting the shares, which shall then be voted as determined by a majority of such persons and the person appointed by the Court. If the instrument so filed shows that any such tenancy is held in unequal interests, a majority or even split for the purpose of this subsection shall be a majority or even split in interest.

Section 2.9 Stockholder Proposals and Director Nominations. Nominations of persons for election to the Board of Directors and the proposal of business to be transacted by the stockholders at an annual meeting of stockholders may be made (i) by, or at the direction of, the Board of Directors, or (ii) by any stockholder of record of the corporation who was a stockholder of record at the time of the giving of the notice provided for in the following paragraph who is entitled to vote at the meeting and who has complied with the notice procedures set forth in this Section 2.9.

For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (ii) of the foregoing paragraph, (a) the stockholder must have given timely notice thereof in writing to the Secretary of the corporation at the principal executive offices of the corporation, (b) such business must be a proper matter for stockholder action under the DGCL, (c) if the stockholder, or the beneficial owner on whose behalf any such proposal or nomination is made, has provided the corporation with a Solicitation Notice, as that term is defined in this Section 2.9, such stockholder or beneficial owner must, in the case of a proposal, have delivered a proxy statement and form of proxy to holders of at least the percentage of the voting power of the corporation’s voting shares required under applicable law to carry any such proposal, or, in the case of a nomination or nominations, have delivered a proxy statement and form of proxy to holders of a percentage of the corporation’s voting shares reasonably believed by such stockholder or beneficial holder to be sufficient to elect the nominee or nominees proposed to be nominated by such stockholder (the number of voting shares required to carry the proposal or elect the nominees being the “Required Number”), and must, in either case, have included in such materials the Solicitation Notice, and (d) if no Solicitation Notice relating thereto has been timely provided pursuant to this Section 2.9, the stockholder or beneficial owner proposing such business or nomination must not have solicited proxies for a number of shares equal to or greater than the Required Number. With respect to an annual meeting of stockholders, in order to be timely, a stockholder’s notice shall be delivered to, or mailed and received by, the Secretary of the corporation at the principal executive offices of the Corporation not more than ninety (90) nor less than sixty (60) days prior to the first anniversary (the “Anniversary”) of the date on which the corporation first mailed its proxy materials for the preceding year’s annual meeting of stockholders; provided, however, that if the date of the annual meeting is advanced more than thirty (30) days prior to, or delayed by more than sixty (60) days after, the anniversary of the preceding year’s annual meeting, notice by the stockholder to be timely must be so delivered not later than the close of business on the later of (i) the ninetieth (90th) day prior to such annual meeting, or (ii) the tenth (10th) day following the day on which public announcement (in the manner provided herein) of the date of such annual meeting is first made. To the fullest extent permitted by law, in no event shall any adjournment or postponement of an annual meeting or the announcement thereof commence a new time period for the giving of a stockholder’s notice as described herein. Nominations by stockholders of persons for election to the Board of Directors at a special meeting of stockholders at which directors are to be elected may be made if the stockholder’s notice required by Section 2.4 shall be delivered to the Secretary of the corporation at the principal executive offices of the corporation not later than the close of business on the later of the ninetieth (90th) day prior to such special meeting and the tenth (10th) day following the day on which public disclosure is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting.

Any stockholder’s notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director, all information relating to such person as would be required to be disclosed in solicitations of proxies for the election of such nominee as a director pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and such person’s written consent to serve as a director if elected; (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of such business, the reasons for conducting such business at the meeting, a description of any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made, and a description of all agreements, arrangements, understandings between such stockholder and beneficial owner, if any, and any other person or persons (including their names) in connection with the proposal of such business by such stockholder; and (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made, (i) the name and address of such stockholder, as they appear on the corporation’s books, and of such beneficial owner, (ii) (A) the class and number of shares of the corporation that are owned beneficially and of record by such stockholder and such beneficial owner, and (B) any option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares of the corporation or with a value derived in whole or in part from the value of any class or series of shares of the corporation, whether or not such instrument or right shall be subject to settlement in the underlying class or series of capital stock of the corporation or otherwise (a “Derivative Instrument”) directly or indirectly owned beneficially by such stockholder and any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of the corporation, (C) any proxy, contract, arrangement, understanding, or relationship pursuant to which such stockholder has a right to vote any shares of any security of the corporation, (D) any short interest in any security of the corporation (for purposes of this provision, a person shall be deemed to have a short interest in a security if such person directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has the opportunity to profit or share in any profit derived from any decrease in the value of the subject security), (E) any rights to dividends on the shares of the corporation owned beneficially by such stockholder that are separated or separable from the underlying shares of the corporation, (F) any proportionate interest in shares of the corporation or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which such stockholder is a general partner or, directly or indirectly, beneficially owns an interest in a general partner, and (G) any performance-related fees (other than an asset-based fee) that such stockholder is entitled to based on any increase or decrease in the value of shares of the corporation or Derivative Instruments, if any, as of the date of such notice, including without limitation any such interests held by members of such stockholder’s immediate family sharing the same household (which information shall be supplemented by such stockholder and beneficial owner, if any, not later than ten (10) days after the record date for the meeting to disclose such ownership as of the record date), and (iii) whether either such stockholder or such beneficial owner intends to deliver a proxy statement and form of proxy to holders of the Required Number (an affirmative statement of such intent, a “Solicitation Notice”). At the request of the Board of Directors, any person nominated by the Board of Directors for election as a director shall furnish to the Secretary of the corporation (y) that information required to be set forth in a stockholder’s notice of nomination which pertains to the nominee, as is described in clause (a) of the preceding sentence, and (z) any other information as may be reasonably required by the corporation to determine the eligibility of such proposed nominee to serve as an independent director of the corporation or that could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of such nominee.

Notwithstanding anything in the second sentence of the second paragraph of this Section 2.9 to the contrary, in the event that the number of directors to be elected to the Board of Directors is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board of Directors made by the corporation at least seventy (70) days prior to the Anniversary, a stockholder’s notice required by these By-laws shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary of the corporation at the principal executive offices of the corporation not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the corporation.

Only persons nominated in accordance with the procedures set forth in this Section 2.9 shall be eligible to be nominees to serve as directors, and only such business shall be conducted at an annual meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 2.9. The chair of the meeting shall have the power and the duty to determine whether a nomination or any business proposed to be brought before the meeting has been made in accordance with the procedures set forth in these By-laws and, if any proposed nomination or business is not in compliance with these By-laws, to declare that such defective proposed business or nomination shall not be presented for stockholder action at the meeting and shall be disregarded.

Notwithstanding the foregoing provisions of this Section 2.9, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to matters set forth herein. Nothing in this Section 2.9 shall be deemed to affect any rights of stockholders to request inclusion of proposals in the corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.

For the purposes of these By-laws, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or a comparable national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

[In addition to their rights as a stockholder pursuant to the foregoing terms and conditions of Section 2.9, (I) so long as the Taylor Family (as defined below) beneficially owns in the aggregate twenty-five percent (25%) or more of the total voting power of the outstanding stock entitled to vote generally in the election of directors, the Taylor Family shall be entitled to nominate up to three (3) candidates for election to the Board of Directors at any annual meeting of stockholders or special meeting of stockholders called for the purpose of electing Directors, and (II) at any time at which the Taylor Family beneficially owns in the aggregate fifteen percent (15%) or more, but less than twenty-five percent (25%), of the total voting power of the outstanding stock entitled to vote generally in the election of directors, the Taylor Family shall be entitled to nominate up to two (2) candidates for election to the Board of Directors at any annual meeting of stockholders or special meeting of stockholders called for the purpose of electing Directors. For purposes of this Section 2.9, the “Taylor Family” shall mean: Jeffrey W. Taylor, Bruce W. Taylor, Iris Tark Taylor, Cindy Taylor Robinson, the spouses, descendants, or spouses of descendants of any one or more of the foregoing persons, any estates, trusts (including charitable remainder trusts), custodianships or guardianships formed or to be formed primarily for the benefit of any one or more of the foregoing persons, and any proprietorships, partnerships, limited liability companies, foundations or corporations controlled directly or indirectly by any one or more of the foregoing persons or entities.

In addition to its rights as a stockholder pursuant to the foregoing terms and conditions of Section 2.9, until the first date on which both (x) fewer than 800,000 shares of Series A Preferred (as defined in the Third Amended and Restated Certificate of Incorporation of the corporation) are issued and outstanding (subject to anti-dilution adjustment for stock splits, stock dividends and the like with respect to the Series A Preferred), and (y) the outstanding shares of Series A Preferred represent less than 10% of the total combined voting power of all outstanding shares of all classes of capital stock which are then entitled to vote on matters presented to a vote of the corporation’s stockholders generally, Financial Investments Corporation (“FIC”) shall be entitled to nominate up to two (2) candidates for election to the Board of Directors at any annual meeting of stockholders or special meeting of stockholders called for the purpose of electing Directors; provided, however , that the rights granted to FIC pursuant to this paragraph shall immediately cease upon a Change in Control of FIC. For this purpose, a “Change in Control of FIC” shall occur on the first date on which a majority of the outstanding voting securities of FIC are no longer beneficially owned by the Harrison I. Steans 2004 Multigenerational Trust (the “Current Registered Holder”) and Permitted Transferees (as defined below). For purposes of this paragraph, a “Permitted Transferee” shall mean any (a) nominee of such Current Registered Holder (provided that such Current Registered Holder continues to have beneficial ownership, as such term is defined under Section 13(d) of the Securities Exchange Act of 1934, as amended, of such voting securities of FIC), (b) a beneficiary or trustee of such Current Registered Holder or any child, stepchild, descendant, parent, stepparent, spouse, widow, widower, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of any such person, and any person (other than a tenant or employee) sharing the household of such person (the “Family Members”), (c) any estate of a Family Member, or any trust of which any Family Member is a trustee or any trust established by or for the benefit of one or more Family Members, (d) any charitable organizations which qualify as exempt organizations under Section 501(c) of the Internal Revenue Code of 1986, as amended, which is established and controlled by one or more Family Members (a “Family Charitable Organization”); (e) any corporation of which a majority of the voting power or a majority of the equity interest is held, directly or indirectly, by or for the benefit of one or more Family Members, estates or trusts described in clause (c) above, or Family Charitable Organizations; or (f) any partnership, limited liability company or other entity or arrangement of which a majority of the voting interest or a majority of the economic interest is held, directly or indirectly, by or for the benefit of one or more Family Members, estates or trusts described in clause (c) above, or Family Charitable Organizations.]1

Section 2.10 Stockholder List. The officer who has charge of the stock ledger of the corporation shall prepare and, at least ten (10) days before every meeting of stockholders, make a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours at the principal place of business of the corporation. In the event that the corporation determines to make the list available on an electronic network, the corporation may take reasonable steps to ensure that such information is available only to stockholders of the corporation. If the meeting is to be held at a place, then the list shall be produced and kept at the place of the meeting during the whole time thereof, and may be inspected by any stockholder that is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting.

Section 2.11 Record Date. In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders, or entitled to receive payment of any dividend or other distribution or allotment of any rights or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting, nor more than sixty (60) days prior to any other action, except in each case as otherwise required by the DGCL. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

[1]

As described in Proposal 6, if such proposal is approved by the Company’s stockholders, the Fourth Amended and Restated By-laws will not include this bracketed language. If, however, Proposal 6 is not approved by the Company’s stockholders, this bracketed language will remain in the Fourth Amended and Restated By-laws.

If no record date is fixed by the Board of Directors:

(a) The record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

(b) The record date for determining stockholders entitled to receive payment of a dividend or other distribution or allotment of any rights or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

ARTICLE 3

DIRECTORS

Section 3.1 Duties. The business and affairs of the corporation shall be under the direction of, and managed by, the Board of Directors, which may exercise all such powers of the corporation and do all such lawful acts and things as are not required by law, the Certificate of Incorporation or these By-laws to be done by the stockholders. Directors need not be residents of the State of Delaware or stockholders of the corporation.

Section 3.2 Number; Election and Term of Office. The number of Directors which shall constitute the whole Board of the corporation shall be not less than eleven (11) and not more than thirteen (13), as determined from time by resolution adopted by the affirmative vote of a majority of the Directors in office at the time of adoption of such resolution. Subject to the terms of any series of preferred stock then outstanding, Directors shall be elected by the corporation’s stockholders at the annual meeting of the stockholders, and each Director elected shall hold office until the annual meeting of stockholders in the year in which his or her term expires and until a successor is duly elected and qualified or until his or her earlier death, resignation or removal.

Section 3.3 Compensation. Unless otherwise restricted by the Certificate of Incorporation or these By-laws, the Board of Directors shall have the authority to fix the compensation of Directors. The Directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors. No such payment shall preclude any Director from serving the corporation in any other capacity and receiving compensation therefor. Any special or standing committees of the Board of Directors may be allowed compensation for attending meetings of such committees.

Section 3.4 Reliance on Books. A member of the Board of Directors, or a member of any committee designated by the Board of Directors, shall, to the fullest extent permitted by law, in the performance of his duties, be fully protected in relying in good faith upon the books of account or reports made to the corporation by any of its officers, or any other person as to matters the Board of Directors believes are within such person’s professional or expert confidence and who has been selected with reasonable care by or on behalf of the corporation.

ARTICLE 4

MEETINGS OF THE BOARD OF DIRECTORS

Section 4.1 Place. The Board of Directors of the corporation may hold meetings, both regular and special, at such place or places within or without the State of Delaware as the Board of Directors may from time to time determine, or as may be specified or fixed in the respective notices or waivers of notice of such meeting.

Section 4.2 Annual Meeting. The annual meeting of the Board of Directors shall be held immediately following the annual meeting of stockholders each year or any special meeting held in lieu thereof, or at such other time as the Board of Directors may from time to time determine or as maybe specified or fixed in the notices or waivers of notice of such meeting.

Section 4.3 Regular Meetings. Regular meetings of the Board of Directors may be held without notice at such time and at such place as shall from time to time be determined by the Board.

Section 4.4 Special Meetings. Special meetings of the Board of Directors may be called by the Chairman of the Board, the Chief Executive Officer or the President of the Corporation on at least one day’s notice to each Director, either personally, or by mail, overnight courier, electronic mail, facsimile or other means of electronic transmission to each director. Special meetings shall be called by the Chairman, the Chief Executive Officer or the President in like manner and on like notice at the written request of any two Directors unless the Board consists of only one Director, in which case special meetings shall be called by the Chairman of the Board, the Chief Executive Officer, the President or the Secretary in like manner and on like notice on the written request of the sole Director. Notice of any meeting of the Board of Directors for which a notice is required may be waived if given by the person or persons entitled to such notice, whether before or after the time of such meeting, and such waiver shall be equivalent to the giving of such notice. Attendance of a Director at any such meeting shall constitute a waiver of notice thereof, except where the director attends a meeting for the express purpose of objecting to the transaction of any business because such meeting is not lawfully convened. Neither the business to be transacted at, nor the purpose of, any meeting of the Board of Directors for which a notice is required need be specified in the notice, or waiver of notice, of such meeting. The Chairman shall preside at all meetings of the Board of Directors. In the absence or inability to act of the Chairman, then the Chief Executive Officer, if then a member of the Board of Directors, shall preside, and in his or her absence or inability to act, another Director designated by the Board of Directors shall preside.

Section 4.5 Quorum; Voting. At all meetings of the Board, a majority of the Directors then in office shall constitute a quorum for the transaction of business and the act of a majority of the Directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise specifically provided by statute or by the Certificate of Incorporation or by these By-laws. Common or interested Directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors. If a quorum shall not be present at any meeting of the Board of Directors, the Directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

Section 4.6 Action Without Meeting. Unless otherwise restricted by the Certificate of Incorporation or these By-laws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board or committee, as the case may be, consent thereto in writing, or by facsimile, electronic mail or other means of electronic transmission, and the writing or writings, or electronic transmission or transmissions are filed with the minutes of proceedings of the Board of Directors or committee. Such filings shall be in paper form if the minutes are maintained in paper form or in electronic form if the minutes are maintained in electronic form.

Section 4.7 Telephone Meetings. Unless otherwise restricted by the Certificate of Incorporation or these By-laws, members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors, or any committee, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

Section 4.8 Interested Directors.

(a) No contract or transaction between a corporation and one or more of its Directors or officers, or between a corporation and any other corporation, partnership, association, or other organization in which one or more of its Directors or officers are Directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the Director or officer is present at or participates in the meeting of the Board or committee which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose, if:

1. the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board or committee in good faith authorizes the contract or transaction by the affirmative vote of a majority of the disinterested Directors, even though the disinterested Directors be less than a quorum; or

2. the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or

3. the contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified by the Board of Directors, a committee or the stockholders.

(b) Interested Directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

ARTICLE 5

COMMITTEES OF DIRECTORS

Section 5.1 Designation.

(a) The Board of Directors may by resolution passed by a majority of the whole Board, designate one or more committees, each committee to consist of one or more of the Directors of the corporation or such other persons who are directors of Cole Taylor Bank (the “Bank”). The Board may designate one or more Directors or directors of the Bank as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee.

(b) In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.

(c) Any such committee, to the extent provided in the resolution of the Board of Directors designating the committee, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation, to the extent such powers and authority are permitted by the DGCL as such may be amended from time to time. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors.

Section 5.2 Records of Meetings. Each committee shall keep regular minutes of its meetings and report the same to the Board of Directors when required.

ARTICLE 6

NOTICES

Section 6.1 Method of Giving Notice. Whenever, under any provision of the DGCL or of the Certificate of Incorporation or of these By-laws, notice is required to be given to any Director or stockholder, such notice shall be given in writing by the Secretary or the person or persons calling the meeting by leaving such notice with such

Director or stockholder at his residence or usual place of business or by mailing it addressed to such Director or stockholder, at his address as it appears on the records of the corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be personally delivered or deposited in the United States mail. Notice to Directors may also be given by overnight courier, email or facsimile. Without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders by the corporation under any provision of these By-laws, the Certificate of Incorporation or by law shall be effective if given by a form of electronic transmission in accordance with applicable law.

Section 6.2 Waiver of Notice. Whenever any notice is required to be given under any provision of the DGCL or of the Certificate of Incorporation or of these By-laws, a waiver thereof given by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends the meeting for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, Directors or members of a committee of Directors need be specified in any written waiver of notice.

ARTICLE 7

OFFICERS

Section 7.1 In General. The officers of the corporation shall be chosen by the Board of Directors and shall include a Chairman of the Board, a Chief Executive Officer, a President, a Chief Financial Officer, a Secretary and a Treasurer. The Board of Directors may also choose one or more Vice Presidents, Assistant Secretaries and Assistant Treasurers. Any number of offices may be held by the same person, unless the Certificate of Incorporation or these By-laws otherwise provide.

Section 7.2 Election of Chairman of the Board, Chief Executive Officer, President, Chief Financial Officer, Secretary and Treasurer. The Board of Directors at its first meeting after each annual meeting of stockholders shall choose a Chairman of the Board, a Chief Executive Officer, a President, a Chief Financial Officer, a Secretary and a Treasurer.

Section 7.3 Election of Other Officers. The Board of Directors may appoint such other officers and agents as it shall deem appropriate who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board.

Section 7.4 Salaries. The salaries of all officers and agents of the corporation may be fixed by the Board of Directors.

Section 7.5 Term of Office. The officers of the corporation shall hold office until their successors are elected and qualified or until their earlier resignation or removal. Any officer elected or appointed by the Board of Directors may be removed at any time in the manner specified in Section 8.2.

Section 7.6 Duties of Chairman of the Board. The Chairman of the Board shall preside at all meetings of the stockholders and of the Board of Directors, shall advise and counsel with the President and shall assume such other duties as from time to time may be assigned to him by the Board of Directors.

Section 7.7 Duties of Chief Executive Officer. The Chief Executive Officer shall be the principal executive officer of the corporation and shall, in general, supervise and control all of the business and affairs of the corporation, unless otherwise provided by the Board of Directors. In the absence of the Chairman of the Board, the Chief Executive Officer shall preside at all meetings of the stockholders and, if he or she is a director, at all meetings of the Board of Directors, and shall see that orders and resolutions of the Board of Directors are carried into effect. The Chief Executive Officer may sign bonds, mortgages, certificates for shares and all other contracts and documents, whether or not under the seal of the corporation, except in cases where the signing and execution thereof shall be expressly delegated by law, the Board of Directors or these By-laws to some other officer or agent of the corporation. The Chief Executive Officer shall have general powers of supervision and shall be the final arbiter of all differences between officers of the corporation, and the Chief Executive Officer’s decision as to any matter affecting the corporation shall be final and binding as between the officers of the corporation, subject only to the Board of Directors. The Chief Executive Officer shall perform such other duties as the Board of Directors may from time to time prescribe.

Section 7.8 Duties of President. Unless another party has been designated as Chief Operating Officer, the President shall be the Chief Operating Officer of the corporation, responsible for the day-to-day active management of the business of the corporation, under the general supervision of the Chief Executive Officer. In the absence of the Chief Executive Officer, the President shall perform the duties of the Chief Executive Officer and, when so acting, shall have all the powers of, and be subject to all the restrictions upon, the Chief Executive Officer. The President shall have concurrent power with the Chief Executive Officer to sign bonds, mortgages, certificates for shares and other contracts and documents, whether or not under the seal of the corporation, except in cases where the signing and execution thereof shall be expressly delegated by law, the Board of Directors or these By-laws to some other officer or agent of the corporation. In general, the President shall perform all duties incident to the office of the President and such other duties as the Chief Executive Officer or the Board of Directors may from time to time prescribe.

Section 7.9 Duties of Chief Financial Officer. The Chief Financial Officer shall perform such duties and have such other powers as the Board of Directors, the Chairman of the Board or the President may from time to time prescribe.

Section 7.10 Duties of Vice President. In the absence of the Chairman of the Board, the President or in the event of their inability or refusal to act, the Vice President (or in the event there be more than one Vice President, the Vice Presidents in the order designated by the Directors, or in the absence of any designation, then in the order of their election) shall perform the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President. The Vice President shall perform such other duties and have such other powers as the Board of Directors, the Chairman of the Board or the President may from time to time prescribe.

Section 7.11 Duties of Secretary. The Secretary shall attend all meetings of the Board of Directors and all meetings of the stockholders and record all the proceedings of the meetings of the corporation and of the Board of Directors in a book to be kept for that purpose and shall perform like duties for the standing committees when required. The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors, except as otherwise provided in these By-laws, and shall perform such other duties as may be prescribed by the Board of Directors, the Chairman of the Board or the President, under whose supervision he or she shall be. The Secretary shall have charge of the stock ledger (which may, however, be kept by any transfer agent or agents of the corporation under his direction) and of the corporate seal of the corporation.

Section 7.12 Duties of Assistant Secretary. The Assistant Secretary, or if there be more than one, the Assistant Secretaries in the order determined by the Board of Directors (or if there be no such determination, then in the order of their election) shall, in the absence of the Secretary or in the event of his inability or refusal to act, perform the duties and exercise the powers of the Secretary and shall perform such other duties and have such other powers as the Board of Directors or the Chairman of the Board may from time to time prescribe.

Section 7.13 Duties of Treasurer. The Treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the corporation in such depositories as may be designated by the Board of Directors. The Treasurer shall disburse or supervise the disbursement of the funds of the corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of all of his transactions as Treasurer and of the financial condition of the corporation. If required by the Board of Directors, he or she shall give the corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of this office and for the restoration to the corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the corporation.

Section 7.14 Duties of Assistant Treasurer. The Assistant Treasurer, or if there shall be more than one, the Assistant Treasurers in the order determined by the Board of Directors (or if there be no such determination, then in the order of their election), shall, in the absence of the Treasurer or in the event of his inability or refusal to act, perform the duties and exercise the powers of the Treasurer and shall perform such other duties and have such other powers as the Board of Directors or the Chairman of the Board may from time to time prescribe.

ARTICLE 8

RESIGNATIONS, REMOVALS AND VACANCIES

Section 8.1 Directors.

(a) Resignations. Any Director may resign at any time by giving written notice to the Board of Directors, the Chairman of the Board, the President or the Secretary. Such resignation shall take effect at the time specified therein; and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

(b) Removals. Subject to any provisions of the Certificate of Incorporation, the holders of stock entitled to vote generally in the election of Directors may, at any meeting called for that purpose, by the affirmative vote of a majority of the shares of such stock outstanding and entitled to vote thereat, remove any Director or the entire Board of Directors, with or without cause.

Whenever the holders of any class or series are entitled to elect one or more Directors pursuant to the Certificate of Incorporation, this subsection shall apply, in respect to the removal of a Director or Directors so elected, to the vote of the holders of the outstanding shares of that class or series and not to the vote of the outstanding shares as a whole.

(c) Vacancies. Except as otherwise provided in the Certificate of Incorporation, vacancies occurring in the office of Director and newly created Directorships resulting from any increase in the authorized number of Directors shall be filled by a majority of the Directors then in office, though less than a quorum, and the Directors so chosen shall hold office, subject to the By-laws, until the next election of the class for which such Directors shall have been chosen, and until their successors are duly elected and qualified or until their earlier resignation or removal. Whenever the holders of any class or classes of stock or series thereof are entitled to elect one or more Directors pursuant to the Certificate of Incorporation, vacancies and newly created Directorships of such class or classes or series may be filled by a majority of the Directors elected by such class or classes or series thereof then in office, or by a sole remaining Director so elected.

If there are no Directors in office, then an election of Directors may be held in the manner provided under the DGCL.

Unless otherwise provided in the Certificate of Incorporation or these By-laws, when one or more Directors shall resign from the Board, effective at a future date, a majority of the Directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each Director so chosen shall hold office as provided in this section in the filling of other vacancies.

Section 8.2 Officers. Any officer may resign at any time by giving written notice to the Board of Directors, the Chairman of the Board, the Chief Executive Officer, the President or the Secretary. Such resignation shall take effect at the time specified therein; and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. The Board of Directors may, at any meeting called for that purpose, remove from office any officer of the corporation. Any vacancy occurring in the office of Chairman of the Board, President, Secretary or Treasurer shall be filled by the Board of Directors and the officers so chosen shall hold office subject to the By-laws for the unexpired term in respect of which the vacancy occurred and until their successors shall be elected and qualify or until their earlier resignation or removal.

ARTICLE 9

CERTIFICATES OF STOCK, TRANSFERS AND RECORD DATES

Section 9.1 Form of Certificates. The shares of the corporation shall be represented by certificates; provided that the Board of Directors may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolutions shall not apply to shares represented by a certificate until such certificate is surrendered to the corporation. Notwithstanding the adoption of such a resolution by the Board of Directors, every holder of stock in the corporation shall be entitled to have a certificate, signed by, or in the name of, the corporation by (a) the Chairman of the Board, the Vice-Chairman of the Board or the President of the corporation, and (b) the Secretary, the Treasurer, an Assistant Secretary or an Assistant Treasurer of the corporation, certifying the number of shares owned by such holder in the corporation.

Section 9.2 Facsimile Signatures. Where a certificate is countersigned (i) by a transfer agent other than the corporation or its employee or (ii) by a registrar other than the corporation or its employee, any other signatures on the certificate may be facsimile. In case any officer, transfer agent or registrar who has signed, or whose facsimile signature has been placed upon, a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

Section 9.3 Lost Certificates. The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the corporation with respect to certificated stock alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or such owner’s legal representative, to advertise the same in such manner as the corporation shall require and/or give the corporation or its transfer agent or registrar a bond in such sum as it may direct as indemnity against any claim that may be made against the corporation or its transfer agent or registrar with respect to the certificate alleged to have been lost, stolen or destroyed.

Section 9.4 Transfers of Shares. All transfers of shares of capital stock of the corporation are subject to the terms, conditions and restrictions, if any, of the Certificate of Incorporation. Transfers of shares of capital stock of the corporation shall be made on the books of the corporation by the registered holder thereof, or by his attorney thereunder authorized by power of attorney duly executed and filed with the Secretary of the corporation, or with a transfer agent appointed as provided in Section 9.5, and, if certificated shares, on surrender of the certificate or certificates for the shares properly endorsed and the payment of all transfer taxes thereon. The person in whose names shares of stock are registered on the books of the corporation shall be considered the owner thereof for all purposes as regards the corporation, but whenever any transfer of shares is made for collateral security, and not absolutely, that fact, if known to the Secretary, shall be stated in the entry of transfer. The Board of Directors may, from time to time, make any additional rules and regulations as it may deem expedient, not inconsistent with these By-laws, concerning the issue, transfer and registration of certificates for shares of the stock of the corporation.

Section 9.5 Transfer Agents and Registrants. The Board of Directors may appoint one or more transfer agents and one or more registrars for the stock of the corporation.

Section 9.6 Registered Stockholders. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to, or interest in, such share or shares on the part of any other person, whether or not the corporation shall have express or other notice thereof, except as otherwise provided by the law of the State of Delaware.

ARTICLE 10

INDEMNIFICATION

Section 10.1 Right to Indemnification. The corporation shall indemnify, to the fullest extent permitted by the DGCL, any present or former Director as agent of the corporation, and may indemnify any present or former officer, employee or agent of the corporation selected by, and to the extent determined by, the Board of Directors for indemnification, who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative by reason of the fact that such person is or was a Director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding; provided, however, that the corporation shall not indemnify any present or former Director in connection with any proceeding (or part thereof) initiated by such person unless (x) the corporation has joined in or the Board of Directors has consented to the initiation of such proceeding; or (y) the proceeding is one to enforce indemnification rights granted by the corporation.

Section 10.2 Derivative Actions. The corporation shall indemnify any present or former Director of the corporation, and may indemnify any present or former officer, employee or agent of the corporation selected by, and to the extent determined by, the Board of Directors for indemnification, who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a Director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

Section 10.3 Expenses. The corporation shall indemnify any present or former Director of the corporation, and may indemnify any present or former officer, employee or agent of the corporation selected by, and to the extent determined by, the Board of Directors for indemnification, against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith, to the extent that a present or former Director, officer, employee or agent of the corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Section 10.1 or 10.2, or in defense of any claim, issue or matter therein.

Section 10.4 Authorization. The corporation shall make any indemnification under Section 10.1 or 10.2 (unless ordered by a court) only as authorized in the specific case upon a determination that indemnification of the present or former Director, officer, employee or agent of the corporation is proper in the circumstances because such person has met the applicable standard of conduct set forth in Section 10.1 or 10.2. Such determination shall be made, with respect to a person who is a Director or officer at the time of such determination, (1) by a majority vote of Directors who were not parties to such action, suit or proceeding, even though less than a quorum, or (2) by a committee of such Directors designated by majority vote of such directors, even if less than a quorum, or (3) if there are no such Directors, or if such Directors so direct, by independent legal counsel in a written opinion, or (4) by the stockholders of the corporation.

Section 10.5 Advance Payment of Expenses. The corporation shall pay expenses (including attorneys’ fees) incurred by a present or former Director, and may pay expenses (including attorneys’ fees) incurred by any present or former officer, employee or agent of the corporation, in defending a civil or criminal action, suit or proceeding in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Director or officer to repay such amount if it shall ultimately be determined that such Director or officer is not entitled to be indemnified by the corporation as authorized in Article 10 herein.

Section 10.6 Non-Exclusiveness. The indemnification and advancement of expenses provided by, or granted pursuant to, the other subsections of this Article 10 shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under these By-laws, any agreement, any vote of stockholders or disinterested Directors or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office or position.

Section 10.7 Insurance. The corporation shall have the right, power and authority to purchase and maintain insurance on behalf of any person who is or was a Director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the corporation would have the power to indemnify such person against such liability under the provisions of this Article 10 and the DGCL.

For purposes of this Article 10, references to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on a person with respect to any employee benefit plan; and references to “serving at the request of the corporation” shall include any service as a Director, board committee member, officer, employee or agent of the corporation which imposes duties on, or involves services by, such Director, board committee member, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the corporation” as referred to in this section.

Section 10.8 General. The corporation shall continue the indemnification and advancement of expenses provided by, or granted pursuant to, Article 10 herein, unless otherwise provided when authorized or ratified, as to a person who has ceased to be a Director, officer, employee or agent of the corporation, and the indemnification and advancement of expenses provided by, or granted pursuant to this Article 10 shall inure to the benefit of the heirs, executors and administrators of such a person. The provisions of this Article 10 shall be considered a contract between the corporation and each Director, or appropriately designated officer, employee or agent, who serves in such capacity at any time while this Article 10 is in effect, and any repeal or modification of this Article 10 shall not affect any rights or obligations then existing with respect to any state of facts then or theretofore existing or any action, suit or proceeding theretofore or thereafter brought or threatened based in whole or in part upon such state of facts; provided, however, that the provisions of this Article 10 shall not be deemed to be a contract between the corporation and any Directors, officers, employees or agents of any other corporation (the “Second Corporation”) that shall merge into or consolidate with the corporation where the corporation shall be the surviving or resulting corporation, and any such directors, officers, employees or agents of the Second Corporation, in their capacity as such, shall be indemnified only at the discretion of the Board of Directors.

ARTICLE 11

EXECUTION OF PAPERS

Except as otherwise provided in these By-laws or as the Board of Directors may generally or in particular cases otherwise determine, all deeds, leases, transfers, contracts, bonds, notes, checks, drafts and other instruments authorized to be executed on behalf of the corporation shall be executed by any officer, agent or agents as may be authorized by the Board of Directors from time to time.

ARTICLE 12

FISCAL YEAR

The fiscal year of the corporation shall end on the 31st day of December of each year.

ARTICLE 13

DEPOSITORIES

The Board of Directors or an officer designated by the Board shall appoint banks, trust companies, or other depositories in which shall be deposited from time to time the money or securities of the corporation.

ARTICLE 14

SEAL

The Corporate seal shall have inscribed thereon the name of the corporation, the year of its organization and the word “Delaware.” The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

ARTICLE 15

OFFICES

Section 15.1 Registered Office. The registered office in the State of Delaware shall be located at 2711 Centerville Road, Suite 400, in the City of Wilmington, County of New Castle. The name of the corporation’s registered agent at such address shall be Corporation Service Company.

Section 15.2 Principal Office. The corporation may also have offices within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the corporation may require.

ARTICLE 16

AMENDMENTS

Except to the extent otherwise provided in the Certificate of Incorporation, these By-laws may be amended or repealed by the vote of a majority of the Directors present at any meeting at which a quorum is present or by the vote of the holders of a majority of the total outstanding voting stock of the corporation, present in person or represented by proxy, at a meeting of stockholders at which a quorum is present.

[FRONT SIDE OF PROXY CARD]

PROXY	TAYLOR CAPITAL GROUP, INC.	PROXY

9550 WEST HIGGINS ROAD

ROSEMONT, ILLINOIS 60018

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned holder(s) of the common stock of Taylor Capital Group, Inc. (the “Company”) acknowledge(s) receipt of the proxy statement and Notice of Annual Meeting of Stockholders, dated April 26, 2012, hereby constitute(s) and appoint(s) Mark A. Hoppe, Randall T. Conte and Brian T. Black, and each of them acting singly in the absence of the other, as Proxies and with full power of substitution, and hereby authorize(s) them to represent and to vote, as designated below, all of the shares of common stock of the Company held of record by the undersigned on April 13, 2012, at the Annual Meeting of Stockholders to be held at 9:00 a.m., central time, on May 31, 2012, or at any adjournments or postponements thereof.

This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is made, this Proxy will be voted for all of the director nominees in Proposal 1 and for Proposal 2, Proposal 3, Proposal 4, Proposal 5 and Proposal 6, and if other business is presented at the meeting, in accordance with the best judgment of the Proxies on those matters.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY

USING THE ENCLOSED POSTAGE PAID ENVELOPE.

(Continued and to be signed on reverse side.)

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[BACK SIDE OF PROXY CARD]

The Board of Directors recommends a vote for the following Proposals:

1. ELECTION OF 15 DIRECTORS FOR A ONE-YEAR TERM.

		For	Withhold Authority

01 –

	Bruce W. Taylor	☐	☐

02 –

	Mark A. Hoppe	☐	☐

03 –

	Ronald L. Bliwas	☐	☐

04 –

	C. Bryan Daniels	☐	☐

05 –

	Ronald Emanuel	☐	☐

06 –

	M. Hill Hammock	☐	☐

07-

	Elzie L. Higginbottom	☐	☐

08 –

	Michael H. Moskow	☐	☐

09 –

	Louise O’Sullivan	☐	☐

10 –

	Melvin E. Pearl	☐	☐

11 –

	Shepherd G. Pryor, IV	☐	☐

12 –

	Harrison I. Steans	☐	☐

13 –

	Jennifer W. Steans	☐	☐

14 –

	Jeffrey W. Taylor	☐	☐

15 –

	Richard W. Tinberg	☐	☐

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If at the time of the Annual Meeting, any nominee is unable or declines to serve, the Proxies will vote for such substitute nominee as the Board of Directors recommends, or vote to allow the vacancy to remain open until filled by the Board of Directors, as the Board of Directors recommends.

2. Advisory proposal to approve the compensation of executive officers as described in the proxy statement.

FOR	AGAINST	ABSTAIN
☐	☐	☐

3. Proposal to approve the amendment and restatement of the Company’s existing certificate of incorporation.

FOR	AGAINST	ABSTAIN
☐	☐	☐

4. Proposal to approve, in addition to the changes to the Company’s existing certificate of incorporation included under Proposal 3, the elimination of a provision that previously protected certain negotiated board of directors nomination rights held by two groups of stockholders.

FOR	AGAINST	ABSTAIN
☐	☐	☐

5. Proposal to approve the amendment and restatement of the Company’s existing by-laws.

FOR	AGAINST	ABSTAIN
☐	☐	☐

6. Proposal to approve, in addition to the changes to the Company’s existing by-laws included under Proposal 5, the elimination of certain negotiated board of directors nomination rights held by two groups of stockholders.

FOR	AGAINST	ABSTAIN
☐	☐	☐

7. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments or postponements thereof.

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Please sign exactly as your name(s) appear(s) on this form. When shares are held in more than one name, each joint owner should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Date:

Signature:

Signature:
(If Held Jointly)

WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING, BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.

Internet and telephone voting is available through 1:00 a.m., central time, on May 31, 2012.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

INTERNET: www.investorvote.com/TAYC Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	TELEPHONE: 1-800-652-8683 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card. To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

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